U.S. INVESTORS
PROSPECTUS

                             DATED DECEMBER 31, 2008
                     ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.
                                 ---------------
                  UNITS OF LIMITED LIABILITY COMPANY INTERESTS
                                 ---------------

     Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund's investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Robeco-Sage Multi-Strategy Master Fund, L.L.C., which, in turn, invests its assets primarily in hedge funds, joint ventures, investment companies, and other similar investment vehicles that are managed by a select group of portfolio managers that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.
     THE UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN THE FUND ("UNITS") ARE NOT DEPOSITS IN, OBLIGATIONS OF, OR GUARANTEED BY ROBECO INVESTMENT MANAGEMENT, INC. OR ROBECO GROEP, N.V. OR ANY OF THEIR AFFILIATES OR BY ANY BANK AND ARE NOT GOVERNMENT GUARANTEED OR INSURED. THE INVESTMENT PROGRAM OF THE FUND IS SPECULATIVE AND INVOLVES SUBSTANTIAL RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SEE "INVESTMENT PRACTICES AND RELATED RISK FACTORS."

                                 TOTAL OFFERING
         Amount(1)                                     $200,000,000
         Sales Load(2)                                   $4,000,000
         Proceeds to the Fund(3)                       $200,000,000
---------------
1 Generally, the minimum initial investment in Units by an investor is $100,000 and subsequent investments must be at least $25,000. These _____________________________ minimums may be reduced for certain investors.
2 Assumes a maximum sales load of 2%. The specific amount of the sales load paid with respect to an investor is generally dependent on the size of the investment in the Fund, but will not exceed 2% of an investor's investment amount. Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents. SEE "Purchases of Units--Distribution and Member Services" for a further discussion of the sales load, as well as a discussion of compensation that may be received by Robeco Securities and Selling Agents in connection with this offering.
3 These estimated proceeds assume the sale of all Units registered under this offering.

     Robeco Securities, L.L.C. ("Robeco Securities"), a subsidiary of Robeco Investment Management, Inc., the Fund's investment adviser, serves as the distributor of the Units and serves in that capacity on a reasonable best efforts basis, subject to various conditions. There is no termination date for the offering of Units, as the Fund expects to conduct a continuous offering. Monies received from prospective investors in advance of dates when Units may be purchased are held in a non-interest bearing escrow account pending the deposit of such monies with the Fund. (SEE "Purchase of Units - Purchase Terms" and "Custodian and Escrow Agent.") The principal business address of Robeco Securities is 909 Third Avenue, New York, New York 10022. Robeco Securities may retain broker-dealers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units. The sales load payable to a Selling Agent is charged as a percentage of an investor's investment amount. The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund. The Fund pays Robeco Securities an ongoing quarterly distribution fee (the "Distribution Fee") at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter, as compensation for the sale and marketing of Units. Robeco Securities also provides or arranges for the provision of certain investor and account maintenance services pursuant to a Member Services Agreement with the Fund for which the Fund pays a quarterly fee (the "Member Servicing Fee") at an annualized rate of 0.15% of the average net assets of the Fund during the calendar quarter. SEE "Purchases of Units - Distribution and Member Services." Units will be sold only to investors qualifying as "Eligible Investors" as described in this Prospectus.
     Neither the Securities and Exchange Commission (the "SEC") nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
     This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. It includes information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. A statement of additional information, dated December 31, 2008 (the "SAI"), containing additional information about the Fund, has been filed with the SEC. The table of contents of the SAI is on page 73 of this Prospectus. While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make inquiries by calling (866) 773-7145 or by writing to the Fund. Additional information about the Fund has been filed with the SEC and is available on the SEC's website at www.sec.gov.

                       ROBECO INVESTMENT MANAGEMENT, INC.
                              --------------------
                                909 THIRD AVENUE
                                   32ND FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 908-9660
                            ROBECO SECURITIES, L.L.C.

                                TO ALL INVESTORS

     This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Prospectus is qualified in its entirety by reference to the Third Amended and Restated Limited Liability Company Agreement of the Fund, dated May 4, 2006 (the "Company Agreement"), which appears in Appendix A of this Prospectus. Prospective investors should read this Prospectus and the Company Agreement carefully before investing and retain them for future reference. Units are subject to restrictions on transferability and resale.

                                 PRIVACY NOTICE

     Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to nonpublic personal information of investors, prospective investors and former investors in the Fund and may be changed at any time, provided a notice of such change is given to you.

     You provide us with personal information, such as your address, social security number, assets and/or income information: (i) in investor certifications and related documents; (ii) in correspondence and conversations with the Fund's representatives; and (iii) through transactions in the Fund.

     We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, and except as permitted by law, such as to our attorneys, auditors, brokers and regulators and, in such case, only as necessary to facilitate the acceptance and management of your investment. Thus, it may be necessary, under anti-money laundering and similar laws, to disclose information about investors in order to accept investor certifications and payments for Units. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

     We seek to carefully safeguard your private information and, to that end, restrict access to nonpublic personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                                TABLE OF CONTENTS


Offering Summary..............................................................1
Summary of Fund Expenses.....................................................15
Financial Highlights.........................................................16
The Fund.....................................................................17
Use of Proceeds; Cash Equivalents............................................17
Structure....................................................................18
Investment Program...........................................................18
Investment Practices and Related Risk Factors................................23
Additional Risk Factors......................................................31
Performance History..........................................................35
Investment Policies and Restrictions.........................................35
Management of the Fund.......................................................36
The Adviser..................................................................40
The Advisory Agreements......................................................43
The Management Agreements....................................................44
Voting.......................................................................44
Proxy Voting.................................................................44
Brokerage....................................................................45
Administrator................................................................45
Custodian and Escrow Agent...................................................46
Fees and Expenses............................................................46
Capital Accounts and Allocations.............................................47
Conflicts of Interest........................................................50
Code of Ethics...............................................................52
Purchases of Units...........................................................53
Redemptions, Repurchases of Units and Transfers..............................55
Tax Aspects..................................................................58
ERISA Considerations.........................................................68
Additional Information and Summary of Limited Liability Company Agreement....69
Reports to Members...........................................................70
Term, Dissolution and Liquidation............................................71
Fiscal Year..................................................................71
Independent Registered Public Accounting Firm................................71
Legal Counsel................................................................71
Inquiries....................................................................72
Table of Contents of SAI.....................................................73
Appendix A - Company Agreement..............................................A-i
Appendix B - Form of Investor Certification.................................B-i
Appendix C - Adviser Performance Information ...............................C-i

                                OFFERING SUMMARY

     IN MAKING AN INVESTMENT DECISION, AN INVESTOR MUST RELY UPON HIS, HER OR ITS OWN EXAMINATION OF ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C. (F/K/A SAGE MULTI-STRATEGY FUND, L.L.C.) AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN ACQUIRING UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C. THIS IS ONLY A SUMMARY OF INFORMATION TO CONSIDER BEFORE INVESTING AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION THAT FOLLOWS ELSEWHERE IN THIS PROSPECTUS. AN INVESTOR SHOULD REVIEW THE ENTIRE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE UPON REQUEST, BEFORE MAKING A DECISION TO PURCHASE UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

THE FUND Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.

                             Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering, and other persons who acquire Units and are admitted to the Fund by its board of managers (the "Board of Managers" and each member of the Board of Managers, a "Manager"), or its delegatee, will become members of the Fund ("Members").

                             The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund is similar to a hedge fund in that, through its investment in Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the "Master Fund"), its assets are actively managed and the Units are sold solely to high net worth individuals and institutional investors, but differs from a typical hedge fund in that it permits investments in relatively modest minimum denominations and it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT OBJECTIVE         The  Fund's  investment  objective  is  to  achieve
AND INVESTMENT PROGRAM       long- term capital appreciation while attempting to
                             reduce  risk  and   volatility.   In  pursuing  its
                             investment    objective,     the    Fund    invests
                             substantially all of its assets in the Master Fund,
                             a newly formed Delaware limited liability  company,
                             which,  like the Fund, is registered under the 1940
                             Act. The Master Fund,  in turn,  invests its assets
                             primarily   in   hedge   funds,   joint   ventures,
                             investment companies,  and other similar investment
                             vehicles  ("Portfolio Funds") that are managed by a
                             select  group  of  portfolio  managers  ("Portfolio
                             Managers")  that  invest in a variety of  financial
                             markets and  utilize a broad  range of  alternative
                             investment  strategies.  Prior to  January 1, 2009,
                             the Fund operated as a stand-alone fund,  investing
                             directly in Portfolio  Funds. The Fund now operates
                             through   a    "master/feeder"    structure   where
                             investments in Portfolio Funds are made through the
                             Master   Fund.   The  Master   Fund  has  the  same
                             investment objective and substantially the same investment policies as those of the Fund.

                             The Adviser (as defined below) is responsible for selecting Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. Portfolio Managers are generally compensated on terms which will usually include asset-based and performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund. (SEE "Fees and Expenses.")

                             Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. In addition, Portfolio Managers are permitted to utilize leverage, without limit.

                             The Master Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Master Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Master Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation. The Adviser seeks to monitor each Portfolio Manager on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

                             As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds. Portfolio Funds in which the Master Fund invests are not expected to be registered under the 1940 Act.

                             PORTFOLIO FUNDS AND PORTFOLIO ACCOUNTS. The Master Fund invests its assets primarily in Portfolio Funds. The Master Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Master Fund will be the sole limited partner). Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Sub-Managers."

                             The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Portfolio Funds. This determination is generally made by the Adviser, in consultation with counsel to the Master Fund. In this regard, the board of managers of the Master Fund (the "Master Fund Board") has adopted procedures relating to the Master Fund's waiver of voting rights, for purposes of assuring adherence to the foregoing limitations. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                             PORTFOLIO FUND INVESTMENT PRACTICES. Portfolio Funds are not expected to be registered under the 1940 Act. Unregistered investment funds typically provide greater flexibility than traditional investment funds (E.G., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Master Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (I.E., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

                             For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Account that the Master Fund may establish. However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

                             TEMPORARY INVESTMENTS. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors--Money Market Instruments.")

                             AN INVESTMENT IN THE FUND INVOLVES SUBSTANTIAL RISKS AND NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

POTENTIAL BENEFITS OF        By investing in the Fund, investors gain  access to
INVESTING IN THE FUND        a  group  of  Portfolio   Managers  whose  services
                             typically  are  not   available   to  the   general
                             investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund provides investors the opportunity to participate in the investment programs of a professionally selected cross-section of Portfolio
                             Managers, without being subject to the high minimum investment requirements that Portfolio Managers typically would impose on investors.

                             Allocation of assets among Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.

BORROWINGS                   The  Fund  and the  Master  Fund  generally  do not
                             expect  to  engage in  borrowings  other  than on a
                             short-term  or temporary  basis.  Borrowings by the
                             Fund or the Master Fund,  including any  borrowings
                             by the  Fund  or  the  Master  Fund  on  behalf  of
                             Portfolio  Accounts,  are  subject  to a 300% asset
                             coverage  requirement under the 1940 Act. Portfolio
                             Funds that are not registered  investment companies
                             are not subject to this requirement. Borrowings for
                             investment    purposes   (a   practice   known   as
                             "leverage")  involve certain risks.  Any borrowings
                             for investment purposes (other than on a short-term
                             or temporary  basis) by the Fund or the Master Fund
                             would be made solely for Portfolio Accounts and are
                             not a principal  investment strategy of the Fund or
                             the     Master     Fund.      (SEE      "Investment
                             Program--Borrowing; Use of Leverage.")

RISK FACTORS                 The  investment  program of the Fund is speculative
                             and  involves  substantial  risks.  There can be no
                             assurance that the investment objective of the Fund
                             will be achieved. The investment performance of the
                             Fund will depend on the  performance  of the Master
                             Fund,  which in turn will depend on the performance
                             of the  Portfolio  Managers  with  which the Master
                             Fund invests,  and the Adviser's  ability to select
                             Portfolio  Managers and to allocate and  reallocate
                             effectively   the  Master   Fund's   assets   among
                             Portfolio Managers. The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund's investments.

                             AN INVESTMENT IN THE FUND INVOLVES THE FOLLOWING GENERAL RISKS:

                             - Investing in the Fund can result in a loss of capital invested. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Master Fund and, therefore, the Fund.

                             - The Master Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.

                             - There are special tax risks associated with an investment in the Fund. (See "Tax Aspects.")

                             - The Master Fund is a newly formed entity and has no operating history. However, the Fund commenced operations on December 1, 2005 and, as of January 1, 2009, transferred all of its investments to the Master Fund. Further, the Master Fund has the same investment objective and substantially the same investment policies as those of the Fund.

                             - Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. (SEE "Investment Practices and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Units and Transfers.") Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering Units for repurchase in connection with a repurchase offer made by the Fund will have those Units repurchased in that repurchase offer.

                             - An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $100,000, could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund and the Master Fund, an investor bears a PRO RATA portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

                             - The fees and other expenses borne directly and indirectly by the Fund, including those of the Master Fund, which include fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

                             INVESTING  IN  PORTFOLIO  FUNDS  INVOLVES   SPECIAL
                             RISKS, INCLUDING THE FOLLOWING:

                             - Portfolio Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

                             - Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

                             - The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

                             - The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and the amounts Members receive upon the repurchase  of Units.  Because  Portfolio  Funds
                                generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts).

                             - Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The Master Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a Portfolio Account), will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the investment management fee the Fund pays to the Adviser.

                             - The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based fees or allocations. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

                             - Each Portfolio Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by

                                Members, even if the Master Fund's overall returns are negative.

                             - Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

                             - To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

                             - The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return.

                             - Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value, and which may cause the Fund to incur certain expenses. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of the Units of Members.

                             Investing in a master/feeder arrangement involves certain additional risks, including the following:

                             - The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's units in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund would incur expenses in liquidating investments received in connection with any in-kind distributions.

                             - A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to withdraw its investment in the Master Fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. Certain investment policies and restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. However, the Master Fund will notify the Fund at least 30 days before any material changes are implemented.

                             - Units in the Master Fund may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be adversely affected, in other respects, by other investors in the Master Fund.

                             - Other investors in the Master Fund may offer units of limited liability company interests to their respective investors that have costs and expenses that differ from those of the Fund. Thus the investment returns for investors in other funds that invest in the Master Fund may differ from the investment returns of investors in the Fund.

MANAGEMENT                   The  Board of  Managers  of the  Fund  has  overall
                             responsibility for monitoring and overseeing the Fund's investment program and its management and operations. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by the Members. A majority of the Managers are "Independent Managers" who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. (SEE "Management of the Fund.")

                             The Master Fund Board currently is comprised of the same individuals who comprise the Board of Managers of the Fund. The Master Fund Board has overall responsibility for the management and supervision of the operations of the Master Fund.

THE ADVISER                  Robeco Investment Management,  Inc. (the "Adviser")
                             serves as the investment adviser of the Fund. Prior to January 1, 2007, Robeco-Sage Capital Management,
                             L.L.C., a wholly-owned subsidiary of Robeco USA, Inc., served as the investment adviser of the Fund.
                             Effective  January  1,  2007,  Robeco-Sage  Capital
                             Management, L.L.C. was merged into its parent, Robeco USA, Inc. (which changed its name to Robeco
                             Investment Management,  Inc. after the merger). The
                             Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

                             The Adviser is a Delaware corporation and an indirect subsidiary of Robeco Groep, N.V. ("Robeco"). Robeco, headquartered in Rotterdam, the Netherlands, is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles.

                             Robeco has offices in France, Belgium, Luxembourg, Switzerland, Germany, Spain, the UK, New York, New York (Robeco Investment Management, Inc.), Boston, Massachusetts and Toledo, Ohio (Harbor Capital Advisors). Robeco is part of Cooperatieve Centrale Raiffeissen - Boerenleen Bank B.A. ("Rabobank"). As of October 31, 2008, Robeco's total assets under management were approximately $144 billion.

                             Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the
                             Fund.  The  agreement  authorizes  the  Adviser  to
                             implement  the Fund's  investment  program  through
                             investing in the Master Fund. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. Under the Advisory Agreement, a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) is payable by the Fund to the Adviser (the "Advisory Fee"). However, under the agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets remain invested in the Master Fund.

                             In addition, pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser provides (or arranges for the provision of) office space, telephone services and utilities, various administrative services to the Fund, including certain legal and compliance services and is responsible for the oversight of the Fund's administrator and other service providers. In consideration for these services, a quarterly management fee at an annualized rate of 0.10% of the average net assets of the Fund during the calendar quarter (the "Management Fee") is payable by the Fund to the Adviser. However, under the Management Agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets remain invested in the Master Fund.

                             The Master Fund has entered into an investment advisory agreement with the Adviser (the "Master Fund Advisory Agreement") pursuant to which the Adviser provides substantially similar services to the Master Fund as those set forth in the Fund's Advisory Agreement. As consideration for these services, the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Master Fund Advisory Fee"). The Master Fund Advisory Fee is payable in arrears within five business days after the end of the quarter.

                             Additionally, the Master Fund has entered into a management agreement with the Adviser (the "Master Fund Management Agreement") pursuant to which the Adviser provides substantially similar services to the Master Fund as those set forth in the Fund's Management Agreement. As consideration for these services, the Master Fund pays the Adviser a quarterly management fee at an annualized rate of 0.10% of the average net assets of the Master Fund during the calendar quarter (the "Master Fund Management Fee").

                             Rabobank, the parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund. Rabobank may be deemed to control the Fund for purposes of the BHCA. (SEE "Additional Risk Factors.")

FEES AND EXPENSES            The Adviser bears all of its own costs  incurred in
                             providing investment advisory and other services to
                             the Fund and the Master Fund,  including travel and
                             other   expenses   related  to  the  selection  and
                             monitoring of Portfolio Managers.

                             The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement, the Master Fund Advisory Agreement, the Management Agreement and the Master Fund Management Agreement, and by the Distributor pursuant to the Distribution Agreement and the Member Services Agreement (both as defined below), including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund and the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund and the Master Fund; administrative expenses and fees of the Fund and the Master Fund; custody and escrow fees and expenses of the Fund and the Master Fund; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond for the Fund and the Master Fund; the Master Fund Advisory Fee; the Master Fund Management Fee; the Distribution Fee (as defined below); the Member Servicing Fee (as defined below); fees and travel-related and other expenses of members of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be
                             approved   from  time  to  time  by  the  Board  of
                             Managers.

                             The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable or allocable to the Portfolio Manager. In such cases, the fees or allocations may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.

                             The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of the waiver of expenses. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

                             (SEE "Fees and Expenses.")

CAPITAL ACCOUNTS AND         The Fund maintains a separate  capital  account for
ALLOCATIONS                  each Member which has an opening  balance  equal to
                             the Member's initial contribution to the capital of
                             the  Fund.   Each  Member's   capital   account  is
                             increased  by the  amount of  contributions  by the
                             Member to the capital of the Fund, plus any amounts
                             credited  to  the  Member's   capital   account  as
                             described below. Similarly, each Member's capital account is reduced by the sum of the amount of any repurchase by the Fund of the Units of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

                             Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of the following: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date on which any contribution to the capital of the Fund is made; (iv) any day as of which the Fund repurchases any Units of any Member; or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

ALLOCATION OF NET PROFITS    Net  profits  or net  losses  of the  Fund for each
AND NET LOSSES               fiscal period are  allocated  among and credited to
                             or debited from the capital accounts of all Members
                             as  of  the  last  day  of  the  fiscal  period  in
                             accordance with the Members' respective  investment
                             percentages  for the fiscal  period.  These credits
                             and debits to a  Member's  capital  account  are in
                             turn  reflected  in  changes  in the  value  of the
                             Member's  Units.  Net profits or net losses will be
                             measured  as the net change in the value of the net
                             assets  of the Fund  (including  any net  change in
                             unrealized    appreciation   or   depreciation   of
                             investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages. Each Member's investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.
                             (SEE "Capital Accounts and Allocations--Allocations of Net Profits and Net Losses.")

                             Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years. (SEE "Tax Aspects.")

CONFLICTS OF INTEREST        The  investment  activities  of  the  Adviser,  the
                             Portfolio  Managers and their  affiliates for their
                             own accounts and for other accounts they manage may
                             give  rise  to  conflicts  of  interest   that  may
                             disadvantage   the   Fund.   (SEE   "Conflicts   of
                             Interest.")

PURCHASES OF UNITS           An investor  purchases Units in the Fund. The Units
                             represent  a  capital  account  maintained  on  the
                             investor's behalf that reflects the purchaser's PRO
                             RATA share of the  Fund's  capital.  An  investor's
                             capital account is used to facilitate tax reporting
                             to the  investor.  Units are  offered  at their net
                             asset  value  per  Unit,  and each  Unit  purchased
                             represents  a capital  contribution  to the Fund in
                             that  amount.   Generally,   the  minimum   initial
                             investment  in Units by an investor is $100,000 and
                             subsequent  investments  must be at least  $25,000.
                             The minimum  initial and
                             additional  investment for employees of the Adviser
                             or a Selling  Agent (as  defined  below)  and their
                             affiliates, and members of their immediate families
                             and,  in the sole  discretion  of the  Adviser,  as
                             applicable,  the  Managers,   attorneys  and  other
                             professionals  engaged  on  behalf  of the Fund and
                             members of their  immediate  families,  is $25,000.
                             The  minimum   initial   and   minimum   additional
                             investment requirements may be reduced or increased
                             by   the   Board   of   Managers.   Under   certain
                             circumstances, the minimum investment amounts may be waived, subject to the approval of Robeco
                             Securities.

                             The Fund expects to offer Units once a month, generally as of the first business day of each month or more or less frequently in the sole discretion of the Board of Managers. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The investor must also submit a completed investor certification before the applicable purchase date. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

                             The Fund has entered into a distribution agreement (the "Distribution Agreement") with Robeco Securities, a subsidiary of the Adviser, to act as the distributor for the sale of Units (the "Distributor"). Robeco Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units. Selling Agents generally will be entitled to a sales load and an ongoing fee for such services. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund, but will not exceed 2% of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.) The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.

                             In addition, as compensation for the sale and marketing of Units, the Fund pays Robeco Securities an ongoing quarterly fee at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Distribution Fee"). The Distribution Fee is payable in arrears within five days after the end of the quarter. These payments have been separately authorized by the Board pursuant to a distribution plan adopted by the Board.

                             The Fund has also entered into a Member Services Agreement with the Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services. As consideration for these services, the Fund pays a quarterly Member servicing fee to the Distributor at an annualized rate of 0.15% of the average net assets of the Fund. The Distributor may pay all or a portion of this amount to retain broker-dealers ("Member Service Providers") to provide Member and account maintenance services. (SEE "Purchases of Units -- Distribution and Member Services.")

INVESTOR ELIGIBILITY         Units  are  being  offered  only to  investors  who
                             represent   that:  (i)  they  are   individuals  or
                             companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1.5 million or that they meet certain other qualification requirements; (ii) they are U.S.
                             persons for Federal income tax purposes; and (iii) they are not charitable remainder trusts. Units may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the Internal
                             Revenue Code of 1986, as amended.

                             Before an investor may invest in the Fund, a Selling Agent will require the investor to certify that it meets applicable investor qualification requirements and that it will not transfer its Units except in the limited circumstances permitted under the Third Amended and Restated Limited Liability Company Agreement of the Fund, dated May 4, 2006 (the "Company Agreement"). (The form of certification that each investor will be asked to sign is contained in Appendix B of this Prospectus.) If an investor's executed and completed certification is not received on or before the date Units are to be issued, the investor's order will not be accepted. The Fund reserves the right to reject any order for the purchase of Units and may, in its sole discretion, suspend the offering of Units at any time.


INVESTOR SUITABILITY         AN  INVESTMENT  IN THE  FUND  INVOLVES  SUBSTANTIAL
                             RISKS  AND  IS NOT  NECESSARILY  SUITABLE  FOR  ALL
                             ELIGIBLE INVESTORS. You may lose some or all of your investment in the Fund. Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

TRANSFER RESTRICTIONS        Units held by Members may be transferred  only: (i)
                             by operation of law pursuant to the death, divorce,
                             bankruptcy, insolvency, dissolution or adjudication
                             of  incompetency  of a  Member;  or (ii)  with  the
                             consent  of the  Board of  Managers  (which  may be
                             withheld  in its sole  discretion).  Under  certain
                             circumstances,  the Board of Managers has delegated
                             to the Adviser authority to consent to transfers of
                             Units.  The Board of Managers has also delegated to
                             the Adviser  authority to admit Members.  The Board
                             of Managers,  or the Adviser,  may not consent to a
                             transfer  other than a  transfer:  (i) in which the
                             tax  basis  of  the  Units  in  the  hands  of  the
                             transferee is  determined,  in whole or in part, by
                             reference  to its tax  basis  in the  hands  of the
                             transferor;   (ii)  to  members  of  the   Member's
                             immediate  family   (brothers,   sisters,   spouse,
                             parents and children); (iii) as a distribution from
                             a  qualified   retirement  plan  or  an  individual
                             retirement account; or (iv) a transfer to which the
                             Board of  Managers,  or the  Adviser,  may  consent
                             pursuant to the  following  sentence.  The Board of
                             Managers,  or the  Adviser,  may  consent  to other
                             pledges, transfers, or assignments under such other
                             circumstances  and  conditions  as it,  in its sole
                             discretion,  deems appropriate;  PROVIDED, HOWEVER,
                             that  prior  to  any  such  pledge,   transfer,  or
                             assignment,  the Board of Managers, or the Adviser,
                             shall  consult  with  counsel to the Fund to ensure
                             that such pledge,  transfer, or assignment will not
                             cause the Fund to be treated as a "publicly  traded
                             partnership" taxable as a corporation. A Member who
                             transfers Units may be charged reasonable expenses,
                             including   attorneys'   and   accountants'   fees,
                             incurred  by  the  Fund  in  connection   with  the
                             transfer. (SEE "Redemptions, Repurchase of Units and Transfers--Transfers of Units.")

REDEMPTIONS AND REPURCHASES  Units are not  redeemable and a Member has no right
OF UNITS BY THE FUND         to require  the Fund to redeem its Units.  The Fund
                             will from time to time  make  offers to  repurchase
                             Units from  Members  pursuant  to written  tenders.
                             Repurchase offers will be made at such times and on
                             such  terms as may be  determined  by the  Board of
                             Managers,  in its sole  discretion.  In determining
                             whether the Fund should offer to  repurchase  Units
                             from  Members,  the Board of Managers will consider
                             the  recommendations  of the  Adviser.  The Adviser
                             currently  expects  that it will  recommend  to the
                             Board of Managers that the Fund offer to repurchase
                             Units from Members  twice a year, as of June 30 and
                             December 31. A repurchase  fee equal to 2.0% of the
                             value of the Units  repurchased,  which is retained
                             by the Fund, will apply if the date as of which the
                             Units are to be valued for  purposes of  repurchase
                             is less  than  one  year  following  the  date of a
                             Member's   investment  in  the  Fund.  The  fee  is
                             intended to offset costs associated with short-term investments in the Fund.

                             If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase. The Board of Managers will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members: (i) whether any Members have requested the Fund to repurchase their Units; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund);
                             (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units. (SEE "Redemptions, Repurchases of Units and Transfers--No Right of Redemption" and "-- Repurchases of Units.")

                             The Company Agreement generally provides that the Fund will be dissolved if the Units of any Member that has submitted a written request to the Fund for the repurchase of all of its Units, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

                             If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a PRO RATA portion of the Units tendered by each Member. In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum capital account balance of $100,000 (or any lower amount equal to the Member's initial purchase amount net of distribution fees), or such other amount as is determined by the Board of Managers. The Fund maintains the right to reduce the amount to be repurchased from a Member so that the required minimum capital account balance is maintained.

                             The Fund may redeem Units if, among other reasons, ownership of the Units by a Member would cause the Fund, the Master Fund or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

TAXATION Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund has also rendered an opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

                             If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. (SEE "Tax Aspects.")

ERISA PLANS AND OTHER        Because  the Fund and the  Portfolio  Funds may use
TAX-EXEMPT ENTITIES          leverage  and the  Portfolio  Funds  may  engage in
                             certain business  activities,  tax-exempt investors
                             subject to the Employee  Retirement Income Security
                             Act  of  1974,  as  amended  ("ERISA"),  and  other
                             tax-exempt investors may incur income tax liability
                             to the extent the Fund's  transactions  are treated
                             as  giving  rise  to  unrelated   business  taxable
                             income.  The Fund is not designed for investment by
                             charitable  remainder trusts and,  therefore,  such
                             trusts  may  not   purchase   Units.   (SEE  "ERISA
                             Considerations" and "Tax Aspects.")

REPORTS TO MEMBERS           The  Fund  will  furnish  to  Members  as  soon  as
                             practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

                             THE FUND'S ABILITY TO PROVIDE FINAL SCHEDULES K-1 TO MEMBERS FOR ANY GIVEN TAX YEAR PRIOR TO APRIL 15 OF THE FOLLOWING YEAR WILL DEPEND UPON WHEN IT RECEIVES THE REQUISITE INFORMATION FROM PORTFOLIO FUNDS. (SEE "ADDITIONAL RISK FACTORS--SPECIAL RISKS OF MULTI-MANAGER STRUCTURE.") THE FUND WILL PROVIDE SCHEDULES K-1 AS SOON AS PRACTICABLE AFTER IT RECEIVES ALL NECESSARY INFORMATION. HOWEVER, DELAYS FREQUENTLY OCCUR. MEMBERS SHOULD THEREFORE BE PREPARED TO OBTAIN EXTENSIONS OF THE FILING DATES FOR THEIR FEDERAL, STATE AND LOCAL INCOME TAX RETURNS.

                             The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

TERM The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Company Agreement.

FISCAL YEAR AND TAXABLE      For accounting purposes,  the Fund's fiscal year is
YEAR                         the  12-month   period  ending  on  March  31.  The
                             12-month period ending December 31 of each year is the taxable year of the Fund.

ADMINISTRATOR                Pursuant  to  an   administration   agreement  (the
                             "Administration Agreement"), SEI Investments Global
                             Funds  Services  (the   "Administrator")   provides
                             various   administrative   services  to  the  Fund,
                             including fund accounting,  investor accounting and
                             taxation services,  maintaining the register of the
                             Fund and generally  performing all actions  related
                             to the issuance  and transfer of Units;  performing
                             all acts related to the  repurchase  of Units;  and
                             performing all other clerical services necessary in
                             connection with the administration of the Fund. The
                             Administrator   may   delegate   certain   of   its
                             administrative functions. The Administrator also serves as the transfer agent for the Units.

                             Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund.

CUSTODIAN AND ESCROW AGENT   SEI Private Trust  Company  serves as the custodian
                             for the assets of the Fund and the Master Fund. UMB
                             Bank, n.a. serves as the escrow agent for the assets of the Fund.

                            SUMMARY OF FUND EXPENSES

      The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

    INVESTOR TRANSACTION EXPENSES
       Maximum Sales Load (as a percentage of offering price) (1)........................  2.00%
       Repurchase Fee (as percentage of value of Units repurchased)......................  2.00%
       (applies to repurchases of Units less than one year after
        date of investment)

    ANNUAL EXPENSES (as a percentage of net assets attributable to Units)
       Management Fee (2)................................................................  0.85%
       Other Expenses (3)................................................................  1.40%
       Acquired Fund Fees and Expenses (4)...............................................  6.62%
       Total Annual Expenses (5).........................................................  8.87%
              Less:  Amount Waived Under Expense Limitation Agreement (5) ...............  0.00%
       Net Annual Expenses (5)...........................................................  8.87%


-------------

(1) In connection with initial and additional investments, investors may be charged a sales load of up to 2% of the amounts transmitted in connection with their capital contributions. No sales load will be charged to certain types of investors. (SEE "Purchases of Units --Distribution and Member Services.")

(2) Includes only the Master Fund Advisory Fee and the Master Fund Management Fee. The Fund's Advisory Fee and Management Fee are NOT reflected in this table since, under the Advisory Agreement and the Management Agreement, the Fund is not subject to the Advisory Fee or the Management Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3) Reflects all expected ordinary operating expenses for the current fiscal year, including a Distribution Fee of 0.85%, a Member Servicing Fee of 0.15% and anticipated reimbursements made to the Adviser pursuant to the Expense Limitation Agreement which is described in Note (5) below. "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee, but not the Master Fund Advisory Fee or the Master Fund Management Fee, which are noted separately in the table) that are expected to be borne by the Fund for the current fiscal year. "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses"). For a more complete description of the various fees and expenses of the Fund, SEE "Fees and Expenses," "The Adviser" and "Purchases of Units."

(4) Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested and intends to invest based upon the anticipated net proceeds from this offering. Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any). Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. The amount of the Fund's average net assets used in calculating this percentage was based on net assets of approximately $112.8 million as of March 31, 2008 plus anticipated net proceeds of $100 million from this offering.

(5) This amount is estimated for the current fiscal year. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time of the waiver of expenses. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement. (SEE "Fees and Expenses.")

     The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, SEE "The Adviser," "Fees and Expenses" and "Purchases of Units." "Other Expenses," as shown above, is based on Fund net assets of approximately $112.8 million as of March 31, 2008 plus anticipated net proceeds of $100 million from this offering.

     EXAMPLE:
     -------

     The example below is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect (and also reflects the maximum 2% sales load that may be assessed on a $100,000 investment in the Fund). IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example.

     An investor would pay the following expenses on a $100,000 investment, assuming a 5% annual return:*

               1 YEAR          3 YEARS          5 YEARS          10 YEARS
               ------          -------          -------          --------
              $10,524          $26,596          $41,448          $73,832


----------------------------------
* On an investment of $1,000, the Example would be as follows:

EXAMPLE:
-------
      An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

              1 YEAR           3 YEARS          5 YEARS          10 YEARS
              ------           -------          -------          --------
               $105             $266              $414             $738

                              FINANCIAL HIGHLIGHTS

     The information contained in the table below sets forth selected information derived from: (i) the financial statements contained in the Fund's annual reports for the fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006 (each, an "Annual Report" and collectively, the "Annual Reports") which have been audited by Anchin, Block & Anchin, LLP ("ABA"); and (ii) the Fund's semi-annual financial statements as of September 30, 2008, included in the Fund's semi-annual report (the "Semi-Annual Report"). ABA's report, along with the Fund's financial statements, are included in the Annual Reports. The Fund's Annual Reports and Semi-Annual Report have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov, and are also available upon request by calling (866) 773-7145. The Fund's financial statements for the fiscal year ended March 31, 2008 and for the six-month period ended September 30, 2008 are included in the Fund's Statement of Additional Information, dated December 31, 2008 (the "SAI"), which is available upon request from the Fund.


                                                                                                           For the period
                                                        For the                                             June 8, 2005
                                                       six-month                                              (date of
                                                      period ended      For the year      For the year       inception)
                                                     September 30,     ended March 31,   ended March 31,      through
                                                          2008              2008              2007          March 31, 2006
                                                      (unaudited)        (audited)         (audited)          (audited)

                                                    -----------------------------------------------------------------------
PER UNIT OPERATING PERFORMANCE
Beginning net asset value                           $    1,105.12     $    1,141.44     $    1,061.24     $    1,000.00
Income from operations:
  Net investment loss                               $      (12.31)    $      (25.30)    $      (26.36)    $       (8.03)
  Net realized and unrealized appreciation/
       (depreciation) from Portfolio Funds          $      (86.12)    $      (11.02)    $      106.56     $       69.27
                                                    --------------    ---------------   --------------    --------------
Net change in net assets resulting from operations  $      (98.43)    $      (36.32)    $       80.20     $       61.24
                                                    --------------   ---------------    --------------    --------------
Ending net asset value                              $    1,006.69     $    1,105.12     $    1,141.44     $    1,061.24
                                                    ==============    ===============   ==============    ==============


                                                                                                           For the period
                                                        For the                                              June 8, 2005
                                                       six-month                                              (date of
                                                      period ended      For the year      For the year       inception)
                                                     September 30,     ended March 31,   ended March 31,      through
                                                          2008              2008              2007          March 31, 2006
                                                      (unaudited)        (audited)         (audited)          (audited)

                                                    ------------------------------------------------------------------------
Total Return                                                (8.91)%(1)        (3.18)%            7.56%             6.12%(1)

Net assets, end of period (000's)                   $     111,794      $    112,670     $      65,647     $      21,285

RATIOS TO AVERAGE NET ASSETS
                                                             2.41%(3)          2.34%             3.56%
Expenses, before waivers and reimbursements (2)                                                                    6.09%

Expenses, net of waivers and reimbursements (2)              2.29%(3)(5)       2.25%             2.50%             2.50%(3)

Net investment loss, before waivers and                     (2.35)%(3)        (2.25)%           (3.46)%          (5.90)%(3)
reimbursements

Net investment loss, net of  waivers and                    (2.23)%(3)        (2.16)%           (2.40)%           (2.31)%(3)
reimbursements

Portfolio turnover rate                                     13.37%(4)         17.47%             7.82%             0.00%(4)

(1)  Total return is for the period indicated and has not been annualized.

(2)  Expenses of Portfolio Funds are not included in the expense ratio.

(3) Annualized, with the exception of non-recurring organizational expenses of $67,500.

(4)  Not Annualized.

(5) Expense ratio is greater than the expense cap of 2.25% due to the inclusion of extraordinary expenses that are not covered by the expense cap.

Note: The expense ratios, the net investment loss ratio, and the total return percentage are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.


                                    THE FUND

     Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund invests substantially all of its assets in Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the "Master Fund"), a newly formed Delaware limited liability company that is also registered under the 1940 Act. Prior to January 1, 2009, the Fund operated as a stand-alone fund, investing directly in Portfolio Funds. The Fund now operates through a "master/feeder" structure where investments in the Portfolio Funds are made through the Master Fund. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund.

     The Fund's principal office is located at c/o Robeco Investment Management, Inc., 909 Third Avenue, 32nd Floor, New York, New York, 10022, and its telephone number is (212) 908-9660. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the board of managers of the Fund (the "Board of Managers"). Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering being made hereby will become members of the Fund ("Members").


                        USE OF PROCEEDS; CASH EQUIVALENTS

     The net proceeds of the offering of Units (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Fund. During periods of adverse market conditions in the securities markets, as determined by the Adviser (as defined below), the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors--Money Market Instruments.") The Portfolio Managers may also invest in such cash equivalents.


                                    STRUCTURE

     The Fund is a specialized investment vehicle that combines many of the features of a hedge fund with those of a closed-end investment company. Hedge funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individuals and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most hedge funds. They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors. The managers of these companies are typically compensated through asset-based (but not performance-based) fees.

     The Fund is similar to a hedge fund in that, through its investment in the Master Fund, its assets are actively managed and the Units are sold solely to high net worth individuals and institutional investors, but differs from a typical hedge fund in that it permits investments in relatively modest minimum denominations. The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many hedge funds.


                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

     The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund seeks to accomplish its investment objective by investing substantially all of its assets in the Master Fund. The Master Fund, in turn, invests its assets primarily in hedge funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

     At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this diverse group, the Master Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager. An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.

     The Master Fund expects to invest among broad categories of investment strategies and techniques. Robeco Investment Management, Inc. (the "Adviser") will not follow a rigid investment policy which would limit the Master Fund from participating in any single market, strategy or investment. Portfolio Managers are permitted to utilize leverage and invest in long and short positions in equities, options, warrants, fixed income securities, financial and commodity futures, currency forwards, over-the-counter derivative instruments, securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments. When they determine that such an investment policy is warranted, Portfolio Managers may invest without limitation in cash and cash equivalents.

     PORTFOLIO MANAGER SELECTION PROCESS. It is the responsibility of the Adviser to research and determine the identity of the Portfolio Managers, to satisfy itself as to the suitability of the terms and conditions of the investment companies they manage (or, where relevant, to negotiate the respective investment advisory agreements) and to allocate and reallocate the Master Fund's assets among Portfolio Managers. The Adviser will allocate the Master Fund's assets among Portfolio Managers using its proprietary knowledge and experience to seek the optimal mix of investment sectors and styles given its outlook for the economic and investment environment. The Master Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager.

     The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. In addition, the Portfolio Manager's ability to provide requested reporting and its internal controls are considered. Prior to investing with a Portfolio Manager, the Adviser will meet with the Portfolio Manager to discuss the Portfolio Manager's investment program and organization. Portfolio Managers generally will be compensated on terms which will usually include asset-based and performance-based fees or allocations made by, or charged to, the relevant Portfolio Fund.

     Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. In addition, Portfolio Managers are permitted to utilize leverage, without limit.

     The Master Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Master Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Master Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation. The Adviser seeks to monitor each Portfolio Manager on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

     The Adviser has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Managers. After allocating assets to a Portfolio Manager, the Adviser reviews the Portfolio Manager's investment performance and other factors in determining whether allocation of the Master Fund's assets to the Portfolio Manager continues to be appropriate.

     As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds. Portfolio Funds in which the Master Fund invests are not expected to be registered under the 1940 Act.

     PORTFOLIO FUNDS AND PORTFOLIO ACCOUNTS. The Master Fund invests its assets primarily in Portfolio Funds. The Master Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Master Fund will be the sole limited partner). Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Sub-Managers."

     The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Portfolio Funds. This determination is generally made by the Adviser, in consultation with counsel to the Master Fund. In this regard, the board of managers of the Master Fund (the "Master Fund Board") has adopted procedures relating to the Master Fund's waiver of voting rights, for purposes of assuring adherence to the foregoing limitations. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

     PORTFOLIO FUND INVESTMENT PRACTICES. Unregistered investment funds typically provide greater flexibility than traditional investment funds (E.G., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Master Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (I.E., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

     For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Account that the Master Fund may establish. However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

     TEMPORARY INVESTMENTS. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors--Money Market Instruments.")

     THE FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUND, THE MASTER FUND OR ANY PORTFOLIO FUND WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS BY PORTFOLIO MANAGERS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE MASTER FUND, AND, THEREFORE, THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS IN THE FUND COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

INVESTMENT STRATEGIES

     The Master Fund seeks to provide investors with exposure to a mix of hedge fund strategies by investing in Portfolio Funds. The Adviser follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers.

     The Portfolio Managers with whom the Master Fund invests may employ one or more of the investment strategies discussed below, among others. The discussion of particular strategies below is not, in any way, intended to predict the mix of strategies that will be represented in the Fund's portfolio. In fact, only a limited selection of the depicted strategies may be represented in the portfolio.

                         CONTROLLED RISK/RELATIVE VALUE

      Controlled risk/relative value investing involves taking simultaneous long and short positions in closely-related markets. This strategy relies on the exploitation of market inefficiencies, without speculating on the direction of interest rates, currency exchange rates or equity prices, and without assuming an unhedged exposure to any particular market.

      o CONVERTIBLE ARBITRAGE. Convertible arbitrage involves the purchase of an undervalued convertible bond, while hedging with a short position in the underlying equity. The future relationship of the prices of the two securities can be reasonably predicted, and profits are made as the price of the convertible bond converges to its fair value.

      o MORTGAGE-BACKED SECURITIES ARBITRAGE. This investment technique exploits relative-value inefficiencies in the mortgage-backed securities market. Undervalued assets are purchased and hedged and overvalued assets are sold short, resulting in a positive return to the investor regardless of movements in interest rates or the incidence of mortgage prepayments.

      o CLOSED-END FUND ARBITRAGE. This strategy involves the purchase of closed-end funds trading at significant discounts to their portfolio values. The Portfolio Manager hopes to profit from the mispricing of the closed-end fund's net asset value and the value of the fund's underlying financial instruments, but Portfolio Managers typically hedge these positions through index options or futures that closely represent the make-up of the specific closed-end fund or the market in general.

      o MULTI-STRATEGY ARBITRAGE. Multi-strategy arbitrage funds utilize a combination of arbitrage techniques to achieve their performance objective. The most common arbitrage strategies used include merger arbitrage, convertible arbitrage, equity and statistical arbitrage, and fixed-income arbitrage. These Portfolio Managers have the unique ability to shift capital across strategies based on the market environment and the opportunities available in the financial markets.

                                  EVENT-DRIVEN

     Event-driven investing is a strategy that focuses on the securities of companies undergoing some material structural changes. These changes can come in the form of mergers, acquisitions, and other transactions.

      o DISTRESSED/HIGH-YIELD. The distressed or high-yield strategy involves investing in the securities of companies experiencing financial or operational difficulties. These securities generally are of below investment grade quality and trade at substantial discounts to par value and, in part, each strategy is premised on the need for certain classes of investors to sell low-credit instruments. Profits are made based on two kinds of mispricings: (i) fundamental or intrinsic value; and (ii) relative value between comparable securities.

      o MERGER ARBITRAGE. Merger arbitrage entails investing in the securities of companies involved in mergers or acquisitions. In a typical stock acquisition transaction, merger arbitrageurs will purchase the stock of the target company and sell short the stock of the acquirer with the objective of realizing profits as the spread between the stock price of the target company converges with the stock price offered by the acquiring company. In a typical cash tender offer, this strategy may involve the purchase of the stock of the target company with the objective of profiting from the difference between the stock's current market price and the announced offer price. In both examples, the realization of profit depends on the consummation of the merger or acquisition. Other sources of income for this strategy include dividend payments and rebates net of expenses.

      o SPECIAL SITUATIONS. Special situation investing involves the purchase and sale of stocks of companies involved in spin-offs, capital structure reorganizations, liquidations, and other similar corporate restructuring events. This strategy involves seeking profits by taking positions in financial instruments that become mispriced due to these special situations.

                                     EQUITY

     Equity investing involves the purchase and sale of listed equity and equity-related financial instruments usually based on fundamental research and analysis. Portfolio Managers may invest opportunistically in several sectors or they may be sector specialists.

      o LONG-BIASED EQUITY. Long-biased equity investing generally involves the purchase of financial instruments a Portfolio Manager believes are undervalued. Long-biased Portfolio Managers generally have low short exposure and maintain a net exposure usually in excess of 60% net long.

      o HEDGED-EQUITY. Hedged-equity investing involves the purchase of financial instruments that a Portfolio Manager believes are undervalued and the short sale of financial instruments the Portfolio Manager determines to be overvalued. Hedged-equity Portfolio Managers seek to manage market risk by varying their levels of long and short exposure.

      o SHORT-BIASED EQUITY. Short-biased equity investing involves the purchase and short sale of equity and equity-related financial instruments. A short sale involves selling the securities of issuers that the Portfolio Manager believes are overvalued based upon an assessment of the prospects of those issuers. Portfolio Managers using this strategy consider a wide range of factors in determining whether a security is overvalued, and may sell a security short because: (a) an issuer has negative cash flows; (b) the security has an exceedingly high market value relative to the value of the assets or the earnings or expected earnings of the issuer; or (c) the issuer is operating at a deficit. Short-biased Portfolio Managers will generally be net short and maintain higher exposures on the short side relative to the long side.

                                      MACRO

     Macro strategies involve taking long and short positions in financial instruments based on a top-down view of economic and capital market conditions. Portfolio Managers begin evaluating opportunities based on economic factors, working their way down to industry, sector, and company specific fundamentals. Investments are usually made in a wide variety of instruments including stocks, bonds, currencies, derivatives, and commodities. Portfolio Managers pursuing

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


macro strategies make judgments about the expected future price direction of these instruments and express that opinion by taking long or short positions in these instruments.

      o FUNDAMENTAL/OPPORTUNISTIC. Macro opportunistic Portfolio Managers use the top-down approach to identify long and short investment opportunities, and rely on a wide range of tools to assist in making these judgments, including, but not limited to, relying on instinct and human judgment. Interest rates, along with other economic indicators, are the main tools used in the research and security selection process.

      o SYSTEMATIC/SHORT-TERM TRADING. Systematic/short-term trading Portfolio Managers utilize proprietary computer-based models and trading strategies in seeking to profit from long and short investment opportunities. These Portfolio Managers usually employ very active, high portfolio turnover trading strategies in order to capture profits from shorter-term trading patterns and trends that emerge from macro-related factors.

      o COMMODITIES. Portfolio Managers in this area purchase and sell commodity futures and related options contracts based on supply and demand factors affecting pricing within each market. The commodity futures contracts traded may include agricultural commodities (such as corn, oats, wheat and oils), metals (such as gold, silver, copper, platinum and palladium), energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), along with equity/bond index and currency futures. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

NEGOTIATION OF TERMS

     In some cases, the Adviser actively negotiates the terms of an investment with a Portfolio Manager. The primary items that may be negotiated are management and incentive fees, liquidity and reporting transparency. These revised terms are typically reflected in a "side letter" that modifies the generic offering terms.

REDEMPTION OF INVESTMENTS

     When determined to be appropriate, the Adviser will withdraw the Master Fund's investment from a Portfolio Fund. These withdrawals can be for structural or strategic reasons (E.G., to emphasize a certain strategy based on market conditions) or for specific reasons (E.G., strategy/style drift; departure of key personnel; underperformance relative to peers or relative to expectations). Withdrawals may also be made to fund repurchase requests.

PORTFOLIO MANAGERS

     The identity and number of Portfolio Managers will change over time. The Adviser may withdraw from or invest in Portfolio Funds in its discretion. The retention of a Sub-Manager to manage a Portfolio Account is subject to the approval of the Board of Managers and the Master Fund Board, including a majority of the persons comprising the board of managers of each of the Fund and the Master Fund who are not "interested persons," as defined by the 1940 Act, of the Fund or the Master Fund. It is also subject to the approval of the Adviser. The retention of a Sub-Manager will in such cases also be subject to approval by investors in the Fund, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. The Master Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Sub-Manager be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the Fund's and the Master Fund's contractual arrangements with the Sub-Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts do not require the approval of investors in the Fund.

      Certain of the Portfolio Managers chosen for the Master Fund's portfolio may be registered as investment advisers under the Advisers Act, or similar state statutes. The Adviser does not require any Portfolio Managers it selects for the Fund or the Master Fund to be so registered.

BORROWING; USE OF LEVERAGE

     The Fund and the Master Fund generally do not expect to engage in borrowings other than on a short-term or temporary basis. Portfolio Funds generally are permitted to borrow money for a variety of purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. Any borrowings for investment purposes (other than on a short-term or temporary basis) by the Fund or the Master Fund would be made solely for Portfolio Accounts and are not a principal investment strategy of the Fund or the Master Fund. The investment programs of certain Portfolio Managers may make extensive use of leverage.

     The Fund and the Master Fund are subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's and the Master Fund's total indebtedness may not exceed one-third the value of their total assets (including such indebtedness). These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the 1940 Act) and, therefore, the Master Fund's and, thus, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. (SEE "Investment Practices and Related Risk Factors--Leverage.") The Asset Coverage Requirement applies to borrowings by the Fund, as well as to other transactions by the Fund and the Master Fund that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions for Fund and the Master Fund that are deemed to constitute senior securities, the Fund and the Master Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit the Fund's and the Master Fund's ability to otherwise invest those assets or dispose of those securities.


                  INVESTMENT PRACTICES AND RELATED RISK FACTORS

GENERAL

     All investments made by the Fund and the Master Fund risk the loss of capital. The Portfolio Managers may utilize such investment techniques as margin transactions, short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Fund, through the Master Fund, may be subject. No guarantee or representation is made that the Fund's or the Master Fund's program will be successful, and investment results may vary substantially over time. (SEE "Investment Program.")

     This section discusses the types of financial instruments that are used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Master Fund and, therefore, the Fund.

     PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

EQUITY SECURITIES

     Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depositary receipts relating to foreign securities. (SEE "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

     Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

     COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a PRO RATA share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     PREFERRED STOCKS. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

BONDS AND OTHER FIXED-INCOME SECURITIES

     Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

     Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (I.E., market risk).

     Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

     Portfolio Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

     Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries. (SEE "Investment Practices and Related Risk Factors--Emerging Market Investments.")

     A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

NON-DIVERSIFIED STATUS

     The Fund and the Master Fund are "non-diversified" investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Master Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, the Master Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager. The Adviser believes that this approach can help to reduce overall investment risk.

LEVERAGE

     Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Fund and the Master Fund may also borrow money as discussed under "Investment Program--Borrowing; Use of Leverage."

     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

     Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. These risks are magnified under circumstances where the Fund or the Master Fund engages in permissible borrowing transactions as discussed in "Investment Program--Borrowing; Use of Leverage."

SHORT SALES

     Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

     To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

REPURCHASE AGREEMENTS

     Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them. If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

FOREIGN CURRENCY TRANSACTIONS

     Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

     Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

     Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Fund and the Master Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

     Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Units. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

     Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     DERIVATIVES. Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.

     If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     OPTIONS AND FUTURES. Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

     Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in the price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

     A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.

     Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

     Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Pursuant to regulations or published positions of the SEC, a Sub-Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Sub-Manager's ability otherwise to invest those assets.

     Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Portfolio Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     CALL AND PUT OPTIONS ON SECURITIES INDICES. Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     WARRANTS AND RIGHTS. Portfolio Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     SWAP AGREEMENTS. Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

     The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

     FORWARD TRADING. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Managers would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, managed accounts or investment funds in which the Portfolio Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, the Adviser will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

     EMERGING MARKET INVESTMENTS. A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

LENDING PORTFOLIO SECURITIES

     Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Master Fund and by a Portfolio Account managed by a Sub-Manager, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

     Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (I.E., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

     Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. For Portfolio Accounts that are managed by a Sub-Manager, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers and by the Master Fund Board. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

     In addition, the Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (SEE "Additional Risk Factors--Liquidity Risks.")


                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

     The Portfolio Managers may receive compensation based on performance-based allocations, expected to range from 15% to 25% of net profits. Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

LIMITED OPERATING HISTORY

     The Master Fund is a newly formed entity and has no operating history. However, the Fund commenced operations on December 1, 2005 and, as of January 1, 2009, transferred all of its investments to the Master Fund. Further, the Master Fund has the same investment objective and substantially the same investment policies as those of the Fund.

LIQUIDITY RISKS

     Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Fund to redeem its Units in the Fund. Although the Fund will offer to repurchase Units from time to time, a Member may not be able to liquidate its Units for up to two years. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members twice a year, as of June 30 and December 31. (SEE "Redemptions, Repurchases of Units and Transfers.")

     Limitations on the Master Fund's ability to withdraw its assets from Portfolio Funds may limit the Fund's ability to repurchase Units. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund's investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Additionally, certain
Portfolio Funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those Portfolio Funds. Because the primary source of funds to repurchase Units will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations will significantly limit the Fund's ability to tender for repurchase its units in the Master Fund.

DISTRIBUTIONS TO MEMBERS

     The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Prospective Members should take note of this limitation when determining whether or not an investment in the Fund is suitable for their particular circumstances. The Board of Managers reserves the right to change this policy.

COUNTERPARTY CREDIT RISK

     Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

BANKING REGULATION

     The Adviser is an indirect subsidiary of Robeco Groep, N.V. ("Robeco"), which is a subsidiary of Cooperatieve Centrale Raiffeissen-Boerenleen Bank B.A. ("Rabobank"), a financial holding company (an "FHC"). Rabobank and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Because the Adviser is deemed to control the Fund and because the ultimate parent of the Adviser is Rabobank, Rabobank will be deemed to control the Fund for purposes of the BHCA, and the Fund will be subject to certain provisions of the BHCA until ownership of the Fund's voting securities by other investors reduces Rabobank's ownership percentage. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Robeco, Rabobank and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund and the Master Fund. For example, the BHCA and the rules and regulations of the Federal Reserve currently impose certain restrictions on the ability of bank holding companies to own equity securities of certain issuers.

     Under the BHCA, a bank holding company, if it meets certain criteria, may elect to become an FHC. Rabobank has elected to become an FHC. An FHC may engage in, and may acquire companies engaged in, a wide range of activities that are "financial in nature" (or in some circumstances, "incidental" or "complementary" to financial activities), including certain banking, securities, merchant banking and insurance activities.

     Until Rabobank's ownership percentage in the Fund is reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Fund for BHCA purposes, each of the Master Fund's investments would have to be a passive investment for purposes of the BHCA. To be a passive investment, the investment in a Portfolio Fund or in an issuer in which a Portfolio Account invests, by Rabobank and its affiliates, including the Fund (and all other funds "controlled" by Rabobank and its affiliates), must be limited, in the aggregate, to less than 5% of the outstanding shares of any class of voting securities, and less than 25% of the total equity (including subordinated debt), of the Portfolio Fund or such issuer. The Fund and the Master Fund (including any Portfolio Account) would also be prohibited from exercising a "controlling influence over the management or policies" of any Portfolio Fund or certain issuers in which a Portfolio Account invests. Alternatively, Rabobank may determine to restructure the Fund so that bank regulatory restrictions on the Fund's investment program are not applicable. To accomplish this result, the investments of Rabobank and its affiliates in the Fund could be reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Fund for BHCA purposes. Rabobank may also, in the future, treat the Fund as part of its merchant banking activities (without obtaining the consent of the Fund or of investors in the Fund).

     If in the future Rabobank ceases to qualify as an FHC under the BHCA and the regulations of the Federal Reserve, additional restrictions may be imposed on the Fund's activities under applicable banking laws. There can be no assurance that the bank regulatory requirements applicable to the Fund, or any change in such requirements, would not have an adverse effect on the Fund's or the Master Fund's investment program or performance.

     The regulations summarized above may be changed by the Federal Reserve in the future, in which event the requirements applicable to the Adviser, the Fund and the Fund's investments also may change.

SPECIAL RISKS OF HEDGE FUND INVESTING AND A MULTI-MANAGER STRUCTURE

     The Adviser invests assets of the Master Fund through the Portfolio Managers. The success of the Master Fund and, thus, the Fund depend upon the ability of the Adviser and the Portfolio Managers to develop and implement investment strategies that achieve the Fund's investment objective. For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

     INVESTMENTS IN UNREGISTERED PORTFOLIO FUNDS. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

     There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Master Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

     RELIANCE ON INFORMATION PROVIDED BY PORTFOLIO MANAGERS. The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and, therefore, the amounts Members receive upon the repurchase of Units. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts). A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. There can be no assurance that a Portfolio Manager will provide advance notice of any material change in a Portfolio Fund's investment program or policies and thus, the Master Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

     For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund which, in turn, receives such information from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.

     ADDITIONAL FEES AND EXPENSES. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a PRO RATA portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

     The fees and other expenses borne directly and indirectly by the Master Fund, including those fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

     The Master Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Master Fund's actions or has incurred liabilities arising from the Master Fund's actions. In addition, the Master Fund may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to any applicable limitations imposed by the 1940 Act.

     INDEPENDENT PORTFOLIO MANAGERS. Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors in the Fund, even if the Master Fund's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

     LIQUIDITY IMPLICATIONS. The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Fund's investment return.

     Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Master Fund, making withdrawals of capital. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund. In the event the Fund was to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Master Fund of all or a portion of its units.

     LIMITATIONS ON VOTING RIGHTS OF PORTFOLIO FUNDS. To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

VALUATION ESTIMATES

     In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Fund's and the Master Fund's annual audits are completed.

     Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Master Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board of Managers.

     The valuation of the Master Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by the Master Fund Board. In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Master Fund Board by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Master Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Master Fund (and thus the Fund), as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Master Fund, the Fund, new Members and Members whose Units are repurchased.

OTHER CONSIDERATIONS

     MASTER-FEEDER STRUCTURE. The Fund does not invest directly in individual securities. Instead, it invests substantially all of its assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of the Fund's units in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund would incur expenses in liquidating investments received in connection with any in-kind distributions. A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to seek to have its units in the Master Fund repurchased. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. Certain investment policies and restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. These investors may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act. In addition, to the extent the Fund's assets are invested in the Master Fund, certain conflicts of interest may exist due to different tax considerations applicable to the Fund and other feeder funds. These conflicts may result in the Master Fund making investments that may have a negative impact on certain feeder funds (potentially, the Fund, for example) and not on others.

     DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. (SEE "Tax Aspects.")

     CONSIDERATIONS FOR ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES. Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts and 401(k) and Keogh Plans, may purchase Units. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For further information regarding an investment in the Fund by investors subject to ERISA, SEE "ERISA Considerations." Because the Fund and the Portfolio

Funds in which it invests may use leverage, and Portfolio Funds may engage in certain business activities, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. (SEE "Tax Aspects" and "ERISA Considerations.") The Fund is not designed for investment by charitable remainder trusts. For this reason, charitable remainder trusts may not purchase Units.

     NON-U.S. TAXATION. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

     DILUTION. In the case of Portfolio Managers which limit the amount of additional capital which they will accept from the Master Fund, continued sales of units in the Fund and the Master Fund will dilute the participation of existing Members in such Portfolio Funds.

     CHANGING MARKET AND ECONOMIC CONDITIONS. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.

     WITHDRAWAL BY ADVISER OR ITS AFFILIATES. The Adviser, or an affiliate of the Adviser, has made a substantial investment in the Fund. The Adviser, or its affiliate, is generally not restricted in its ability to have its Units repurchased by the Fund in connection with a repurchase offer conducted by the Fund in accordance with applicable law. As a result, the Adviser, or its affiliate, may reduce significantly its Units, or may withdraw completely as a Member. This could have a negative effect on the Fund including causing the Fund's fixed expenses to increase as a percentage of the Fund's net asset value.

      THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS.


                               PERFORMANCE HISTORY

      Appendix C provides the Fund's actual investment performance since it commenced operations. In addition, Appendix C contains investment performance information for other investment vehicles that are managed by the Adviser using the same personnel that manage the Fund and the Master Fund in accordance with an investment program that is substantially similar to the Fund's and the Master Fund's investment program. The information is provided to illustrate the experience and historic investment results obtained by the Adviser. IT SHOULD NOT BE VIEWED AS INDICATIVE OF THE FUTURE INVESTMENT PERFORMANCE OF THE FUND OR THE MASTER FUND. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix C. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.


                      INVESTMENT POLICIES AND RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Fund may not:

      o Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

      o Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

      o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

      o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

      o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

      o Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

      o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that the Fund may invest 25% or more of the value of its total assets in Portfolio Funds.

     The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities.

     Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (i) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

     The Master Fund has adopted substantially similar investment restrictions to those applicable to the Fund. In applying these restrictions, the Master Fund will aggregate its investments and transactions with those of each Portfolio Account, if any, that is advised by a Sub-Manager.

     The investment restrictions and other policies described in this Prospectus do not apply to Portfolio Funds. However, such investment restrictions will apply to Portfolio Accounts. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

     The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund, the Master Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (SEE "Conflicts of Interest" and "Brokerage.")




                             MANAGEMENT OF THE FUND

BOARD OF MANAGERS

     The Board of Managers has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Managers do not contribute to the capital of the Fund in their capacity as Managers, but may purchase Units, subject to the eligibility requirements described in this Prospectus.

     Information regarding each of the Managers and officers of the Fund, including their principal occupations during the past five years, is set forth below. The "Fund Complex" includes the Fund, the Master Fund, Robeco-Sage Multi-Strategy Institutional Fund, L.L.C., Robeco-Sage Triton Fund, L.L.C., Robeco-Sage Triton Institutional Fund, L.L.C. and Robeco-Sage Triton Master Fund, L.L.C. The business address of each Manager and officer is c/o Robeco Investment Management, Inc., 909 Third Avenue, 32nd Floor, New York, New York 10022.


----------------------------------------------------------------------------------------------------------------------------

NAME, AGE, AND POSITION   TERM OF OFFICE     PRINCIPAL OCCUPATION DURING PAST 5      NUMBER OF       OTHER DIRECTORSHIPS
WITH THE FUND             AND LENGTH OF      YEARS                                   FUNDS IN FUND   HELD BY MANAGERS
                          TIME SERVED                                                COMPLEX
                                                                                     OVERSEEN BY
                                                                                     MANAGER
----------------------------------------------------------------------------------------------------------------------------

                                                  DISINTERESTED MANAGERS
----------------------------------------------------------------------------------------------------------------------------

Charles S. Crow, III, 58  Indefinite/Since   Mr. Crow has been a partner of the            6         Member of the Board
                          2005               law firm of Crow & Associates since                     of Directors of 1st
                                             1981. Constitution Bank;
Manager                                                                                              Member of the Board
                                                                                                     of Trustees of
                                                                                                     Centurion Ministries,
                                                                                                     Inc.
----------------------------------------------------------------------------------------------------------------------------

Richard B. Gross, 60      Indefinite/Since   Mr. Gross is the co-founder,                  6         Member of the Board
                          September 2005     Co-President and Chief Legal Officer                    of Trustees of
                                             of GoldenRich Films, LLC                                Randall's Island
Manager                                      (2001-present).  From 1998 through                      Sports Foundation.
                                             2001, he served as Managing Director
                                             and General Counsel of U.S. Trust
                                             Corporation.
----------------------------------------------------------------------------------------------------------------------------

David C. Reed, 57         Indefinite/Since   Mr. Reed is the Chief Executive               6         Member of the Board
                          September 2005     Officer, principal owner and                            of Directors of  1st
                                             co-founder of Mapleton Nurseries                        Constitution Bank.
Manager                                      (1998-present) and is the Managing
                                             Director of Reed & Company
                                             (1995-present).
----------------------------------------------------------------------------------------------------------------------------

INTERESTED MANAGER*
----------------------------------------------------------------------------------------------------------------------------

Timothy J. Stewart, 34    Indefinite/Since   Mr. Stewart is the Director of                6                  N/A
                          September 2005     Operations and a Managing Director of
                                             the Robeco-Sage division of Robeco
Manager, President and                       Investment Management, Inc.
Chief Executive Officer                      (2003-present).(1)  From 2000 through
                                             2003, Mr. Stewart was an Analyst at
                                             Robeco-Sage Capital Management, L.L.C.
----------------------------------------------------------------------------------------------------------------------------

                                               OFFICERS WHO ARE NOT MANAGERS
----------------------------------------------------------------------------------------------------------------------------

Matthew J. Davis, 43      Indefinite/Since   Mr. Davis is Senior Managing Director        N/A                 N/A
                          July 2008          and Chief Financial Officer of the
                                             Adviser (July 1, 2008-present).  He
Chief Financial Officer                      is also the Chief Financial Officer
                                             of Robeco Securities (June
                                             2005-present).  From June 2005 to
                                             June 2008, Mr. Davis served as
                                             Managing Director and Controller of
                                             the Adviser.  From 2002 through 2005,
                                             he served as Controller of Lazard
                                             Freres and Co. LLC.
----------------------------------------------------------------------------------------------------------------------------

*    Manager who is an  "interested  person" (as defined by the 1940 Act) of the Fund because of his affiliation with the
     Adviser and its affiliates.

(1)  Prior to January 1, 2007,  Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage
     Capital Management, L.L.C.

                                       37



----------------------------------------------------------------------------------------------------------------------------

NAME, AGE, AND POSITION   TERM OF OFFICE     PRINCIPAL OCCUPATION DURING PAST 5      NUMBER OF       OTHER DIRECTORSHIPS
WITH THE FUND             AND LENGTH OF      YEARS                                   FUNDS IN FUND   HELD BY MANAGERS
                          TIME SERVED                                                COMPLEX
                                                                                     OVERSEEN BY
                                                                                     MANAGER
----------------------------------------------------------------------------------------------------------------------------

James Noone, 41           Indefinite/Since   Mr. Noone is a Senior Compliance             N/A                 N/A
                          July 2008          Manager at the Adviser (July 2008 -
                                             present). From 2005 to 2008, he
Chief Compliance Officer                     served as Senior Vice President and
                                             Associate Counsel for the Adviser.
                                             From 1998 to 2005, Mr. Noone served
                                             as in-house counsel to Deutsche Asset
                                             Management and certain of its
                                             predecessor entities.
----------------------------------------------------------------------------------------------------------------------------


     The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by a vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment, at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which the Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

     As of the date of this Prospectus, other than as described above, none of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the "Independent Managers") who is a manager, director or trustee of another investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with: (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

     As of March 31, 2008, the Managers and officers as a group owned an aggregate of less than 1% of the outstanding Units of the Fund and none of the Independent Managers or any of their immediate family members owned beneficially or of record any securities in the Adviser.

COMPENSATION

     The following table sets forth certain information regarding the compensation received by the Independent Managers from the Fund and from all registered investment companies for which the Adviser or its affiliates served as investment adviser for the fiscal year ended March 31, 2008. No compensation is paid by the Fund to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Fund, the Adviser or their affiliates. Seventy-five percent of the Managers are Independent Managers.

                       COMPENSATION TABLE FOR FISCAL YEAR
                              ENDED MARCH 31, 2008

                                                          Pension or
                                    Aggregate        Retirement Benefits        Estimated        Total Compensation
                                   Compensation       Accrued as Part of     Annual Benefits      from the Fund and
       Name Of Person               From Fund           Fund Expenses        Upon Retirement       Fund Complex**
       --------------               ---------           -------------        ---------------       --------------

Charles S. Crow, III                  $6,000                  $0                   $0                  $12,000

Richard B. Gross                      $6,000                  $0                   $0                  $12,000

David C. Reed                         $6,000                  $0                   $0                  $12,000

Timothy J. Stewart*                     $0                    $0                   $0                    $0
------------------
*  Interested person of the Fund.

** As of March 31, 2008,  the Master Fund,  Robeco-Sage  Triton  Institutional  Fund,  L.L.C.,  Robeco-Sage  Triton
Master Fund, L.L.C. and Robeco-Sage  Multi-Strategy  Institutional  Fund, L.L.C. had not yet commenced  operations.
Thus, total compensation represents compensation received from the Fund and Robeco-Sage Triton Fund, L.L.C.



Currently, the Independent Managers are each paid an annual retainer of $4,000 by the Fund and $2,000 by the Master Fund, and are reimbursed by the Fund for travel-related expenses. It is estimated that each Independent Manager would receive a total of $20,000 per year (plus expenses) from the funds in the Fund Complex. The Managers do not receive any pension or retirement benefits from the Fund.

SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each Manager as of December 31, 2007.

                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities of All Registered
                                                                                  Investment Companies Overseen by
                                         Dollar Range of Equity Securities of      Manager in Family of Investment
             Name of Manager                           the Fund                              Companies*
             ---------------             ------------------------------------     --------------------------------
Charles S. Crow, III                                      $0                                     $0
Richard B. Gross                                          $0                                     $0
David C. Reed                                             $0                                     $0
Timothy J. Stewart                                        $0                                     $0

* The family of registered investment companies includes the Fund, the Master Fund, Robeco-Sage Multi-Strategy
Institutional Fund, L.L.C., Robeco-Sage Triton Fund, L.L.C., Robeco-Sage Triton Institutional Fund, L.L.C. and
Robeco-Sage Triton Master Fund, L.L.C.


     No Independent Manager or his immediate family member owns beneficially or of record any security of the Adviser, principal underwriter of the Fund or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund.

COMMITTEES

     The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Fund. The primary duties of the Audit Committee are:
(i) to recommend to the full Board of Managers and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year;
(ii) to meet with the Fund's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; and (iv) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board of Managers of the Fund has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2008, the Audit Committee held three meetings.

     The Board of Managers has also formed a Nominating Committee comprised of the Independent Managers to which the discretion to select and nominate candidates to serve as Independent Managers has been committed. While the Nominating Committee is solely responsible for the selection and nomination of
the  Fund's  Independent   Managers,   the

Nominating Committee may consider nominations for the office of Independent Manager made by investors in the Fund or by Fund management as it deems appropriate. Members who wish to recommend a nominee should send nominations to Mr. Stewart that include biographical information and set forth the qualifications of the proposed nominee. During the fiscal year ended March 31, 2008, the Nominating Committee held no meetings.


                                   THE ADVISER

     The Adviser, Robeco Investment Management, Inc., serves as the investment adviser of the Fund. Prior to January 1, 2007, Robeco-Sage Capital Management, L.L.C., a wholly-owned subsidiary of Robeco USA, Inc., served as the investment adviser of the Fund. Effective January 1, 2007, Robeco-Sage Capital Management, L.L.C. was merged into its parent, Robeco USA, Inc. (which changed its name to Robeco Investment Management, Inc. after the merger). The Adviser is registered as an investment adviser under the Advisers Act.

     The Adviser is a Delaware corporation and subsidiary of Robeco. Robeco, headquartered in Rotterdam, the Netherlands, is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles.

     Robeco distributes its funds for the retail market both directly and through other financial institutions. Its mutual funds are listed on major stock exchanges such as Amsterdam, Brussels, Paris, Frankfurt, London, Vienna and Zurich.

     Robeco has offices in France, Belgium, Luxembourg, Switzerland, Germany, Spain, the UK, New York, New York (Robeco Investment Management, Inc.), Boston, Massachusetts and Toledo, Ohio (Harbor Capital Advisors). Robeco is part of Rabobank. As of October 31, 2008, Robeco's total assets under management were approximately $144 billion. As of the date of this Prospectus, the Fund is one of eight funds of hedge funds managed by the Adviser that are registered under the 1940 Act.

     Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The agreement authorizes the Adviser to implement the Fund's investment program through investing in the Master Fund. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. Under the Advisory Agreement, a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) is payable by the Fund to the Adviser (the "Advisory Fee"). However, under the agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets remain invested in the Master Fund. Previously, after taking into account the Expense Limitation, the Fund paid no advisory fees to the Adviser for the fiscal year ended March 31, 2006 and paid advisory fees of $178,499 and $1,423,248 to the Adviser for the fiscal years ended March 31, 2007 and March 31, 2008, respectively.

     In addition, pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser provides (or arranges for the provision of) office space, telephone services and utilities, various administrative services to the Fund, including certain legal and compliance services and is responsible for the oversight of the Fund's administrator and other service providers. In consideration for these services, a quarterly management fee at an annualized rate of 0.10% of the average net assets of the Fund during the calendar quarter (the "Management Fee") is payable by the Fund to the Adviser. However, under the agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets remain invested in the Master Fund.

     The Master Fund has entered into an investment advisory agreement with the Adviser (the "Master Fund Advisory Agreement") pursuant to which the Adviser provides substantially similar services to the Master Fund as those set forth in the Fund's Advisory Agreement. As consideration for these services, the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Master Fund Advisory Fee"). The Master Fund Advisory Fee is payable in arrears within five business days after the end of the quarter.

      Additionally, the Master Fund has entered into a management agreement with the Adviser (the "Master Fund Management Agreement") pursuant to which the Adviser provides substantially similar services to the Master Fund as those set forth in the Fund's Management Agreement. As consideration for these services, the Master Fund pays the Adviser a quarterly management fee at an annualized rate of 0.10% of the average net assets of the Master Fund during the calendar quarter (the "Master Fund Management Fee"). The Master Fund Management Fee is payable in arrears within five business days after the end of the quarter.

     The Adviser manages both domestic and offshore investment vehicles.

INFORMATION REGARDING THE INDIVIDUALS RESPONSIBLE FOR PORTFOLIO MANAGEMENT

     The day-to-day management of the Fund's and the Master Fund's portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Darren S. Wolf, a Vice President of the Robeco-Sage division of the Adviser. Investment decisions for the Fund and the Master Fund are made with the oversight of the Adviser's Investment Committee, which is comprised of Michael Abbott, Glenn Sloat, Mr. Platkin and Mr. Wolf.

OFFICERS OF THE ADVISER ON THE INVESTMENT COMMITTEE

     MICHAEL ABBOTT, Chief Executive Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Abbott spent six years with Goldman Sachs in various leadership roles for the Goldman Sachs' convertibles and structured products groups before leaving in 2002 to found Elysium Capital Group, a macro discretionary hedge fund specializing in foreign exchange. His experience also includes positions with O'Connor Partners and Swiss Bank Corporation where he had leadership roles in developing business in equity and equity-linked capital markets, and syndicate and corporate derivatives. A native of London, Mr. Abbott holds a Bachelor of Laws from Kings College London
University, and spent the early part of his career as a member of the London Metropolitan Police force.

     Mr. Abbott is a member of the Investment Committee, which is responsible for choosing investment managers based on overall portfolio fit.

     PAUL S. PLATKIN, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Platkin joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending nine years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

     Mr. Platkin is a member of the Investment Committee. Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.

     DARREN S. WOLF, CFA, Vice President of the Robeco-Sage division of the Adviser. Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the analytical team. Mr. Wolf is a graduate of Yeshiva University's Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has six years of investment experience.

     Mr. Wolf is a member of the Investment Committee. Mr. Wolf acts as a senior analyst and has responsibilities for on-site due diligence, monitoring of investment managers and portfolio construction.

     GLENN SLOAT, Director of Operational Due Diligence and Vice President of the Robeco-Sage division of the Adviser. Mr. Sloat joined Robeco-Sage Capital Management, L.L.C. in 2006 as the firm's dedicated operational due diligence analyst. Prior to joining Robeco-Sage, Mr. Sloat was a Vice President with JPMorgan Chase Bank where he was a client relationship manager specializing in business development and integration for complex institutional clients. He began his investment career in 1989 as an Assistant Financial Consultant with Merrill Lynch Inc. After one year, he moved to Bankers Trust Company where he became an Assistant Vice President in the firm's Global Institutional Services Group, specializing in systems analysis and business process re-engineering. Mr. Sloat also worked at Arthur Andersen as a Senior Consultant in their Banking and Capital Markets consulting practice, and at BlackRock Financial Management as a Vice President managing custodian bank operations and relationships. Mr. Sloat holds a B.S. in Finance and Marketing from SUNY Albany and an M.B.A. in Finance and Information Technology from New York University's Stern School of Business.

     Mr. Sloat is a member of the Investment Committee.

OTHER FUNDS AND ACCOUNTS MANAGED

     The following tables set forth information about funds and accounts other than the Fund and the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2008.


                                  REGISTERED INVESTMENT
                                 COMPANIES MANAGED BY THE    POOLED INVESTMENT VEHICLES MANAGED         OTHER ACCOUNTS MANAGED
                                    PORTFOLIO MANAGER             BY THE PORTFOLIO MANAGER             BY THE PORTFOLIO MANAGER
                                 -------------------------- ----------------------------------- -----------------------------------

NAME OF FUND'S PORTFOLIO
MANAGER                          NUMBER      TOTAL ASSETS      NUMBER         TOTAL ASSETS            NUMBER         TOTAL ASSETS
-------------------------- ------------- ------------------ ------------ ---------------------- ---------------- -------------------
Michael Abbott                      3       $211,833,386         10          $1,869,637,782             0                N/A

Paul S. Platkin                     3       $211,833,386         10          $1,869,637,782             0                N/A

Darren S. Wolf*                    N/A            N/A           N/A                N/A                 N/A               N/A

Glenn Sloat                         3       $211,833,386         10          $1,869,637,782             0                N/A
* Mr. Wolf assumed his role as Portfolio Manager on December 1, 2008.



                                                                 POOLED INVESTMENT VEHICLES
                         REGISTERED INVESTMENT COMPANIES               MANAGED BY THE                     OTHER ACCOUNTS
                         MANAGED BY THE PORTFOLIO MANAGER            PORTFOLIO MANAGER           MANAGED BY THE PORTFOLIO MANAGER
                         ---------------------------------- ---------------- ----------------- ----------------- -------------------
                         NUMBER WITH     TOTAL ASSETS WITH    NUMBER WITH    TOTAL ASSETS WITH   NUMBER WITH      TOTAL ASSETS WITH
NAME OF FUND'S         PERFORMANCE-BASED PERFORMANCE-BASED  PERFORMANCE-BASE PERFORMANCE-BASED  PERFORMANCE-BASE  PERFORMANCE-BASED
PORTFOLIO MANAGER            FEES               FEES              FEES              FEES             FEES              FEES
------------------- -------------------- ------------------ ---------------- ----------------- ----------------- -------------------
Michael Abbott                1             $48,061,866            4            $258,745,700          0                N/A

Paul S. Platkin               1             $48,061,866            4            $258,745,700          0                N/A

Darren S. Wolf*              N/A                N/A               N/A               N/A              N/A               N/A

Glenn Sloat                   1             $48,061,866            4            $258,745,700          0                N/A
* Mr. Wolf assumed his role as Portfolio Manager on December 1, 2008.

     Investment decisions of the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

COMPENSATION PROGRAM

     Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or the Master Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Diversified Fund of Funds Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser's portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Adviser's portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser's portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Adviser's portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser's portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser's portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis. (SEE "Conflicts of Interest.")

FUND OWNERSHIP

     The following table sets forth the dollar range of Units beneficially owned by the portfolio managers as of March 31, 2008.

        PORTFOLIO MANAGER                               DOLLAR RANGE
        -----------------                               ------------
        Michael Abbott                                      None
        Paul S. Platkin                                     None
        Darren S. Wolf*                                      N/A
        Glenn Sloat                                         None
        * Mr. Wolf assumed his role as Portfolio Manager on December 1, 2008.

                             THE ADVISORY AGREEMENTS

     The Advisory Agreement was initially approved by the Board of Managers (including all of the Independent Managers) at a meeting held in person on September 12, 2005, and was approved by the Fund's sole member at that time. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser.

     The Master Fund Advisory Agreement was initially approved by the Master Fund Board (including all of its Independent Managers) at a meeting held in person on September 8, 2008, and was approved by the Master Fund's sole member at that time. The Master Fund Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Master Fund Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or by the Adviser.

     The Advisory Agreement and the Master Fund Advisory Agreement may each be continued in effect from year to year after its initial two-year term if its continuance is approved annually by either its respective board of managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the respective fund, provided that in either event the continuance is also approved by a majority of its Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Master Fund Advisory Agreement also provide that each will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

     The Advisory Agreement and the Master Fund Advisory Agreement both provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund or Master Fund, as the case may be, the Adviser, and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund or Master Fund, as applicable, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund or Master Fund. The Advisory Agreement and the Master Fund Advisory Agreement also both provide for indemnification, to the fullest extent permitted by law, by the Fund or Master Fund, as applicable, or the Adviser or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense directly arising from such person's performance or non-performance of its duties to the Fund or Master Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Fund or Master Fund.

     At a meeting of the Board of Managers held on December 9, 2008, all of the Managers, including all of the Independent Managers, approved the renewal of the Advisory Agreement for an additional one-year term. In considering whether to renew the Advisory Agreement, the Board of Managers reviewed materials from counsel and from the Adviser which included: (i) information concerning the services rendered to the Fund by the Adviser and the Adviser's affiliates and the fees to be paid by the Fund to the Adviser and the Adviser's affiliates;
(ii) information concerning the portfolio managers; and (iii) a summary of the legal duties of the Board of Managers under the 1940 Act.

     A description of the Board of Managers' considerations in connection with the most recent renewal of the Advisory Agreement is expected to be included in the Fund's annual report to Members for the fiscal year ending March 31, 2009. A description of the Master Fund Board's considerations in connection with the approval of the Master Fund Advisory Agreement is expected to be included in the Master Fund's annual report for the fiscal year ending March 31, 2009.


                            THE MANAGEMENT AGREEMENTS

     The Management Agreement was initially approved by the Board of Managers (including all of the Independent Managers), at a meeting held in person on September 12, 2005, and was approved by the Fund's sole Member at that time. The Management Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser. The Management Agreement may be continued in effect from year to year after its initial two-year term if its continuance is approved annually by the Board of Managers including the majority of the Independent Managers of the Fund. At a meeting of the Board of Managers held on December 9, 2008, all of the Managers, including all of the Independent Managers, approved the renewal of the Management Agreement for an additional one-year term.

     The Master Fund Management Agreement was initially approved by the Master Fund Board (including all of its Independent Managers), at a meeting held in person on September 8, 2008, and was approved by the Master Fund's sole Member at that time. The Master Fund Management Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Master Fund Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or by the Adviser. The Master Fund
Management Agreement may be continued in effect from year to year after its initial two-year term if its continuance is approved annually by the Master Fund Board, including the majority of the Independent Managers of the Master Fund.


                                     VOTING

     Each Member has the right to cast a number of votes based on the value of the Member's respective capital account at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Fund and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund or the Master Fund.

     Notwithstanding the foregoing, the Fund will seek instructions from Members with regard to voting proxies of the Master Fund and vote such proxies of the Master Fund only in accordance with such instructions, or will vote its units in the Master Fund in the same proportion and in the same manner as the units of all other members of the Master Fund are voted. Procedures in this regard will require that, upon receipt of Master Fund proxy materials by the Fund, any such Master Fund proxy materials (including the proxy statement and voting instruction card) will be furnished to all Members to solicit their instructions on how to vote the matter(s).


                                  PROXY VOTING

     The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Master Fund, relating to the Master Fund's investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund and the Master Fund, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund's management with the interests of the Portfolio Fund's beneficial owners, including establishing appropriate incentives for the Portfolio Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices. In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund and the Master Fund. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisors and various other issues. Information regarding how the Adviser voted any proxies on behalf of the Fund during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained: (i) without charge, upon request, by calling (866) 773-7145; and (ii) on the SEC's Internet site at http://www.sec.gov.


                                    BROKERAGE

     Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. Certain Portfolio Managers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor. The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

     Consistent with the principle of seeking best execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Fund invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Fund invests.


                                  ADMINISTRATOR

     Pursuant to an administration agreement (the "Administration Agreement"), SEI Investments Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions. In consideration for these services, the Fund pays the Administrator its PRO RATA portion (based on its net assets) of an annual fee (paid monthly) of up to 0.12% of the aggregate net assets of the Fund and the other funds in the Fund Complex (the "Complex Assets"), which fee will decline to the extent that the

Complex Assets exceed $100 million. The Fund's PRO RATA portion of this fee is subject to an annual minimum fee of $15,000. The Administrator also serves as the transfer agent for the Units.

     Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator its PRO RATA portion (based on its net assets) of an annual fee (paid monthly) of up to 0.12% of the Complex Assets, which fee will decline to the extent that the Complex Assets exceed $100 million. The Master Fund's PRO RATA portion of this fee is subject to an annual minimum fee of $75,000.


                           CUSTODIAN AND ESCROW AGENT

     SEI Private Trust Company (the "Custodian") serves as the custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers or the Master Fund Board, as applicable, in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund and the Master Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

      UMB Bank, n.a. serves as Escrow Agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. The Escrow Agent's principal business address is 1010 Grand Boulevard, 10th Floor, Kansas City, MO 64106.


                                FEES AND EXPENSES

     The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

     The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement, the Master Fund Advisory Agreement, the Management Agreement and the Master Fund Management Agreement, and the Distributor pursuant to the Distribution Agreement and the Member Services Agreement, including, but not limited to: all investment related expenses (E.G., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund; administrative expenses and fees of the Fund and the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Advisory Fee; the Master Fund Management Fee; Distribution Fee; the Member Servicing Fee; fees and travel-related and other expenses of members of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

     The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable or allocable to the Portfolio Manager. In such cases, the fees or allocations may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.

     The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of the waiver of expenses. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.


                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

     The Fund maintains a separate capital account for each Member which has an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account is increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account is reduced by the sum of the amount of any repurchase by the Fund of the Units, or any portion of them, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

     Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of the following: (i) the last day of each fiscal year (March
31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date on which any contribution to the capital of the Fund is made;
(iv) any day as of which the Fund repurchases any Units of any Member; or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

ALLOCATION OF NET PROFITS AND NET LOSSES

      Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited from the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. These credits or debits to a Member's capital account are in turn reflected in changes in the value of the Member's Units. Net profits or net losses are measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages. Each Member's investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

      Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years.
(SEE "Tax Aspects.")

ALLOCATION OF SPECIAL ITEMS-CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

      Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited from the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Units is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, in its sole discretion and at the request and expense of that Member, assist the Member in applying for the refund.

     Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

RESERVES

     Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

     The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business as of the end of each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers. The net asset value per Unit equals the net asset value of the Fund divided by the number of its outstanding Units. The net asset value of the Fund is based on the net asset value of its units in the Master Fund. The net asset value of the Master Fund is based primarily on the fair value of its interests in Portfolio Funds. The Master Fund Board has delegated various responsibilities regarding Portfolio Fund valuation procedures to the Adviser. The Adviser's actions in this regard remain subject to the oversight of the boards of managers of the Fund and the Master Fund.

     In accordance with these policies, investments in Portfolio Funds are valued at their "fair values." Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts). In the unlikely event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets. The Master Fund Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

      Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. In a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and thus, the Fund's net asset value. This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (I.E., as much as eleven months or longer) before the current monthly computation of the Fund's and the Master Fund's net asset value. As a result, for any given month, the stated net asset value of the Master Fund and thus, the Fund, may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month. Although the procedures approved by the Master Fund Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

     The Fund's and the Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund and the Master Fund value their respective assets. The Adviser or, in certain cases, the Master Fund Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Master Fund Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Master Fund Board.

     The Portfolio Funds provide estimated net asset value determinations to the Master Fund on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Master Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Master Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

     To the extent the Fund or the Master Fund invests its assets through Portfolio Accounts, and to the extent the Fund or the Master Fund invests in money market instruments, the Fund and the Master Fund will value portfolio securities (other than interests in Portfolio Funds) as follows:

     Securities listed on the Nasdaq National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP") (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ's best offer price if the last trade price is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund and the Master Fund. If no sale is shown on NASDAQ, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein. U.S. exchange traded securities, other than NASDAQ securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

     Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Master Fund Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Master Fund Board to represent fair value.

     All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Master Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

     Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Master Fund's and thus, the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Units and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.


                              CONFLICTS OF INTEREST

GENERAL

     The Advisory Agreement and the Master Fund Advisory Agreement do not require the Adviser or its affiliates (together with their members, officers and employees, including those involved in the investment activities and business operations of the Fund and the Master Fund) to devote all or any specified portion of their time to managing the Fund's or the Master Fund's affairs, but only to devote so much of their time to the Fund's and the Master Fund's affairs as they reasonably believe necessary in good faith. The Advisory Agreement and the Master Fund Advisory Agreement do not prohibit the Adviser or its affiliates from engaging in any other existing or future business, and the Adviser or its affiliates may provide investment management services to other clients or family members of the portfolio managers. In addition, the portfolio managers and affiliates of the Adviser may invest for their own accounts in various investment opportunities, including in hedge funds. A determination may be made that an investment opportunity in a particular investment fund is appropriate for a portfolio manager or an affiliate of the Adviser, but not for the Fund or the Master Fund. This determination will be made by the Adviser's investment committee, consistent with the Adviser's allocation policy (which requires the Adviser to allocate opportunities on a fair and equitable basis).

     The Adviser is an indirect subsidiary of Robeco Groep, N.V. The Adviser, Robeco Groep, N.V. and their affiliates (collectively, for the purposes of this section, "Robeco") and their partners, officers and employees, including those involved in the investment activities and business operations of the Fund and the Master Fund, are engaged in businesses unrelated to the Fund and the Master Fund.

     Robeco is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. As such, Robeco may engage in transactions in the same securities and other instruments in which the Portfolio Managers selected by the Adviser may invest. In addition, Robeco may have investments or other business relationships with the Portfolio Managers utilized by the Fund or the Master Fund. Robeco is not under any obligation to share any investment opportunity, idea or strategy with the Fund or the Master Fund.

     The proprietary activities or portfolio strategies of Robeco, or the activities or strategies used for accounts managed by Robeco for other customer accounts, could conflict with the transactions and strategies employed by a Portfolio Manager and affect the prices and availability of the securities and instruments in which the Portfolio Manager invests. Issuers of securities held by a Portfolio Manager may have publicly or privately traded securities in which Robeco is an investor or makes a market. Robeco's trading activities generally are carried out without reference to positions held directly or indirectly by the Master Fund and may have an effect on the value of the positions so held or may result in Robeco having an interest in the issuer adverse to that of the Master Fund and, thus, the Fund.

     Brokerage firms affiliated with the Portfolio Managers may execute securities transactions on behalf of the Fund consistent with the provisions of the 1940 Act and, with respect to the Portfolio Funds in which the Fund invests, consistent with best execution.

     The Adviser is also the investment manager for other investment vehicles (the "Other Vehicles"). The Other Vehicles may invest in the same Portfolio Funds as the Fund and the Master Fund. As a result, the Other Vehicles may compete with the Fund and the Master Fund for appropriate investment opportunities. As a general matter, the Adviser will consider participation by the Fund and the Master Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles. The Adviser will evaluate for the Fund, the Master Fund and the Other Vehicles a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund, the Master Fund or the Other Vehicles at a particular time. Because these considerations may differ for the Fund, the Master Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Master Fund and each of the Other Vehicles will differ. The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.

     The portfolio managers may manage other accounts for themselves, other clients and other investment companies, and may have financial incentives to favor certain of such accounts over the Fund and the Master Fund. Any of their proprietary accounts and other client accounts, including other investment companies, will compete with the Master Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Master Fund. The portfolio managers may give advice and recommend securities to, or buy or sell securities for, their respective portfolio or managed accounts in which the Fund's and the Master Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund and the Master Fund.

     The Fund and the Master Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser is already invested (or seeks to invest) to the extent that the Fund is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser. Additionally, in the event the Master Fund retains Portfolio Managers as Sub-Managers, there is also the potential for prohibited affiliated transactions to exist. For example, the Master Fund or a Sub-Manager (or its affiliate), absent SEC exemptive relief, may be precluded from investing any assets in certain hedge funds when accounts managed by a Sub-Manager are already invested in those hedge funds.

     The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Robeco, Rabobank and their affiliates on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund.

     Other present and future activities of the Adviser, the portfolio managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Managers will attempt to resolve such conflicts in a fair and equitable manner. The use of a master-feeder structure also may create a conflict of interest in that different tax considerations for the Fund and other feeder funds may cause the Master Fund to structure or dispose of an investment in a manner that is more advantageous to one feeder fund over another.

PORTFOLIO MANAGERS

     Any Portfolio Manager that is also a Sub-Manager will likely follow practices substantially similar to those described below. Although it is anticipated that Portfolio Managers that are not also Sub-Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. For purposes of this section only, the term "Portfolio Manager" will apply to both a "Portfolio Manager" and a "Sub-Manager."

     PARTICIPATION IN INVESTMENT OPPORTUNITIES. The Adviser anticipates that each Portfolio Manager will consider participation by the relevant Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for its Portfolio Accounts that pursue similar investment programs. There may be circumstances, however, under which a Portfolio Manager will cause its Portfolio Account to commit a larger percentage of its respective assets to an investment opportunity than to which the Portfolio Manager will commit the relevant Portfolio Fund's assets. There also may be circumstances under which a Portfolio Manager will consider participation by its Portfolio Account in investment opportunities in which the Portfolio Manager does not intend to invest on behalf of the relevant Portfolio Fund, or vice versa.

     Each Portfolio Manager is expected to evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and Portfolio Account at a particular time. These factors may include the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (I.E., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account; however, particular Portfolio Managers may consider other factors. Because the relevant considerations may differ for a Portfolio Fund and a relevant Portfolio Account in the context of any particular investment opportunity, the investment activities of a Portfolio Fund, on the one hand, and a Portfolio Account, on the other, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Funds will differ from those of the Portfolio Accounts. Accordingly, prospective Members should note that the future performance of a Portfolio Manager's Portfolio Fund and its Portfolio Account will vary.

     When a Portfolio Manager determines that it would be appropriate for its Portfolio Fund and one or more of its Portfolio Accounts to participate in an investment opportunity at the same time, it will likely attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that any Portfolio Fund participate, or participate to the same extent as a Portfolio Account, in all trades. Although no assurances can be made, no participating entity or account will likely receive preferential treatment over any other and each Portfolio Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

     Situations may occur, however, where a Portfolio Fund could be disadvantaged because of the investment activities conducted by the Portfolio Manager for a Portfolio Account. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Portfolio Fund, and the Portfolio Accounts, thereby limiting the size of the Portfolio Fund's position; (ii) the difficulty of liquidating an investment for the Portfolio Fund and the Portfolio Accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

     Each  Portfolio  Manager  and  its  principals,   officers,  employees  and
affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Master Fund.

     Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to hedge funds and other entities or accounts managed by the Adviser and its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide either: (i) to one or more Portfolio Accounts; or (ii) to the Master Fund.

     OTHER MATTERS. Except as may be permitted by applicable law, a Portfolio Manager and its affiliates are not expected to buy securities or other property from, or sell securities or other property to, the Portfolio Fund it manages. In this regard, a Portfolio Fund may effect certain principal transactions in securities with one or more Portfolio Accounts, subject to certain conditions. Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Account to sell, or the Portfolio Fund to sell and a Portfolio Account to purchase, the same security or instrument on the same day. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.


                                 CODE OF ETHICS

     The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Master Fund have adopted a code of ethics and furthermore the Adviser and Robeco Securities (as defined below) have adopted a joint code of ethics (collectively with the Fund's and the Master Fund's code of ethics, the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

     Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.


                               PURCHASES OF UNITS

PURCHASE TERMS

     Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board of Managers. In order to purchase Units, an investor must submit a completed investor certification to the Administrator generally seven calendar days before the investor's proposed purchase. Cleared funds must be available in the investor's account no later than seven calendar days before the investor's proposed purchase, or such other date as Robeco Securities may determine in its sole discretion and communicate to the investor (the "Funding Deadline"). If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by the Selling Agent (as defined below) servicing the investor's account and deposited in a non-interest bearing escrow account pending the deposit of such monies with the Fund. At the close of business on the Funding Deadline, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Selling Agent servicing the investor's account will remit such monies representing the capital contribution from the investor's account, as applicable, and deposit such monies with the Fund. The Fund will then issue the requisite number of Units to the investor on the purchase date. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

     An investor purchases Units in the Fund. The Units represent a capital account maintained on the investor's behalf that reflects the purchaser's PRO RATA share of the Fund's capital. An investor's capital account is used to facilitate tax reporting to the investor. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount. The minimum initial investment from each investor is $100,000, and the minimum additional investment is $25,000. The minimum initial and additional investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers. Under certain circumstances, the minimum investment amounts may be waived, subject to the approval of Robeco Securities. An investor's purchase of Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Units in a tender offering. (SEE "Redemptions, Repurchases of Units and Transfers" below.) The Board of Managers may, in its discretion, cause the Fund to repurchase a Member's entire interest in the Fund (I.E., all Units held by the Member) if the Member's capital account balance, as a result of repurchase or transfer requests by the Member, is less than $100,000 (or any lower amount equal to the Member's initial purchase amount net of distribution fees).

     Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board of Managers, the Fund has no present intention of accepting contributions of securities. If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets. (SEE "Capital Accounts and Allocations--Net Asset Valuation.")

     Each new Member must agree to be bound by all of the terms of the Third Amended and Restated Limited Liability Company Agreement of the Fund (the "Company Agreement").

ELIGIBLE INVESTORS

     Units are being offered only to investors that are "Eligible Investors." Currently, "Eligible Investors" include: (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (iii) persons who are "qualified purchasers," as defined by the 1940 Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. In addition, Units are offered only to investors that are U.S. persons for

Federal income tax purposes, as defined below, and may not be purchased by charitable remainder trusts. Investors must complete and sign an investor certification that the investor meets these requirements before it may invest in the Fund. A form of the certification that each investor will be asked to sign is contained in Appendix B of this Prospectus. Units may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the Code. The Fund is not obligated to sell through brokers, dealers or other financial institutions, any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund. The Fund reserves the right to reject any order for the purchase of Units and may, in its sole discretion, suspend the offering of Units at any time.

     A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation or partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) created or organized in the United States or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Code) which is subject to U.S. tax on its income from all sources; or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

DISTRIBUTION AND MEMBER SERVICES

     The Fund has entered into a distribution agreement (the "Distribution Agreement") with Robeco Securities, L.L.C., a Delaware limited liability company that is a subsidiary of the Adviser ("Robeco Securities"), whose principal business address is 909 Third Avenue, New York, New York 10022, to act as the distributor for the sale of Units (the "Distributor"). Robeco Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units.

     Selling Agents generally will be entitled to a sales load and an ongoing fee for such services. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund, but will not exceed 2% of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.) The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.

     In addition, as compensation for the sale and marketing of Units, the Fund pays Robeco Securities an ongoing quarterly fee at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Distribution Fee"). The Distribution Fee is payable in arrears within five days after the end of the quarter. These payments have been separately authorized by the Board pursuant to a distribution plan adopted by the Board. Robeco Securities is not required to use all of the compensation it receives from the Fund to retain and pay Selling Agents. However, it is currently expected that a significant portion of the compensation paid to Robeco Securities by the Fund will be used to compensate Selling Agents for selling Units.

     The Fund has also entered into a Member Services Agreement with the Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services. Under the terms of a Member servicing agreement between the Fund and the Distributor (the "Member Services Agreement"), the Distributor is authorized to provide, or retain other broker-dealers ("Member Service Providers") to provide, ongoing Member and account maintenance services to the Members of the Fund. These services include, but are not limited to, handling Member inquiries regarding the Fund (for example, responding to questions concerning capital account balances and reports and tax information provided by the Fund); assisting in the enhancement of communications between Members and the Fund; notifying the Fund of any changes to Member information, such as changes of address, and providing such other information and Member services as the Fund (or the Distributor) may reasonably request. Under the Member Services Agreement, the Fund pays an ongoing quarterly Member Servicing Fee at an annualized rate of 0.15% of the average net assets of the Fund during the calendar quarter to the Distributor.

     Aggregate compensation paid to Robeco Securities and to any Selling Agent in connection with the marketing and sales of Units and for ongoing Member and account related services (including the Distribution Fee and the Member Servicing Fee) may not exceed 6% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering
("Offering Proceeds"). In addition, the sales loads Robeco Securities and Selling Agents receive from investors will be capped at 2% of the Offering Proceeds. All compensation received by Robeco Securities under the Distribution Agreement and Member Services Agreement, and sales loads have been deemed by the Financial Industry

Regulatory Authority, Inc. (formerly, the National Association of Securities Dealers) to be underwriting compensation and are subject to this limitation.


                           REDEMPTIONS, REPURCHASES OF
                               UNITS AND TRANSFERS

NO RIGHT OF REDEMPTION

     No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem those Units. There is no public market for Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

REPURCHASES OF UNITS

     The Fund from time to time will offer to repurchase outstanding Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers, in its sole discretion. A repurchase fee equal to 2.0% of the value of Units repurchased, which is retained by the Fund, will apply if the date as of which the Units are to be valued for purposes of repurchase is less than one year following the date of a Member's investment in the Fund. The fee is intended to offset costs associated with short-term investments in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

     In determining whether the Fund should offer to repurchase Units from Members, the Board of Managers will consider various factors, including the recommendations of the Adviser. THE ADVISER CURRENTLY EXPECTS THAT IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE FUND OFFER TO REPURCHASE UNITS FROM MEMBERS TWICE A YEAR, AS OF JUNE 30 AND DECEMBER 31. The Board of Managers will also consider the following factors, among others, in making this determination:

      o  whether any Members have requested the Fund to repurchase their Units;

      o  the liquidity of the Master Fund's assets;

      o the investment plans and working capital requirements of the Fund and the Master Fund;

      o  the relative economies of scale with respect to the size of the Fund;

      o  the history of the Fund in repurchasing Units;

      o  the economic condition of the securities markets; and

      o  the anticipated tax consequences of any proposed repurchases of Units.

     The Fund will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members. The value of a Member's Units that are being repurchased is equal to the value of the Member's capital account (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date. When the Board of Managers determines that the Fund shall repurchase Units, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender Units during the period that a repurchase offer is open may ascertain the net asset value of their Units by contacting the Adviser during the period. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Units when making their decision as to whether to tender Units for repurchase.

     The Company Agreement provides that the Fund shall be dissolved if the Units of any Member that has submitted a written request for the repurchase of its Units by the Fund, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date of the request; PROVIDED, HOWEVER, that dissolution shall not be required if the Fund is unable to repurchase a Member's Units as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.

     Repurchases of Units from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a PARI PASSU basis. Except as described above, the Fund does not impose any charges in connection with repurchases of Units.

     The Fund's ability to conduct a repurchase offer will also be dependent upon the Master Fund's ability to conduct a repurchase offer that would provide the Fund with the liquidity necessary, and within the timeframe needed, to carry out the Fund's repurchase offer. Like the Fund, the Master Fund's ability to conduct a repurchase offer will be subject to the discretion of the Master Fund Board based on considerations substantially identical to those considered by the Board of Managers and which are described above. It is currently expected that the Adviser will recommend to the Master Fund Board that the Master Fund offer to repurchase units from its members twice a year, as of June 30 and December 31.

REPURCHASE PROCEDURES

     Due to liquidity restraints associated with the Fund's investments in the Master Fund, which in turn is restricted as to its ability to withdraw from Portfolio Funds and the fact that the Master Fund may have to effect withdrawals from those funds to pay for Units being repurchased, the Adviser expects that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a date at least 65 days after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Units repurchased (or as discussed below, 90% of such value if all of a Member's Units are repurchased) up to one month after the Valuation Date. The value of Units can change significantly between the date by which a Member must decide whether to tender its Units for repurchase and the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Units will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account and less the repurchase fee, if applicable. The balance due to each Member who tenders his Units will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If all of a Member's Units are repurchased, the Member will receive an initial payment equal to 90% of the estimated value of the Units and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

     Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of the Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Units are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Units. Payments for repurchased Units may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

     If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a PRO RATA portion of the Units tendered by each Member. A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain a capital account balance of $100,000 (or any lower amount equal to the Member's initial purchase amount net of distribution fees), or such other amount as is determined by the Board of Managers. If a Member tenders a portion of its Units and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Units to be purchased from the Member so that the required minimum balance is maintained.

     Repurchases of Units by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Units as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

     The Fund may cancel an offer to repurchase Units (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Units tendered pursuant to the Offer; (b)
there is, in the  judgment of the Board of  Managers  any:  (i) legal  action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (v) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if Units tendered pursuant to the Offer were purchased; or (c) the Board of Managers determines that it is not in the best interest of the Fund to purchase Units pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

     The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for Members. (SEE "Investment Practices and Related Risk Factors--Leverage.")

MANDATORY REDEMPTION BY THE FUND

     The Company Agreement provides that the Fund may redeem the Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true.

TRANSFERS OF UNITS

     Except as otherwise described below, no person shall become a substituted Member without the consent of the Board of Managers, or the Adviser, which consent may be withheld for any reason in its sole discretion. Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the consent of the Board of Managers (which may be withheld in its sole discretion). Under certain circumstances, the Board of Managers has delegated to the Adviser authority to consent to transfers of Units. The Board of Managers has also delegated to the Adviser authority to admit Members. The Board of Managers, or the Adviser, generally will not consent to a transfer unless the following conditions are met: (i) the proposed transfer is to be made on the last day of a fiscal quarter; and (ii) the transfer is (x) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, (y) to members of the transferring Member's immediate family (E.G., brothers, sisters, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Fund consults with counsel to the Fund and such counsel confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers, or the Adviser, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed investor certification. The Board of Managers, or the Adviser, may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Units, the balance of the capital account of each of the transferee and transferor is not less than $100,000. A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

     Any transferee that acquires Units in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the Company Agreement and to tender the Units for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers Units with the approval of the Board of Managers, or the Adviser, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

     By purchasing Units, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                                   TAX ASPECTS

     The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal tax purposes.

     This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

     EACH  PROSPECTIVE  MEMBER SHOULD  CONSULT WITH ITS OWN TAX ADVISER IN ORDER
FULLY  TO  UNDERSTAND  THE  FEDERAL,   STATE,   LOCAL  AND  FOREIGN  INCOME  TAX
CONSEQUENCES OF AN INVESTMENT IN THE FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.

TAX TREATMENT OF FUND OPERATIONS

     CLASSIFICATION OF THE FUND. The Fund has received an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Fund will be classified as a partnership for Federal tax purposes and not as an association taxable as a corporation.

     Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

     The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test. Schulte Roth & Zabel LLP also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the Units in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

     Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

     UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY

ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING A DIRECT OR INDIRECT INVESTOR IN A PORTFOLIO FUND OR A PORTFOLIO ACCOUNT THAT IS TREATED AS A PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES (A "PORTFOLIO PARTNERSHIP").

     The Master Fund operates as a partnership for Federal tax purposes and not as an entity taxable as a corporation. Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member of the Master Fund.

     As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

     ALLOCATION OF PROFITS AND LOSSES. Under the Company Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The Company Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years. There can be no assurance however, that the particular methodology of allocations used by the Fund will be accepted by the Service. If such allocations are successfully challenged by the Service, the allocation of the Fund's tax items among the Members may be affected.

     Under the Company Agreement, the Board of Managers has the discretion to allocate specially an amount of the Fund's ordinary income and/or capital gain (including short-term capital gain) and deductions, ordinary loss and/or capital loss (including long-term capital loss) for Federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its Units. There can be no assurance that, if the Board of Managers makes any such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Fund's tax items allocable to the remaining Members would be affected.

     TAX ELECTIONS; RETURNS; TAX AUDITS. The Code generally provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Company Agreement, the Board of Managers, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether the Master Fund and any Portfolio Partnership also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Managers presently does not intend to make such election.

     The Board of Managers decides how to report the partnership items on the Fund's tax returns. In certain cases, the Fund may be required to file a statement with the Service disclosing one or more positions taken on its tax return, generally where the tax law is uncertain or a position lacks clear authority. All Members are required under the Code to treat the partnership items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board of Managers, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

     MANDATORY BASIS ADJUSTMENTS. The Fund and the Master Fund are generally required to adjust their tax basis in their assets in respect of all Members in cases of partnership distributions that result in a "substantial basis reduction" (I.E., in excess of $250,000) in respect of the relevant partnership's property. The Fund and the Master Fund are also required to adjust their tax basis in their assets in respect of a transferee, in the case of a sale or exchange of an interest, or a transfer upon death, when there exists a "substantial built-in loss" (I.E., in excess of $250,000) in respect of partnership property immediately after the transfer. For this reason, the Fund will require (i) a Member who receives a distribution from the Fund in connection with a complete withdrawal, (ii) a transferee of Units (including a transferee in case of death) and (iii) any other Member in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Units.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

     A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Units. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Units.

     As discussed above, the Company Agreement provides that the Board of Managers may specially allocate items of Fund ordinary income and/or capital gain (including short-term capital gain) and deductions, ordinary loss and/or capital loss (including long-term capital loss) to a withdrawing Member to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its Units. Such a special allocation of income or gain may result in the withdrawing Member recognizing ordinary income and/or capital gain, which may include short-term capital gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of deduction or loss may result in the withdrawing Member recognizing ordinary loss and/or capital loss, which may include long-term capital loss, in the Member's last taxable year in the Fund, thereby reducing the amount of short-term capital loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

     DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner," which term should include a Member whose contributions to the Fund consisted solely of cash, the rule treating a distribution of property as a distribution of cash would not apply.

TAX TREATMENT OF FUND INVESTMENTS

     IN GENERAL. The Master Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

     Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Capital gains and losses recognized by the Fund may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the treatment of the Fund's securities positions.(2)

     The Fund may also realize ordinary income and losses with respect to its transactions. The Fund may hold debt obligations with "original issue discount." In such case the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. In addition, certain derivative transactions entered into by the Fund may also give rise to current income even though there has been no corresponding cash distribution to the Fund.


-------------------
(2) Generally, in the absence of Regulations requiring it, the Fund will not treat positions held through different investment advisory agreements or Portfolio Partnerships as offsetting positions for purposes of the straddle rules.

     The maximum ordinary income tax rate for individuals is 35%(3) and, in general, the maximum individual income tax rate for "Qualified Dividends"(4) and long-term capital gains is 15%(5) (unless the taxpayer elects to be taxed at ordinary rates -- SEE "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. Capital losses of an individual taxpayer may generally be carried forward to succeeding tax years to offset capital gains and then ordinary income (subject to the $3,000 annual limitation). For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

     INVESTMENTS IN REGULATED INVESTMENT COMPANIES. The Fund may invest in certain entities which qualify as regulated investment companies ("RICs") under Subchapter M of the Code. In order to qualify as a regulated investment company, a RIC must, among other things, timely distribute its investment company taxable income and any net realized capital gains. Investment company taxable income includes net investment income and net realized short-term gains (if any). In general, a RIC is not subject to Federal income tax, although the RIC may be subject to a 4% nondeductible excise tax if it does not meet certain distribution requirements by the end of each calendar year. If the Fund is a shareholder of a RIC on the record date for a distribution, the Members will take into account their share of the income distributed by the RIC, whether such distribution is in cash or in kind. Dividends paid by a RIC from investment company taxable income generally will be taxed to the Members as ordinary income. However, a dividend paid by a RIC designated as a Qualified Dividend, which may not exceed the Qualified Dividend received by the RIC, is taxed at the beneficial rates applicable to Qualified Dividends, provided that certain holding period requirements are met by the Fund with respect to its investment in the RIC. Generally, distributions of the excess of a RIC's net long-term capital gain over net short-term capital loss will be taxable to the Members as long-term capital gain, regardless of the length of time the shares of a RIC have been held by the Fund. Distributions of a RIC's short-term capital gains are taxable to the Members as ordinary income. Distributions by a RIC result in a reduction in the net asset value of the RIC's shares. Should a distribution reduce the net asset value below the Fund's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to the Members, even though, from an investment standpoint, it may constitute a return of capital.

      SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark-to-market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts and certain other contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark-to-market" rules.

      With certain exceptions, capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts. A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract, other than a "dealer securities futures contract." (SEE "Certain Securities Futures Contracts.")


-------------------
(3) This rate is scheduled to increase to 39.6% in 2011.

(4) A "Qualified Dividend" is generally a dividend from certain domestic corporations, and from certain foreign corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or are readily tradable on an established securities market in the United States. Shares must be held for certain holding periods in order for a dividend thereon to be a Qualified Dividend.

(5) The maximum individual long-term capital gains tax rate is 20% for sales or exchanges on or after January 1, 2011. The 15% maximum individual tax rate on Qualified Dividends is scheduled to expire on December 31, 2010.

     CERTAIN SECURITIES FUTURES CONTRACTS. Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer. If the underlying security would be a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss. Capital gain or loss from the sale or exchange of a securities futures contract to sell property (I.E., the short side of a securities futures contract) generally will be short term capital gain or loss.

     A "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that: (i) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts; and (ii) is traded on a qualified board of trade or exchange.

     MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund (and any Portfolio Partnership) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

     POSSIBLE "MARK-TO-MARKET" ELECTION. To the extent that a Portfolio Partnership is directly engaged in a trade or business as a trader in "securities," it may elect under Section 475 of the Code to "mark-to-market" the securities held in connection with such trade or business. Under such election, securities held by the Portfolio Partnership at the end of each taxable year will be treated as if they were sold by the Portfolio Partnership for their fair market value on the last day of such taxable year, and gains or losses recognized thereon will be treated as ordinary income or loss. Moreover, even if the Portfolio Partnership determines that its securities activities will constitute trading rather than investing, there can be no assurance that the Service will agree, in which case the Portfolio Partnership may not be able to mark-to-market its positions.

     SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

     Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

     EFFECT OF STRADDLE RULES ON MEMBERS' SECURITIES POSITIONS. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. Investors should consult their tax advisors regarding the application of the "straddle" rules to their investment in the Fund.(6)

-------------------
(6) The Fund will not generally be in a position to furnish to Members information regarding the securities positions of its Portfolio Partnerships which would permit a Member to determine whether its transactions in securities, which are also held by such Portfolio Partnerships, should be treated as offsetting positions for purposes of the straddle rules.

     LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (I.E., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, Qualified Dividends and long-term capital gains are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.

     For purposes of this provision, the Fund's activities (other than certain activities that are treated as "passive activities" under Section 469 of the
Code) will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

     For each taxable year, Section 1277 of the Code limits the deduction of the portion of any interest expense on indebtedness incurred by a taxpayer to purchase or carry a security with market discount which exceeds the amount of interest (including original issue discount) includible in the taxpayer's gross income for such taxable year with respect to such security ("Net Interest Expense"). In any taxable year in which the taxpayer has Net Interest Expense with respect to a particular security, such Net Interest Expense is not deductible except to the extent that it exceeds the amount of market discount which accrued on the security during the portion of the taxable year during which the taxpayer held the security. Net Interest Expense which cannot be deducted in a particular taxable year under the rules described above can be carried forward and deducted in the year in which the taxpayer disposes of the security. Alternatively, at the taxpayer's election, such Net Interest Expense can be carried forward and deducted in a year prior to the disposition of the security, if any, in which the taxpayer has net interest income from the security.

     Section 1277 would apply to a Member's share of the Fund's Net Interest Expense attributable to a security held by the Fund with market discount. In such case, a Member would be denied a current deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to such Net Interest Expense and such losses would be carried forward to future years, in each case as described above. Although no guidance has been issued regarding the manner in which an election to deduct previously disallowed Net Interest Expense in a year prior to the year in which a bond is disposed of should be made, it appears that such an election would be made by the Fund rather than by the Member. Section 1277 would also apply to the portion of interest paid by a Member on money borrowed to finance its investment in the Fund to the extent such interest was allocable to securities held by the Fund with market discount.

     DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES AND CERTAIN OTHER EXPENDITURES. Investment expenses (E.G., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2008, $159,950 or $79,975 for a married person filing a separate return) to deduct such investment expenses. Under such provision, there is a limitation on the deductibility of investment expenses in excess of 2% of adjusted gross income to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(7) Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

     Pursuant to a published ruling recently issued by the Service, these limitations on deductibility will apply to a noncorporate Member's share of the expenses of the Fund and the Master Fund, including the Management Fee, the Master Fund Management Fee, the Advisory Fee, the Master Fund Advisory Fee, the Member Servicing Fee, to the extent such expenses are allocable to the Fund's or the Master Fund's investments in Portfolio Partnerships or to any other investment activity of the Fund and the Master Fund. These limitations will also apply to a noncorporate Member's share of the


-------------------
(7)  Under  recently  enacted   legislation,   the  latter
limitation on itemized deductions has been reduced starting in calendar year 2006, has been further reduced starting in 2008, and will be completely eliminated in 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

investment expenses of any Portfolio Partnership (including any fee payable to a Portfolio Manager and payments made on certain derivative instruments entered into by such Portfolio Partnership), to the extent such Portfolio Partnership is not in a trade or business within the meaning of the Code.

     The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

     A Member will not be allowed to deduct syndication expenses attributable to the acquisition of Units, including sales loads, paid by such Member or the Fund. Any such amounts will be included in the Member's adjusted tax basis for its Units. To the extent that any portion of the Member Servicing Fee or the Distribution Fee is treated as a selling expense, such portion would be subject to the same treatment.

     APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. Income or loss attributable to certain activities of the Fund, including investments in partnerships engaged in certain trades or businesses, certain private claims or certain fundings of reorganization plans may constitute passive activity income or loss.

     APPLICATION OF BASIS AND "AT RISK" LIMITATIONS ON DEDUCTIONS. The amount of any loss of the Fund that a Member is entitled to include in its income tax return is limited to its adjusted tax basis in its Units as of the end of the Fund's taxable year in which such loss occurred. Generally, a Member's adjusted tax basis for its Units is equal to the amount paid for such Units, increased by the sum of: (i) its share of the Fund's liabilities, as determined for Federal income tax purposes; and (ii) its distributive share of the Fund's realized income and gains, and decreased (but not below zero) by the sum of: (i) distributions (including decreases in its share of Fund liabilities) made by the Fund to such Member; and (ii) such Member's distributive share of the Fund's realized losses and expenses.

     Similarly,   a  Member  that  is  subject  to  the  "at  risk"  limitations
(generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Fund to the extent that they exceed the amount such Member has "at risk" with respect to its Units at the end of the year. The amount that a Member has "at risk" will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Fund or any amount borrowed by the Member on a non-recourse basis.

     Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

     "PHANTOM INCOME" FROM FUND INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F" and "passive foreign investment company" provisions), investments (if any) by the Fund in certain foreign corporations may cause a Member to: (i) recognize taxable income prior to the Fund's receipt of distributable proceeds; (ii) pay an interest charge on receipts that are deemed as having been deferred; or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

FOREIGN TAXES

     It is possible that certain dividends and interest directly or indirectly received by the Fund, a Portfolio Fund or a Portfolio Account from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund, the Master Fund, a Portfolio Fund or a Portfolio Account may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known.

     The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund, the Master Fund or a Portfolio Partnership, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

     Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(8) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

     This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of: (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year; and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, in certain private claims or in certain fundings of reorganization plans, the Fund's income (or loss) from these investments may constitute UBTI.

     The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(9) To the extent the Fund recognizes income (I.E., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

     To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

     Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to time,(10) it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (E.G., losses from securities for which there is acquisition indebtedness).

     To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to

-------------------
(8) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

(9)  Moreover,   income  realized  from  option  writing  and  futures  contract transactions generally would not constitute UBTI.

(10) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(11) In addition, a charitable remainder trust will be subject to a 100% excise tax on any UBTI under Section 664(c) of the Code. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (SEE "ERISA Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

     PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

     In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. There can be no assurance that the Fund will meet such 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

     QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (SEE "ERISA Considerations.")

     ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

-------------------
(11) Certain exempt  organizations  which realize UBTI in a
taxable  year will not  constitute  "qualified  organizations"  for  purposes of
Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

     EXCISE TAX ON CERTAIN REPORTABLE TRANSACTIONS. A tax-exempt entity (including a state or local government or its political subdivision) may be subject to an excise tax equal to the greater of (i) one hundred percent (100%) of the net income or (ii) seventy five percent (75%) of the proceeds, attributable to certain "reportable transactions," including "listed transactions," in which it participates. Under recently issued Treasury guidance, these rules should not apply to a tax-exempt investor's Interest if such investor's tax-exempt status does not facilitate the Fund's participation, if any, in such transactions, unless otherwise provided in future guidance. Tax-exempt investors should discuss with their own advisors the applicability of these rules to their investment in the Fund. (SEE "Tax Shelter Reporting Requirements" below.)

TAX SHELTER REPORTING REQUIREMENTS

     The Regulations require the Fund to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for any taxable year in which the Fund participates in a "reportable transaction." Additionally, each Member treated as participating in a reportable transaction of the Fund is required to file Form 8886 with its tax return (or, in certain cases, within 60 days of the return's due date). Under certain circumstances, the Service may designate a transaction as a reportable transaction after the close of the year in which the Fund or a Member participated in the transaction, in which case the Fund and/or such Member may have to file Form 8886 with respect to that transaction 90 days after the Service makes the designation. The Fund and any such Member, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis. The Fund intends to notify the Members that it believes (based on information available to the Fund) are required to report a transaction of the Fund or a Portfolio Partnership, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the transactions of the Fund and the Portfolio Partnerships. In certain situations, there may also be a requirement that a list be maintained of persons participating in such reportable transactions, which could be made available to the Service at its request.

     A Member's recognition of a loss upon its disposition of Units in the Fund could also constitute a "reportable transaction" for such Member requiring such Member to file Form 8886.

     A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. The penalty is generally $10,000 for natural persons and $50,000 for other persons (increased to $100,000 and $200,000, respectively, if the reportable transaction is a "listed" transaction). Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

STATE AND LOCAL TAXATION

     In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

     State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business and may cause Members to file tax returns in those jurisdictions. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

     One or more states may impose reporting requirements on the Fund and/or its Members in a manner similar to that described above in "Tax Shelter Reporting Requirements." Investors should consult with their own advisors as to the applicability of such rules in jurisdictions which may require or impose a filing requirement.

     The Fund, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund.

     Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to a Member's share of some or all of the Fund's and the Master Fund's expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

     For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.(12) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

     Regulations under both the New York State corporate franchise tax and New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The qualification of the Fund as a "portfolio investment partnership" with respect to its investments through Portfolio Partnerships must be determined on an annual basis and, with respect to a taxable year, the Fund and/or one or more Portfolio Partnerships may not qualify as portfolio investment partnerships. Therefore, a corporate non-managing member may be treated as doing business in New York State and New York City as a result of its interest in the Fund or its indirect interest in a nonqualifying Portfolio Partnership.

     New York State has enacted legislation that imposes a quarterly withholding obligation on certain partnerships with respect to partners that are individual non-New York residents or corporations (other than "S" corporations). Accordingly, the Fund may be required to withhold on the distributive shares of New York source partnership income allocable to such partners to the extent such income is not derived from trading in securities for the Fund's or a Portfolio Partnership's own account.

     A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

     Each prospective Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.


                              ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

      ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the

-------------------
(12) New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (SEE "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the DOL's regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

     Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules and the Code's prohibited transaction rules. Thus, none of the Adviser or its affiliates will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

     A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

     Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser and/or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA and/or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.


                      ADDITIONAL INFORMATION AND SUMMARY OF
                       LIMITED LIABILITY COMPANY AGREEMENT

     THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE COMPANY AGREEMENT WHICH MAY NOT BE DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE COMPANY AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A.

MEMBER UNITS

     Persons who purchase Units in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.

LIABILITY OF MEMBERS

     Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated: (i) to satisfy withholding tax obligations with respect to such Members; or (ii) to return to the Fund amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

LIABILITY OF MANAGERS

     The Company Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

     The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender all of its Units for repurchase by the Fund.

POWER-OF-ATTORNEY

     By purchasing Units, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney granted as part of each Member's investor certification is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of its Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.


                               REPORTS TO MEMBERS

     The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

     THE FUND'S ABILITY TO PROVIDE FINAL SCHEDULES K-1 TO MEMBERS FOR ANY GIVEN TAX YEAR PRIOR TO APRIL 15 OF THE FOLLOWING YEAR WILL DEPEND UPON WHEN IT RECEIVES THE REQUISITE INFORMATION FROM PORTFOLIO FUNDS. (SEE "ADDITIONAL RISK FACTORS--SPECIAL RISKS OF MULTI-MANAGER STRUCTURE.") THE FUND WILL PROVIDE SCHEDULES K-1 AS SOON AS PRACTICABLE AFTER IT RECEIVES ALL NECESSARY INFORMATION. HOWEVER, DELAYS FREQUENTLY OCCUR. MEMBERS SHOULD THEREFORE BE PREPARED TO OBTAIN EXTENSIONS OF THE FILING DATES FOR THEIR FEDERAL, STATE AND LOCAL INCOME TAX RETURNS. (SEE "ADDITIONAL RISK FACTORS--SPECIAL RISKS OF MULTI-MANAGER STRUCTURE.")

     The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

     The Fund's financial statements for the fiscal year ended March 31, 2008 and the report of the independent registered public accounting firm thereon, appearing in the Fund's Annual Report, and the Fund's financial statements for the six-month period ended September 30, 2008, appearing in the Fund's Semi-Annual Report, are included in the Fund's SAI. The Annual Report and the Semi-Annual Report are filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder and contain schedules of the Fund's portfolio investments as of March 31, 2008 and September 30, 2008, respectively, and certain other financial information.

     The audited financial information for the fiscal years ended March 31, 2008, 2007 and 2006 included in this Prospectus under the caption "Financial Highlights" have been so included in reliance on the consent of ABA given upon their authority as experts in auditing and accounting.


                        TERM, DISSOLUTION AND LIQUIDATION

     The Fund shall be dissolved:

      o upon the affirmative vote to dissolve the Fund by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

      o upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund;

      o upon the expiration of any two-year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Fund requesting the repurchase of all of its Units by the Fund if those Units have not been repurchased by the Fund; or

      o  as required by operation of law.

     Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations--Allocation of Net Profits and Net Losses."

     Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a PRO RATA basis if the Board of Managers or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.


                                   FISCAL YEAR

     For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Fund.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Managers and the Audit Committee have selected ABA as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund. The principal business address of ABA is located at 1375 Broadway, New York, NY 10018.


                                  LEGAL COUNSEL

     Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as U.S. legal counsel to the Fund. The firm also acts as U.S. legal counsel to the Master Fund and the Adviser and its affiliates with respect to certain other matters.

                                    INQUIRIES

     You may request a copy of the Fund's annual and semi-annual reports to Members and the SAI by calling the telephone number below. Inquiries concerning the Fund and Units (including information concerning purchase and withdrawal procedures) should be directed to:

                           Timothy J. Stewart
                           Robeco Investment Management, Inc.
                           909 Third Avenue
                           32nd Floor
                           New York, New York 10022

                           Telephone: (212) 908-9660
                           Telecopier: (212) 908-0168

                                    * * * * *

     ALL POTENTIAL INVESTORS IN THE FUND ARE ENCOURAGED TO CONSULT APPROPRIATE LEGAL AND TAX COUNSEL.

                            TABLE OF CONTENTS OF SAI

                                                                      SAI PAGE

FINANCIAL STATEMENTS.........................................................iv

                                   APPENDIX A



                      ------------------------------------

                    ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

                     (A DELAWARE LIMITED LIABILITY COMPANY)
                      ------------------------------------

                  THIRD AMENDED AND RESTATED LIMITED LIABILITY
                               COMPANY AGREEMENT

                            DATED AS OF MAY 4, 2006
                      ------------------------------------


                                909 THIRD AVENUE
                                   28TH FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 908-9660

                                TABLE OF CONTENTS
                                                                            PAGE
ARTICLE I  DEFINITIONS.........................................................1
ARTICLE II   ORGANIZATION; ADMISSION OF MEMBERS................................5
   2.1   Formation of Limited Liability Company................................5
   2.2   Name..................................................................5
   2.3   Principal and Registered Office.......................................5
   2.4   Duration..............................................................5
   2.5   Business of the Company...............................................5
   2.6   Board of Managers.....................................................5
   2.7   Members...............................................................6
   2.8   Organizational Member.................................................6
   2.9   Both Managers and Members.............................................6
   2.10   Limited Liability....................................................6
ARTICLE III   MANAGEMENT.......................................................7
   3.1   Management and Control................................................7
   3.2   Actions by the Board of Managers......................................7
   3.3   Officers..............................................................8
   3.4   Meetings of Members...................................................8
   3.5   Custody of Assets of the Company......................................9
   3.6   Other Activities of Members and Managers..............................9
   3.7   Duty of Care..........................................................9
   3.8   Indemnification.......................................................9
   3.9   Fees, Expenses and Reimbursement.....................................10
ARTICLE IV  TERMINATION OF STATUS OF ADVISER AND MANAGERS;
            TRANSFERS AND REPURCHASES.........................................11
   4.1   Termination of Status of the Adviser.................................11
   4.2   Termination of Status of a Manager...................................11
   4.3   Removal of the Managers..............................................11
   4.4   Transfer of Units of Members.........................................11
   4.5   Repurchase of Units..................................................12
ARTICLE V   CAPITAL...........................................................13
   5.1   Contributions to Capital.............................................13
   5.2   Rights of Members to Capital.........................................14
   5.3   Capital Accounts.....................................................14
   5.4   Allocation of Net Profit and Net Loss; Allocation of Offering Costs..14
   5.5   Allocation of Certain Expenditures...................................14
   5.6   Reserves.............................................................14
   5.7   Allocation of Organization Expenses..................................15
   5.8   Tax Allocations......................................................15
   5.9   Distributions........................................................16
   5.10   Withholding.........................................................16
ARTICLE VI   DISSOLUTION AND LIQUIDATION......................................17
   6.1   Dissolution..........................................................17
   6.2   Liquidation of Assets................................................17
ARTICLE VII   ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS....................18
   7.1   Accounting and Reports...............................................18
   7.2   Determinations by the Board of Managers..............................18
   7.3   Valuation of Assets..................................................18
ARTICLE VIII   MISCELLANEOUS PROVISIONS.......................................19
   8.1   Amendment of Limited Liability Company Agreement.....................19
   8.2   Special Power of Attorney............................................20
   8.3   Notices..............................................................20
   8.4   Agreement Binding Upon Successors and Assigns........................21

   8.5   Applicability of 1940 Act and Form N-2...............................21
   8.6   Choice of Law; Arbitration...........................................21
   8.7   Not for Benefit of Creditors.........................................22
   8.8   Consents.............................................................22
   8.9   Merger and Consolidation.............................................22
   8.10   Pronouns............................................................22
   8.11   Confidentiality.....................................................22
   8.12   Certification of Non-Foreign Status.................................23
   8.13   Severability........................................................23
   8.14   Filing of Returns...................................................23
   8.15   Tax Matters Partner.................................................23
   8.16   Section 754 Election................................................23
   8.17   Member Tax Basis....................................................23

                     ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.
         THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT


     THIS THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Company") is dated as of May 4, 2006, by and among Charles S. Crow III, Richard B. Gross, David C. Reed and Timothy J. Stewart and those persons hereinafter admitted as Members.


                              W I T N E S S E T H :

     WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on June 8, 2005;

     WHEREAS, the Company has heretofore been governed by an initial Limited Liability Company Agreement dated June 8, 2005 executed by Timothy J. Stewart, in his capacity as the Initial Manager and the Organizational Member;

     WHEREAS, the Company has heretofore been governed by a First Amended and Restated Limited Liability Company Agreement dated November 1, 2005 executed by and among Charles S. Crow III, Richard B. Gross, David C. Reed and Timothy J. Stewart and those persons thereafter admitted as Members;

     WHEREAS, the Company has heretofore been governed by a Second Amended and Restated Limited Liability Company Agreement dated January 13, 2006 (the "Second Amended and Restated Agreement") executed by and among Charles S. Crow III, Richard B. Gross, David C. Reed and Timothy J. Stewart and those persons thereafter admitted as Members; and

     WHEREAS, the Managers of the Company have determined to amend the Second Amended and Restated Agreement under the authority granted them pursuant to
Section 8.1 thereof and desire to restate the Second Amended and Restated Agreement as set out herein.

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                             ----------------------

                                    ARTICLE I

                                   DEFINITIONS
                             ----------------------

For purposes of this Agreement:

    ADMINISTRATOR                 The   person   who   provides   administrative
                                  services  to  the   Company   pursuant  to  an
                                  administrative services agreement.

    ADVISER The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Advisory Agreement.

    ADVISERS ACT                  The  Investment  Advisers  Act of 1940 and the
                                  rules, regulations and orders thereunder, as amended from time to time, or any successor law.

    AFFILIATE                     An affiliated  person, as such term is defined
                                  by the 1940 Act, of a person.

    AGREEMENT                     This  Third   Amended  and  Restated   Limited
                                  Liability Company Agreement, as amended from time to time.

    BOARD_OF_MANAGERS             The Board of Managers  established pursuant to
                                  Section 2.6 hereof.

    CAPITAL-ACCOUNT               With  respect  to  each  Member,  the  capital
                                  account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

    CAPITAL-PERCENTAGE            A  percentage  established  for each Member on
                                  the   Company's   books  as  of  each  Expense
                                  Allocation  Date. The Capital  Percentage of a
                                  Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Company by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Company by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

    CERTIFICATE                   The  Certificate  of  Formation of the Company
                                  and any amendments thereto as filed with the office of the Secretary of State of Delaware.

    CLOSING -DATE The first date on or as of which a Member other than the Organizational Member is admitted to the Company.

    CODE The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

    COMPANY The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

    DELAWARE ACT                  The Delaware Limited  Liability Company Act as
                                  in effect on the date hereof and as amended from time to time, or any successor law.

    EXPENSE ALLOCATION DATE       The Closing Date, and  thereafter  each day on
                                  or before December 31, 2005, as of which a contribution to the capital of the Company is made pursuant to Section 5.1 hereof.

    FISCAL PERIOD                 The period commencing on the Closing Date, and
                                  thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                                  (1) the last day of a Fiscal Year;

                                  (2) the last day of a Taxable Year;

                                  (3) the day  preceding  any day as of  which a
                                      contribution to the capital of the Company is made pursuant to Section 5.1 hereof;

                                  (4) any day on which the  Company  repurchases
                                      any Units of any Member; or

                                  (5) any  day  (other  than  one  specified  in
                                      clause   (2)   above)  as  of  which  this
                                      Agreement  provides  for any  amount to be
                                      credited to or debited against the Capital
                                      Account  of  any  Member,  other  than  an
                                      amount  to  be   credited  to  or  debited
                                      against  the   Capital   Accounts  of  all
                                      Members   in    accordance    with   their
                                      respective Investment Percentages.

    FISCAL YEAR                   The period  commencing on the Closing Date and
                                  ending on March 31, 2006, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to
                                  Section  6.2  hereof),  unless  and  until the
                                  Board of Managers shall elect another fiscal year for the Company.

    FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

    INDEPENDENT MANAGERS          Those   Managers   who  are  not   "interested
                                  persons,"  as such term is defined by the 1940
                                  Act, of the Company.

    INITIAL MANAGER               Timothy J. Stewart

    INVESTMENT ADVISORY AGREEMENT A separate written  agreement  entered into by the Company pursuant to which the Adviser provides Management Services to the Company.

    INVESTMENT FUNDS              Unregistered  investment  funds and registered
                                  investment companies.

    INVESTMENT PERCENTAGE         A  percentage  established  for each Member on
                                  the  Company's  books as of the  first  day of
                                  each Fiscal Period. The Investment  Percentage
                                  of a  Member  for a  Fiscal  Period  shall  be
                                  determined  by  dividing  the  balance  of the
                                  Member's    Capital    Account   as   of   the
                                  commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period.
                                  The sum of the Investment Percentages of all Members for each Fiscal Period shall equal
                                  100%.

    MANAGEMENT SERVICES           Such investment advisory and other services as
                                  the Adviser is required to provide to the Company pursuant to the Investment Advisory
                                  Agreement as contemplated by Section 3.9(a) hereof.

    MANAGER An individual designated as a manager of the Company pursuant to the provisions of Section
                                  2.6 hereof and who serves on the Board of Managers of the Company.

    MEMBER Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases all of the Units of such person as a member pursuant to Section
                                  4.5 hereof or a substituted Member or Members are admitted with respect to all of any such person's Units as a member pursuant to Section
                                  4.4 hereof; such term includes the Adviser to the extent the Adviser makes a capital contribution to the Company and shall have been admitted to the Company as a member.

    NET ASSETS                    The total value of all assets of the  Company,
                                  less an  amount  equal to all  accrued  debts,
                                  liabilities  and  obligations  of the Company,
                                  calculated   before   giving   effect  to  any
                                  repurchases of Units to be effected as of the date such value is determined.

    NET PROFIT OR NET LOSS        The  amount by which the Net  Assets as of the
                                  close of  business on the last day of a Fiscal
                                  Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same
                                  Fiscal Period (or, with respect to the initial
                                  Fiscal Period of the Company, as of the close of business on the Closing Date), such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Members on a basis that is not in accordance with the respective Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.5 and 5.6 hereof.

    1940 ACT The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

    OFFICER An individual designated as an officer of the Company pursuant to the provisions of Section
                                  3.3 hereof and who serves as an officer of the Company.

    ORGANIZATION EXPENSES         The  expenses   incurred  by  the  Company  in
                                  connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Units.

    ORGANIZATIONAL MEMBER         Timothy J. Stewart

    SECURITIES                    Securities  (including,   without  limitation,
                                  equities, debt obligations, options, and other
                                  "securities"   as  that  term  is  defined  in
                                  Section  2(a)(36)  of the  1940  Act)  and any
                                  contracts  for  forward or future  delivery of
                                  any security,  debt obligation or currency, or
                                  commodity, all types of derivative instruments
                                  and  financial  instruments  and any contracts
                                  based on any  index  or  group of  securities,
                                  debt    obligations    or    currencies,    or
                                  commodities,  and any options thereon, as well
                                  as   investments   in  registered   investment
                                  companies and private investment funds.

    TAXABLE YEAR                  The 12-month period ending December 31 of each
                                  year.

    TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of Units, including any right to receive any allocations and distributions attributable to such Units.

    UNIT The value of each Member's Capital Account shall be expressed in terms of a number of Units, including fractional Units.

                            -------------------------

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS
                            -------------------------

         2.1      FORMATION OF LIMITED LIABILITY COMPANY.

                  The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

         2.2      NAME.

                  The name of the Company shall be "Robeco-Sage Multi-Strategy Fund, L.L.C." or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

         2.3      PRINCIPAL AND REGISTERED OFFICE.

                  The Company shall have its principal office at 909 Third Avenue, 28th Floor, New York, NY 10022, or at such other place designated from time to time by the Board of Managers.


                  The Company shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.

         2.4      DURATION.

                  The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

         2.5      BUSINESS OF THE COMPANY.

                  (a)  The  business  of  the  Company  is  to  purchase,   sell
(including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements, purchase orders and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business. The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended.

                  (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

         2.6      BOARD OF MANAGERS.

                  (a) Prior to the Closing Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or signing an investor application or certification in connection with the purchase of Units, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers.

                  (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity; so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

                  (c) In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.

         2.7      MEMBERS.

                  The Board of Managers may admit one or more Members as of the last day of each month; PROVIDED, HOWEVER, that the Company may, in the discretion of the Board of Managers, admit Members more or less frequently. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's investor certification pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its absolute discretion reject any purchase of Units. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

         2.8      ORGANIZATIONAL MEMBER.

                  Upon the admission of any Member, the Organizational Member shall withdraw from the Company as the Organizational Member and shall be entitled to the return of his or her Capital Contribution, if any, without interest or deduction.

         2.9      BOTH MANAGERS AND MEMBERS.

                  A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

         2.10     LIMITED LIABILITY.

                  Except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                           --------------------------

                                   ARTICLE III

                                   MANAGEMENT
                           --------------------------

         3.1      MANAGEMENT AND CONTROL.

                  (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined by the 1940 Act, of such company. During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the investment adviser of the Company and to provide the Management Services to the Company.

                  (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company. The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

                  (c) Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

                  (d) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Company, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

         3.2      ACTIONS BY THE BOARD OF MANAGERS.

                  (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

                  (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. If applicable provisions of the 1940 Act so require, only an Independent Manager shall serve as the Principal Manager. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

         3.3      OFFICERS.

                  (a) The executive Officers of the Fund shall be a President, a Treasurer, a Secretary and a Chief Compliance Officer. If the Board of Managers has designated a Principal Manager pursuant to Section 3.2(b) hereof, then the Principal Manager shall also be an executive Officer. The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer. The President shall be the chief executive officer of the Company. The Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager. The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable. Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person. Unless there are no other officers at the time of acting, a person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Fund an instrument required by law to be executed, acknowledged and verified by more than one Officer.

                  (b) Each  Officer  shall hold office  until his  successor  is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Company. Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Company and such Officer.

                  (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

                  (d) All Officers as between themselves and the Company shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Company as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.

         3.4      MEETINGS OF MEMBERS.

                  (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes at such meeting.

                  (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

                  (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

         3.5      CUSTODY OF ASSETS OF THE COMPANY.

                  The physical possession of all funds, Securities and other properties of the Company shall at all times be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

         3.6      OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

                  (a) The Managers shall not be required to devote all of their time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

                  (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners or general partners of any partnership, members or managing members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

         3.7      DUTY OF CARE.

                  (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her duties, or otherwise in his or her capacity as a Manager, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of his or her duties to the Company.

                  (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member purchased Units shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

         3.8      INDEMNIFICATION.

                  (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

                  (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.8(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

                  (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

                  (d) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this
Section  3.8 has not met the  applicable  standard  of conduct set forth in this
Section 3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this
Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

                  (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

                  (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

         3.9      FEES, EXPENSES AND REIMBURSEMENT.

                  (a) So long as the Adviser provides Management Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by the Adviser and the Company pursuant to the Investment Advisory Agreement.

                  (b) The Board of Managers may cause the Company to compensate each Manager who is not an officer or employee of the Adviser (or of any affiliate of the Adviser) for his or her services as such and each such Manager shall be reimbursed by the Company for travel expenses incurred by him in performing his duties under this Agreement.

                  (c) The Company  shall bear all of its own costs and  expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser or another party pursuant to the Investment Advisory Agreement or another agreement with the Company. The Adviser shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company. Costs and expenses to be borne by the Company include, but are not limited to, the following: (i) all costs and expenses related to investment expenses; (ii) any non-investment related interest expense; (iii) fees and disbursements of any attorneys and accountants engaged on behalf of the Company;
(iv) audit and tax preparation expenses; (v) administrative expenses and fees; custody and escrow fees and expenses; (vi) the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; (vii) fees and travel-related expenses of Managers who are not employees of the Adviser or any affiliate of the Adviser; (viii) organizational and offering expenses; (ix) all costs and expenses associated with background checks on Managers; (x) all costs and expenses associated with retaining independent third parties to provide risk management services to the Company; (xi) any investment advisory fees, Member servicing fees and management fees, (xii) any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

                  (d) Subject to such limitations as may be imposed by the 1940 Act or other applicable laws, from time to time the Company may, alone or in conjunction with the Adviser, any Affiliate of the Adviser or other registered or unregistered investment funds or other accounts for which the Adviser or any Affiliate of the Adviser acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                        ---------------------------------

                                   ARTICLE IV

                      TERMINATION OF STATUS OF ADVISER AND
                       MANAGERS; TRANSFERS AND REPURCHASES
                        ---------------------------------

         4.1      TERMINATION OF STATUS OF THE ADVISER.

                  The status of the Adviser shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

         4.2      TERMINATION OF STATUS OF A MANAGER.

                  The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

         4.3      REMOVAL OF THE MANAGERS.

                  Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

         4.4      TRANSFER OF UNITS OF MEMBERS.

                  (a) A Member's Units may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the

Board of Managers (which may be withheld in its sole discretion); PROVIDED, HOWEVER, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor, (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence. The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; PROVIDED, HOWEVER, that prior to any such pledge, transfer, or assignment, the Board of Managers shall consult with counsel to the Company to ensure that such pledge, transfer, or assignment will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this
Section 4.4 shall be void.

                  (b) The Board of Managers may not consent to a Transfer of a Member's Units unless the person or persons to whom the Units are Transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and either: (i) all of the Units of the Member are Transferred to a single transferee; or (ii) after the Transfer of a portion of Units, the balance of the Capital Account of each transferee and the transferor is not less than $100,000, or such lesser amount as may be established by the Board of Managers. Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers Units with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that each transferee to whom such Units are transferred is admitted to the Company as a Member. Each Member effecting a Transfer and each transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

                  (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

         4.5      REPURCHASE OF UNITS.

                  (a) Except as otherwise provided in this Agreement, no Member or other person holding Units shall have the right to require the Company to repurchase those Units. The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Units pursuant to written tenders. However, the Company shall not offer to repurchase Units on more than two occasions during any one Fiscal Year unless it has consulted with counsel to the Company and determined that more frequent offers would not cause any adverse tax consequences to the Company or the Members. In determining whether to cause the Company to repurchase Units pursuant to written tenders, the Board of Managers shall consider, among other things, the recommendation of the Adviser.

                  The Board of Managers shall cause the Company to repurchase Units pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Company and to all Members (including persons holding Units acquired from Members), as applicable.

                  (b) The Adviser may tender its Units as a Member, if any, under Section 4.5(a) hereof.

                  (c) The Board of Managers may cause the Company to repurchase Units of a Member or any person acquiring Units from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                  (1)   such Units have been transferred in violation of Section
                        4.4 hereof, or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member;

                  (2) ownership of such Units by a Member or other person will cause the Company to be in violation of, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

                  (3) such Member's continued participation in the Company may cause the Company to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder; or

                  (4) any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true.

                  (d) Repurchases of Units by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to repurchase Units, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer. Payment of the purchase price for Units shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Units repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and (ii) if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Units repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Company has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Units, 10 business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such Investment Funds.

                  (e) A Member may at any time submit to the Company a written request that the Company repurchase all of the Units of such Member, as contemplated by Section 6.1(3) hereof. Any such request shall be sent to the Company by registered or certified mail, return receipt requested, and shall be deemed valid upon receipt by the Member of a letter from the Company acknowledging its receipt of the request. The Company shall send such letter to the Member promptly upon its receipt of the Member's request.

                  (f) Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Company may impose a fee or charge in connection with repurchases of Units, including a fee or charge applicable to repurchases of Units effected prior to the expiration of a specified period subsequent to a Member's admission to the Company.

                         ------------------------------

                                    ARTICLE V

                                     CAPITAL
                      ------------------------------------

         5.1      CONTRIBUTIONS TO CAPITAL.

                  (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Managers, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Managers shall not be entitled to make voluntary contributions of capital to the Company as Managers of the Company, but may make voluntary contributions to the capital of the Company as Members. The Adviser may make voluntary contributions to the capital of the Company as a Member.

                  (b) Members may make additional  contributions  to the capital of the Company, effective as of such times as the Board of Managers in its discretion may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any  additional  contribution  to the capital of the Company  except to the extent provided in Section 5.6 hereof. The minimum additional capital contribution of a Member to the capital of the Company shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

                  (c) Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or readily available funds on or before the date of the proposed contribution.

         5.2      RIGHTS OF MEMBERS TO CAPITAL.

                  No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Units pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

         5.3      CAPITAL ACCOUNTS.

                  (a) The Company shall maintain a separate Capital Account for each Member.

                  (b) Each Member's Capital Account shall have an initial balance equal to the amount of such Member's initial contribution to the capital of the Company.

                  (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.7 hereof.

                  (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of Units of such Member or distributions to such Member pursuant to Sections 4.5, 5.9 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.6 hereof.

         5.4      ALLOCATION OF NET PROFIT AND NET LOSS;  ALLOCATION OF OFFERING
                  COSTS.

                  As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

         5.5      ALLOCATION OF CERTAIN EXPENDITURES.

                  Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

         5.6      RESERVES.

                  (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, may be proportionately charged or credited, as appropriate, to the Capital Accounts of those persons who are Members at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

                  (b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Units) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those persons who were Members during such prior Fiscal Period or Periods.

                  (c) To the extent permitted under applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a person who is no longer a Member, such amount shall be paid by or to such person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such person ceased to be a Member. To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph
(a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

         5.7      ALLOCATION OF ORGANIZATION EXPENSES.

                  (a) As of the first Expense Allocation Date, Organization Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.


                  (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.7 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organization Expenses shall then be reallocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages.

         5.8      TAX ALLOCATIONS.

                  For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Sections and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

                  If the Company realizes ordinary income and/or capital gains (including short-term capital gains) for Federal income tax purposes (collectively, "income") for any fiscal year during or as of the end of which all of the Units of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers, may elect to allocate such income as follows: (i) to allocate such income among such Positive Basis Members, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such income shall have been so allocated or the Positive Basis of each such Positive

Basis Member shall have been eliminated and (ii) to allocate any income not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Sections 5.4-5.7 hereof.

                  If the Company realizes deductions, ordinary losses and/or capital losses (including long-term capital losses) for Federal income tax purposes (collectively, "losses") for any fiscal year during or as of the end of which all of the Units of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers may elect to allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, PRO RATA in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Sections 5.4-5.7 hereof.

                  As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the value of its Units as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Units as of such time (determined without regard to such Member's share of the liabilities of the Company under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Units are repurchased by the Company and who has Positive Basis as of the effective date of the repurchase (determined prior to any allocations made pursuant to this Section).

                  As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the value of its Units as of such time is less than its "adjusted tax basis," for
Federal income tax purposes, in its Units as of such time (determined without regard to such Member's share of the liabilities of the Company under Section 752 of the Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Units are repurchased by the Company and who has Negative Basis as of the effective date of such repurchase (determined prior to any allocations made pursuant to this Section).


         5.9      DISTRIBUTIONS.

                  The Board of Managers, in its sole discretion, may authorize the Company to make distributions in cash or in kind at any time to all of the Members on a PRO RATA basis in accordance with the Members' Investment Percentages.

         5.10     WITHHOLDING.

                  (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law on account of such Member's distributive share of the Company's items of gross income, income or gain.

                  (b) For purposes of this Agreement, any taxes so withheld or paid over by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Units shall pay to the Company as a contribution to the capital of the Company, the amount of such excess.

                  (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                           --------------------------

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION
                           ---------------------------

         6.1      DISSOLUTION.

                  The Company shall be dissolved:

                      (1)  upon the affirmative vote to dissolve the Company by:
                           (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                      (2) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

                      (3) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.5(e) hereof, a written notice to the Company requesting to tender all of its Units for repurchase by the Company if such Units have not been repurchased by the Company; or

                      (4)  as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

         6.2      LIQUIDATION OF ASSETS.

                  (a) Upon the dissolution of the Company as provided in Section
6.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                      (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be paid on a PRO RATA basis;

                      (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a PRO RATA basis; and

                      (3) the Members shall next be paid on a PRO RATA basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

                  (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Company; PROVIDED, HOWEVER, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                          -----------------------------

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS
                          -----------------------------

         7.1      ACCOUNTING AND REPORTS.

                  (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

                  (b) As soon as practicable after the end of each Taxable Year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Units as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

                  (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

         7.2      DETERMINATIONS BY THE BOARD OF MANAGERS.

                  (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to
Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

                  (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss or any components comprising the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

         7.3      VALUATION OF ASSETS.

                  (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

                  (b) The Company will value Units in the Company at fair value, which ordinarily will be the value determined by the Board of Managers in accordance with the policies established by the Company.

                  (c) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section
7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                           ---------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS
                          -----------------------------

         8.1      AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

                  (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

                  (b) Any amendment that would:

                      (1) increase  the  obligation  of a  Member  to  make  any contribution to the capital of the Company;

                      (2) reduce the Capital  Account of a Member  other than in accordance with Article V; or

                      (3) modify  the  events  causing  the  dissolution  of the
                          Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have all of its Units repurchased by the Company.

                  (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph
(a) of this Section 8.01 shall specifically include the power to:

                      (1) restate this  Agreement  together with any  amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                      (2) amend this  Agreement  (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                      (3) amend this  Agreement  to make such  changes as may be necessary or advisable to ensure that the Company will not be treated as an association or as a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

                  (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

         8.2      SPECIAL POWER OF ATTORNEY.

                  (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                      (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                      (2) any amendment to the Certificate required because this
                          Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                      (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

                  (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

                  (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                      (1) shall be  irrevocable  and  continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

                      (2) shall  survive the  delivery of a Transfer by a Member of the whole or any portion of such Member's Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

         8.3      NOTICES.

                  Except as otherwise set forth in this Agreement, notices that are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

         8.4      AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

                  This Agreement  shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

         8.5      APPLICABILITY OF 1940 ACT AND FORM N-2.

                  The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that will affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act, other Federal securities laws and the Form N-2.

         8.6      CHOICE OF LAW; ARBITRATION.

                  (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

                  (b) Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between Members or one or more Members and the Company to arbitration in accordance with the provisions set forth below and understands that:

                      (1) arbitration is final and binding on the parties;

                      (2) they  are  waiving  their  right to seek  remedies  in court, including the right to a jury trial;

                      (3) pre-arbitration  discovery is  generally  more limited and different from court proceedings;

                      (4) the  arbitrator's  award is not  required  to  include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

                      (5) the  panel of  arbitrators  will  typically  include a minority of arbitrators who were or are affiliated with the securities industry.

                  (c) All controversies that may arise among Members and one or more Members and the Company concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), as the Member or entity instituting the arbitration may elect. If the NYSE or NASD does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

                  (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

         8.7      NOT FOR BENEFIT OF CREDITORS.

                  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

         8.8      CONSENTS.

                  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

         8.9      MERGER AND CONSOLIDATION.

                  (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

                  (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

         8.10     PRONOUNS.

                  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

         8.11     CONFIDENTIALITY.

                  (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

                  (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

                  (c) Each Member recognizes that in the event that this Section
8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

                  (d) Notwithstanding anything herein to the contrary, each Member (and each employee, representative or other agent of such Member), may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

         8.12     CERTIFICATION OF NON-FOREIGN STATUS.

                  Each Member or transferee of Units from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding and may be required to withdraw from the Company.

         8.13     SEVERABILITY.

                  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

         8.14     FILING OF RETURNS.

                  The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal income tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

         8.15     TAX MATTERS PARTNER.

                  (a) A  Manager  who is a  Member  shall be  designated  on the
Company's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of
Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

                  (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Member. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

         8.16     SECTION 754 ELECTION.

                  In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, the Board of Managers, in its discretion, may cause the Company to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company's property as provided by Sections 734 and 743 of the Code.

         8.17     MEMBER TAX BASIS.

                  Upon request of the Board of Managers, each Member agrees to provide to the Board of Managers information regarding its adjusted tax basis in its Units along with documentation substantiating such amount.

     EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    MANAGERS:


                                    /s/ Charles S. Crow III
                                    --------------------------------------------
                                    Charles S. Crow III


                                    /s/ Richard B. Gross
                                    --------------------------------------------
                                    Richard B. Gross


                                    /s/ David C. Reed
                                    --------------------------------------------
                                    David C. Reed


                                    /s/ Timothy J. Stewart
                                    --------------------------------------------
                                    Timothy J. Stewart

                                    MEMBERS:

                                    Each person who shall sign an investor application or certification and who shall be accepted by the Board of Managers to the Company as a Member.


                      APPENDIX B: INVESTOR CERTIFICATION
              ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C. (THE "FUND")

I hereby certify that I am: (A) a natural person,  who either  individually or together with my spouse has a net worth* in excess of
$1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each  grantor of the trust  meets the Net Worth  Requirement;  (D) an  employee  benefit  plan (a  "Plan")  that meets the Net Worth
Requirement;  (E) a  participant-directed  Plan and the  person  making  the  investment  meets  the Net  Worth  Requirement;  (F) a corporation,  partnership,  limited  liability  company  or other  entity  that  meets the Net Worth  Requirement  that is not (i) a registered  investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the
Investment  Company  Act of 1940  based on  Section  3(c)(1)  because it is a  non-publicly  offered  entity  whose  securities  are beneficially owned by not more than 100 persons, or (iii) a business  development company; (G) an entity referred to in clause F(i),
(ii) or (iii)  above,  not formed for the  specific  purpose of  investing  in the Fund and each  equity  owner  meets the Net Worth
Requirement; or (H) a natural person or an entity that is otherwise an "Eligible Investor" as defined in the Fund's prospectus. I am not a charitable remainder trust.

I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true.
I have read the prospectus of the Fund, including the investor  qualification and investor suitability provisions contained therein.
I understand  that an investment in the Fund involves a  considerable  amount of risk and that some or all of the  investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks  associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's  limited  provisions  for  transferability  and  withdrawal  and have  carefully  read and  understand  the
"Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

I am a U.S. person and am NOT (A) a non-resident alien or (B) a foreign corporation,  foreign partnership,  foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended,  including income tax regulations) for purposes of U.S. Federal income  taxation.  I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification  number,  home address (in the case of an individual) and business address (in the case of an entity),  as they appear in your  records,  are true and correct.  I further  certify that I am NOT subject to backup withholding  because either (1) I am exempt from backup  withholding,  (2) I have not been notified by the Internal  Revenue Service
("IRS") that I am subject to backup  withholding  as a result of a failure to report all interest or  dividends,  or (3) the IRS has notified me that I am no longer subject to backup withholding.** I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am the fiduciary  executing this investor  certification on behalf of a Plan (the "Fiduciary"),  I represent and warrant that I have  considered  the  following  with respect to the Plan's  investment  in the Fund and have  determined  that,  in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974,  as amended  ("ERISA"):  (i) the  fiduciary  investment  standards  under  ERISA in the  context  of the Plan's  particular circumstances;  (ii) the permissibility of an investment in the Fund under the documents  governing the Plan and the Fiduciary;  and
(iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment.  However, the
Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

I understand  that the Fund and its  affiliates  are relying on the  certification  and  agreements  made herein in  determining  my qualification  and suitability as an investor in the Fund. I understand  that an investment in the Fund is not appropriate  for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Robeco Investment Management, Inc. and its  affiliates  and hold  harmless  from any  liability  that you may incur as a result of this  certification  being untrue in any respect.

By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Third Amended and Restated Limited
Liability Company Agreement (the "Agreement"),  including its Power of Attorney provisions, a form of which is set forth in Appendix
A to the  prospectus.  I have read the Agreement  and, to the extent I believe it necessary,  have  consulted  with my tax and legal advisors and understand its terms.



                       ------------------------------------------------------------------------------------------------------------
                       Amount Invested: $______________  Investor Signature: _______________________________  Date: _______________
Investor Signature:
Required               Print Investor Name: _________________________  SSN/Tax ID Number:  [_] [_] [_]   [_] [_]   [_ ] [_] [_] [_]

                       Investor Address: __________________________________________________________________________________________

                       ------------------------------------------------------------------------------------------------------------
PLEASE MAIL COMPLETED  Print Financial Advisor Name: _______________________________   Financial Advisor Telephone #: _____________
FORM TO:
Robeco Investment      Financial Advisor Firm: _________________________________________   Account Number: ________________________
Management, Inc.       ------------------------------------------------------------------------------------------------------------
Attn: Operations Department
909 Third Avenue
New York, NY 10022
Fax# 212-812-7541

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements,  net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property. ** The Investor must cross out the preceding sentence if it has been  notified  by the IRS that it is  currently  subject to backup  withholding  because it has failed to report all  interest  and dividends on its tax return.

                                                                                     DATE OF FUND PROSPECTUS _______________________


                                   APPENDIX C


                         ADVISER PERFORMANCE INFORMATION


     Robeco Investment Management, Inc. (the "Adviser") employs an investment program for Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund") that is substantially the same as the investment program that it employs in managing various other investment vehicles that have investment objectives, programs, policies and strategies that are substantially the same as those of the Fund (the "Other Vehicles"). The Adviser selects on behalf of the Other Vehicles various portfolio managers with which it will invest the Other Vehicles' assets. The personnel of the Adviser who are responsible for managing the investment portfolio of the Fund manage the investment portfolios of the Other Vehicles.

     Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles. The Adviser will evaluate for the Fund and for the Other Vehicles a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Vehicles at a particular time. Because these considerations may differ for the Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Vehicles will differ. (SEE "Conflicts of Interest.")

     THE FOLLOWING TABLES SET FORTH COMPOSITE MONTHLY PERFORMANCE INFORMATION OF THE FUND, THE OTHER VEHICLES AND VARIOUS INDICES FOR THE PERIODS INDICATED. THE RETURNS SHOWN FOR THE FUND AND THE OTHER VEHICLES REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE FUND AND THE OTHER VEHICLES, RESPECTIVELY. THE TABLES SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER VEHICLES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND'S FEES AND EXPENSES MAY BE HIGHER THAN THOSE OF EACH OF THE OTHER VEHICLES. ACCORDINGLY, HAD THE OTHER VEHICLES' PERFORMANCE RECORDS REFLECTED THE FUND'S FEES AND ESTIMATED EXPENSES, THE OTHER VEHICLES' RETURNS SHOWN IN THE TABLE MAY HAVE BEEN LOWER. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE OTHER VEHICLES. UNLIKE THE FUND, CERTAIN OF THE OTHER VEHICLES ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER VEHICLES' PERFORMANCE. THE FUTURE PERFORMANCE OF THE FUND, THE OTHER VEHICLES AND THE VARIOUS INDICES MAY DIFFER.


                       PERFORMANCE INFORMATION OF THE FUND

MONTHLY RETURNS AS OF OCTOBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
         JAN.     FEB.      MAR.     APR.       MAY      JUN.     JUL.      AUG.     SEP.      OCT.      NOV.     DEC.       YTD
2005                                                                                                              1.47%     1.47%
2006     2.57%    0.16%     1.81%    1.53%    -1.57%    -0.79%   -0.04%     0.52%    0.42%     1.26%     1.53%    1.43%     9.11%
2007     1.18%    0.62%     1.28%    1.66%     1.70%     0.29%   -1.11%    -1.74%    1.80%     1.96%    -1.94%    0.16%     5.89%
2008    -3.47%    0.91%    -3.22%    1.39%     1.77%    -0.95%   -2.43%    -1.26%   -7.48%    -4.94%                      -18.37%
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL RETURNS FOR EACH CALENDAR YEAR
---------------------------------------------
                 2005(1)   2006      2007
FUND             1.47%     9.11%     5.89%
S&P 500(3,4)     0.43%     15.78%    5.49%
LEHMAN           0.95%     4.33%     6.96%
AGG.(3,5)
HFR              1.98%     10.18%    9.72%
DIVERSIFIED
FOF INDEX(3,6)
---------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------
                            1 YEAR             3 YEAR              5 YEAR             7 YEAR        SINCE INCEPTION(7)
FUND(2)                    -19.83%              N/A                 N/A                 N/A               -1.49%
S&P 500(3,4)               -36.10%              N/A                 N/A                 N/A               -6.55%
LEHMAN AGG.(3,5)             0.30%              N/A                 N/A                 N/A                3.55%
HFR DIVERSIFIED FOF        -18.01%              N/A                 N/A                 N/A                0.78%
INDEX(3,6)
-----------------------------------------------------------------------------------------------------------------------

RISK STATISTICS(6) AS OF OCTOBER 31, 2008
-------------------------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL            STANDARD                 SHARPE
                                           RETURNS
                                       SINCE INCEPTION             DEVIATION(8)               RATIO(9)
FUND(1)                                     -1.49%                    7.52%                   -0.72
S&P 500(3,4)                                -6.55%                   14.76%                   -0.71
LEHMAN AGG.(3,5)                             3.55%                    3.11%                   -0.12
HFR DIVERSIFIED FOF INDEX.(3,6)              0.78%                    7.54%                   -0.42
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------

(1) Reflects annual returns for the period from the Fund's commencement of operations on December 1, 2005 through December 31, 2005.

(2) This table is based on the investment performance of the Fund. The information contained in the table was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

(3)  Does not reflect fees or expenses of any kind.

(4) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

(5) The Lehman Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

(6) The HFR Fund of Funds Diversified Index includes a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index. There are no asset-size or track record length minimums required for inclusion. Funds that close or stop reporting are included in the index up until the last reporting date. Both domestic and offshore funds are included in the index.

(7) Returns and Risk numbers are measured from the commencement of investment operations of the Fund.

(8) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

(9) A mathematical measure utilized to assess the risk-adjusted return of a portfolio. The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Vehicles. Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

                        COMPOSITE PERFORMANCE INFORMATION OF OTHER VEHICLES AND THE FUND(1)

MONTHLY RETURNS AS OF OCTOBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
          JAN.     FEB.      MAR.     APR.       MAY      JUN.     JUL.      AUG.     SEP.      OCT.      NOV.     DEC.       YTD
1994      1.50%   -1.40%    -1.78%   -1.42%     0.97%    -0.72%    1.21%     1.59%    0.16%     0.20%    -1.46%    0.16%    -1.07%
1995     -0.57%    0.35%     0.67%    0.91%     0.57%     1.66%    2.26%     1.49%    1.50%    -0.53%     0.79%    1.96%    11.59%
1996      3.93%    0.72%     0.56%    3.42%     1.86%    -0.69%   -0.70%     2.67%    1.75%     2.19%     2.42%    1.80%    21.72%
1997      2.26%    2.56%     0.55%    0.72%     2.77%     1.88%    3.83%     0.64%    2.44%    -0.37%    -1.45%    0.83%    17.85%
1998      0.53%    2.21%     2.46%    0.61%    -2.44%    -0.94%   -0.41%    -6.80%   -2.32%     1.53%     3.34%    1.76%    -0.91%
1999      2.44%   -0.89%     4.14%    4.13%     2.78%     2.35%    1.34%     0.63%    1.68%     1.16%     4.26%    5.63%    33.79%
2000      1.97%    3.31%     1.73%   -0.59%     0.01%     2.43%    0.21%     2.28%    0.31%     0.20%    -1.11%    1.32%    12.64%
2001      2.35%    1.15%     0.54%    1.12%     0.35%     0.76%    0.03%     1.21%    0.03%     0.79%     0.26%    0.79%     9.77%
2002      0.61%   -0.33%     0.55%    0.92%     0.69%    -1.37%   -1.29%     0.30%    0.58%    -0.38%     0.97%    0.89%     2.12%
2003      1.64%    0.32%     0.49%    1.14%     1.47%     1.23%    0.36%     0.62%    1.34%     1.38%     0.89%    1.50%    13.09%
2004      1.46%    1.10%     0.60%   -0.40%    -0.43%     0.44%   -0.77%     0.08%    0.75%     0.46%     2.43%    1.47%     7.40%
2005      0.28%    1.24%    -0.02%   -1.12%     0.90%     1.33%    1.67%     0.75%    1.63%    -1.12%     0.93%    1.84%     8.58%
2006      2.43%    0.27%     1.73%    1.57%    -1.46%    -0.35%    0.24%     0.56%    0.68%     1.57%     1.51%    1.67%    10.86%
2007      1.47%    0.78%     1.42%    1.75%     1.79%     0.35%   -0.95%    -1.57%    1.79%     2.02%    -1.68%    0.28%     7.59%
2008     -3.18%    1.09%    -3.02%    1.22%     1.56%    -1.10%   -2.00%    -1.09%   -7.00%    -5.40%                      -17.71%
------------------------------------------------------------------------------------------------------------------------------------


           COMPOSITE PERFORMANCE INFORMATION OF OTHER VEHICLES, THE FUND AND VARIOUS INDICES

  ANNUAL RETURNS FOR EACH CALENDAR YEAR
------------------------------------------------------------------------------------------------------------------------------------
             1994     1995    1996    1997    1998     1999     2000     2001      2002     2003     2004    2005     2006      2007
OTHER       -1.07%   11.59%  21.72%  17.85%  -0.91%   33.79%   12.64%    9.77%    2.12%    13.09%   7.40%   8.58%    10.86%    7.59%
VEHICLES
AND
FUND(1)
S&P         1.32%    37.58%  22.96%  33.36%  28.58%   21.04%   -9.10%   -11.89%  -22.10%   28.68%   10.86%  4.91%    15.78%    5.49%
500(2,3)
LEHMAN      -2.92%   18.47%   3.63%   9.65%   8.69%   -0.82%   11.63%    8.44%    10.25%    4.10%   4.34%   2.43%    4.33%     6.96%
AGG.(2,4)
HFR         -3.11%   7.76%   12.81%  13.69%  -5.49%   28.46%    2.47%    2.79%    1.17%    11.42%   7.19%   7.46%    10.18%    9.72%
DIVERSIFIED
FOF
INDEX(2,5)
------------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------
                            1 YEAR             3 YEAR              5 YEAR             7 YEAR        SINCE INCEPTION(6)
OTHER VEHICLES             -18.86%             0.30%               3.23%              4.22%             8.67%
AND THE FUND(1)
S&P 500(2,3)               -36.10%            -5.21%               0.26%              0.55%             6.99%
LEHMAN AGG.(2,4)             0.30%             3.60%               3.48%              4.03%             5.76%
HFR DIVERSIFIED FOF        -18.01%             1.33%               3.36%              4.05%             5.55%
INDEX(2,5)
-----------------------------------------------------------------------------------------------------------------------

RISK STATISTICS(6) AS OF OCTOBER 31, 2008
-------------------------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL
                                           RETURNS                   STANDARD                 SHARPE
                                       SINCE INCEPTION             DEVIATION(7)               RATIO(8)
OTHER VEHICLES AND THE FUND(1)              8.67%                     5.82%                    0.81
S&P 500(2,3)                                6.99%                     14.89%                   0.21
LEHMAN AGG.(2,4)                            5.76%                     3.77%                    0.48
HFR DIVERSIFIED FOF INDEX(2,5)              5.55%                     6.53%                    0.25
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------

(1) This table is based on the investment performance of the Other Vehicles and the Fund. The information contained in the table was prepared by the Adviser based on the following facts and assumptions:

(a) The composite performance information is an asset-weighted average of the returns of each of the Other Vehicles and the Fund.

(b) The Other Vehicles' returns take into account each Other Vehicle's actual fees and expenses as well as all fees and expenses and incentive allocations borne indirectly by the Other Vehicles as investors in other investment funds. The returns do not reflect the reinvestment of any distributions made by the Other Vehicles. The Fund's fees and expenses may be higher than those of each of the Other Vehicles.

(c) The composite performance information from January 1, 1994 to December 31, 1999 is based on the performance of one Other Vehicle ("Vehicle One") which commenced investment operations on January 1, 1994 (because none of the Other Vehicles had commenced investment operations). The composite performance information from January 1, 2000 to September 30, 2003 is based on the performance of Vehicle One and one Other Vehicle which commenced investment operations on January 1, 2000 ("Vehicle Two"). The composite performance information from October 1, 2003 to November 30, 2005 is based on the performance of Vehicle One, Vehicle Two and one Other Vehicle ("Vehicle Three"), which commenced investment operations on October 1, 2003. The composite performance information beginning December 1, 2005 is based on the performance of Vehicle One, Vehicle Two, Vehicle Three and the Fund, which commenced investment operations on December 1, 2005. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER VEHICLES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND.


(2) Does not reflect fees or expenses of any kind charged by the indices. However, with respect to the HFR Diversified Fund of Funds Index, the returns take into account the fees and expenses charged by the portfolio funds comprising the Index.


(3) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.


(4) The Lehman Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.


(5) The HFR Diversified Fund of Funds Index includes a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index. There are no asset-size or track record length minimums required for inclusion. Funds that close or stop reporting are included in the index up until the last reporting date. Both domestic and offshore funds are included in the index.


(6) Returns and Risk numbers are measured from the commencement of investment operations of Vehicle One on January 1, 1994, and include the performance information of Vehicle Two, Vehicle Three and the Fund.

(7) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.


(8) A mathematical measure utilized to assess the risk-adjusted return of a portfolio. The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Vehicles. Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

                    Robeco-Sage Multi-Strategy Fund, L.L.C.

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 31, 2008

                     c/o Robeco Investment Management, Inc.
                                909 Third Avenue
                                   32nd Floor
                               New York, NY 10022

                                 (212) 908-9660


            This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund"), dated December 31, 2008. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

            This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

            Except for the financial information discussed below, all information that is required to be provided in a statement of additional information has been included in the Fund's Prospectus, dated December 31, 2008.

                            TABLE OF CONTENTS OF SAI


                                                                           PAGE
FINANCIAL STATEMENTS OF THE FUND.............................................iv

                              FINANCIAL STATEMENTS

            The audited financial information for the fiscal years ended March 31, 2008, 2007 and 2006, included in the Prospectus under the caption "Financial Highlights" and the financial statements (audited) for the fiscal year ended March 31, 2008, that are included in this SAI have been so included in reliance on the consent of Anchin, Block & Anchin LLP, given upon their authority as experts in auditing and accounting.

            The  following  pages  contain  the  Fund's   financial   statements
(audited) for the fiscal year ended March 31, 2008 and financial statements (unaudited) for the six-month period ended September 30, 2008.

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.


Financial Statements

For the year ended March 31, 2008

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                                Table of Contents


Financial Statements:

Report of Independent Registered Public Accounting Firm.......................1
Schedule of Investments.......................................................2
Statement of Assets and Liabilities...........................................5
Statement of Operations.......................................................6
Statements of Changes in Members' Capital.....................................7
Statement of Cash Flows.......................................................8
Financial Highlights..........................................................9
Notes to Financial Statements................................................10
Managers and Officers of the Fund (unaudited)................................26




























The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

                                                ANCHIN, BLOCK & ANCHIN LLP
                                                ACCOUNTANTS & ADVISORS
                                                1375 BROADWAY NEW YORK, NY 10018
                                                212840-3456
[ANCHIN LOGO]                                   WWW.ANCHIN.COM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and
Members of Robeco-Sage Multi-Strategy Fund, L.L.C

We have audited the accompanying statement of assets and liabilities including the schedule of investments, of Robeco-Sage Multi-Strategy Fund, L.L.C. as of March 31, 2008 and the related statements of operations and cash flows for the year then ended, and the statements of changes in members' capital for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and the period June 8, 2005 (date of inception) through March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at March 31, 2008, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Multi-Strategy Fund, L.L.C. as of March 31, 2008, and the results of its operations and its cash flows for the year then ended, and changes in its members' capital for each of the two years in the period ended and the financial highlights for each of the two years in the period then ended and the period June 8, 2005 (date of inception) through March 31, 2006 in conformity with U.S. generally accepted accounting principles.

                                               /s/ Anchin, Block & Anchin LLP

New York, New York
May 28, 2008

A MEMBER OF [HLB LOGO OMITTED] INTERNATIONAL

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                             Schedule of Investments
                                 March 31, 2008


            INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS

                  [OBJECT OMITTED]          Long Short Equity - 37.2%

                                            Event Driven - 22.8%

                                            Distressed - 9.4%

                                            Macro - 7.8%

                                            Structured Credit - 7.8%

                                            Multi-Strategy Relative Value - 5.5%

                                            Fundamental Market Neutral - 3.6%

                                            Fixed Income Relative Value - 3.1%

                                            Credit - 2.5%



                                                                                                              % OF
                                                                                                             MEMBERS'
PORTFOLIO FUND                                                                   COST           VALUE        CAPITAL    LIQUIDITY
-----------------------------------------------------------------------------------------------------------------------------------

LONG/SHORT EQUITY:
Abchurch Europe Fund, Ltd.                                                  $ 2,250,000    $ 1,833,594         1.63%    Quarterly
Alson Signature Fund, L.P.                                                    3,250,000      3,300,096         2.93%    Quarterly
Apis Capital L.P.                                                             2,600,000      2,604,086         2.31%    Quarterly
Clovis Capital Partners Institutional, L.P.                                   2,800,000      3,042,935         2.70%    Quarterly
Coeus Capital, L.P.                                                           2,250,000      2,238,839         1.99%    Quarterly
Criterion Institutional Partners, L.P.                                        2,350,000      2,850,819         2.53%    Quarterly
Delta Institutional, L.P.                                                     2,050,000      1,934,626         1.72%    Quarterly
Dirigo, LLC                                                                   1,500,000      1,637,101         1.45%    Quarterly
Elm Ridge Capital Partners, L.P.                                              1,700,000      1,769,053         1.57%    Quarterly
Highline Capital Partners QP, L.P.                                            2,650,000      3,178,922         2.82%    Quarterly
Ivory Flagship Fund, L.P.                                                     2,800,000      3,062,383         2.72%    Quarterly
Marshall Wace Core Fund, Ltd.                                                 2,750,000      2,228,765         1.98%    Quarterly
PFM Diversified Fund, L.P.                                                    2,500,000      2,440,154         2.16%    Quarterly
Renaissance Institutional Equities Fund, LLC                                  2,800,000      2,576,795         2.29%     Monthly
Saras Capital Partners, L.P.                                                  2,450,000      2,294,833         2.04%    Quarterly
Tracer Capital Partners (QP), L.P.                                            1,119,256      1,118,791         0.99%    Quarterly
U Capital Partners, L.P.                                                      1,650,000      1,790,466         1.59%    Quarterly
                                                                        ---------------------------------------------
           TOTAL LONG/SHORT EQUITY                                           39,469,256     39,902,258        35.42%
                                                                        ---------------------------------------------



                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                       Schedule of Investments (continued)
                                 March 31, 2008


                                                                                                               %* OF
                                                                                                             MEMBERS'
PORTFOLIO FUND                                                                   COST           VALUE         CAPITAL    LIQUIDITY
-----------------------------------------------------------------------------------------------------------------------------------


EVENT DRIVEN:
Altima Global Special Situations Fund, L.P.                                 $ 2,450,000    $ 2,875,774         2.55%    Quarterly
Centaurus Alpha Fund, L.P.                                                    1,650,000      1,798,459         1.60%     Monthly
CSO US, Ltd.                                                                  2,050,000      1,527,247         1.36%    Quarterly
Eton Park Fund, L.P.                                                          3,650,000      4,838,688         4.29%   Bi-Annually
Fir Tree Value Fund II, L.P.                                                  2,450,000      2,347,791         2.08%    Quarterly
Magnetar Capital Fund, L.P.                                                   2,300,000      2,444,163         2.17%  Semi-Annually
Montrica Global Opportunities Fund, L.P.                                      2,900,000      2,795,453         2.48%    Annually
Octavian Global Fund, L.P.                                                    2,300,000      2,253,126         2.00%    Quarterly
Silver Point Capital Fund, L.P.                                               3,500,000      3,572,591         3.17%    Annually
                                                                            -----------------------------------------
           TOTAL EVENT DRIVEN                                                23,250,000     24,453,292        21.70%
                                                                            -----------------------------------------
DISTRESSED:
Anchorage Capital Partners, L.P.                                              3,050,000      3,461,396         3.07%    Bi-Annually
Matlin Patterson Distressed Opportunities Fund, L.P.                          1,500,000      1,397,395         1.24%  Semi-Annually
Redwood Domestic Fund, L.P.                                                   3,000,000      2,819,473         2.50%   Bi-Annually
Wexford Credit Opportunities Fund, L.P.                                       2,350,000      2,496,184         2.22%    Quarterly
                                                                            -----------------------------------------
           TOTAL DISTRESSED                                                   9,900,000     10,174,448         9.03%
                                                                            -----------------------------------------
STRUCTURED CREDIT
Cerberus Partners, L.P.                                                       3,500,000      3,525,820         3.13%  Semi-Annually
Dune Capital, L.P.                                                            1,500,000      1,382,185         1.23%  Semi-Annually
Petra Offshore Fund, L.P.                                                     1,750,000      1,999,894         1.77%    Quarterly
Sorin Fund, L.P.                                                              1,500,000      1,454,974         1.29%    Quarterly
                                                                            -----------------------------------------
           TOTAL STRUCTURED CREDIT                                            8,250,000      8,362,873         7.42%
                                                                            -----------------------------------------
MACRO:
AQR Absolute Return Institutional Fund, L.P.                                  1,200,000        810,676         0.72%    Quarterly
Brevan Howard Emerging Markets Strategies Fund                                1,700,000      1,640,160         1.46%     Monthly
Fortress Commodities Fund, L.P.                                               1,800,000      1,784,541         1.58%    Quarterly
QFS Global Macro Hedge Fund, LLC                                              1,050,000      1,394,123         1.24%     Monthly
Wexford Spectrum Fund I, L.P.                                                 2,650,000      2,715,800         2.41%    Quarterly
                                                                            -----------------------------------------
           TOTAL MACRO                                                        8,400,000      8,345,300         7.41%
                                                                            -----------------------------------------
MULTI-STRATEGY RELATIVE VALUE:
Citadel Wellington Partners, LLC                                              3,000,000      3,439,697         3.05%    Quarterly
Sandleman Partners Multi-Strategy Fund, L.P.                                  2,750,000      2,447,069         2.17%    Quarterly
                                                                            -----------------------------------------
           TOTAL MULTI-STRATEGY RELATIVE VALUE                                5,750,000      5,886,766         5.22%
                                                                            -----------------------------------------
FUNDAMENTAL MARKET NEUTRAL:
O'Connor Global Fundamental Market Neutral Long/Short, LLC                    3,100,000      3,864,160         3.43%     Monthly
                                                                            -----------------------------------------
FIXED INCOME RELATIVE VALUE:
Black River Global Multi-Strategy Leveraged Fund, LLC                         2,800,000      2,816,707         2.50%    Quarterly
The Drake Absolute Return Fund, L.P.                                            600,000        512,369         0.45%    Quarterly
                                                                            -----------------------------------------
           TOTAL FIXED INCOME RELATIVE VALUE                                  3,400,000      3,329,076         2.95%
                                                                            -----------------------------------------

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                       Schedule of Investments (concluded)
                                 March 31, 2008

                                                                                                               %* OF
                                                                                                             MEMBERS'
PORTFOLIO FUND                                                                   COST           VALUE         CAPITAL    LIQUIDITY
-----------------------------------------------------------------------------------------------------------------------------------

CREDIT:
ARX Global High Yield Securities Fund I, L.P.                                 $ 737,500      $ 760,355         0.67%  Semi-Annually
Latigo Fund, L.P.                                                             2,250,000      2,255,490         2.00%    Quarterly
                                                                        ---------------------------------------------
           TOTAL CREDIT                                                       2,987,500      3,015,845         2.68%
                                                                        ---------------------------------------------
           TOTAL PORTFOLIO FUNDS                                          $ 104,506,756  $ 107,334,018        95.26%
                                                                        =============================================


  * Percentages are based on Members' Capital at end of period of $112,670,275. ** The manager has temporarily suspended redemptions.
 The aggregate cost of investments for tax purposes was $104,506,756.
 Net unrealized appreciation on investments for tax purposes was $2,827,262 consisting of $6,407,662 of gross unrealized appreciation and $(3,580,400) of gross unrealized depreciation.

 The investments in Portfolio Funds shown above, representing 95.26% of Members' Capital, have been fair valued as described in Note 2.B.


















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2008



ASSETS
Investments in Portfolio Funds, at fair value (cost $104,506,756)                      $ 107,334,018
Receivable from Portfolio Funds                                                            4,085,131
Cash and cash equivalents                                                                  2,195,438
Due from Adviser                                                                               2,099
Other assets                                                                                   5,000
                                                                                  -------------------
          Total assets                                                                   113,621,686
                                                                                  -------------------

LIABILITIES
Advisory fee payable                                                                         416,475
Member Servicing fee payable                                                                 176,049
Redemptions payable                                                                          119,690
Professional fees payable                                                                     90,686
Administration fee payable                                                                    46,391
Management fee payable                                                                        27,771
Board of Managers' fees payable                                                                4,500
Other accrued expenses                                                                        69,849
                                                                                  -------------------
          Total liabilities                                                                  951,411
                                                                                  -------------------

          NET ASSETS                                                                   $ 112,670,275
                                                                                  ===================

MEMBERS' CAPITAL
Net capital                                                                            $ 112,169,603
Accumulated net investment loss                                                           (3,294,538)
Accumulated net realized gain on Portfolio Funds                                             967,948
Net unrealized appreciation on investments in Portfolio Funds                              2,827,262
                                                                                  -------------------
          Members' Capital                                                             $ 112,670,275
                                                                                  ===================


          NET ASSET VALUE PER UNIT (BASED ON 101,953 UNITS OUTSTANDING)                   $ 1,105.12
                                                                                  ===================









    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                             Statement of Operations
                        For the year ended March 31, 2008


INVESTMENT INCOME
     Interest                                                                       $ 87,524
     Other income                                                                      2,054
                                                                            -----------------
           Total investment income                                                    89,578
                                                                            -----------------

EXPENSES
     Advisory fee                                                                  1,512,076
     Member servicing fee                                                            252,065
     Professional fees                                                               217,872
     Administration fee                                                              144,995
     Management fee                                                                  100,826
     Printing fees                                                                    18,759
     Board of Managers' fees                                                          18,000
     Custody fee                                                                      10,083
     Other expenses                                                                   87,584
                                                                            -----------------
           Total expenses                                                          2,362,260
           Fund expenses reimbursed                                                  (88,828)
                                                                            -----------------
     Net Expenses                                                                  2,273,432
                                                                            -----------------
Net Investment Loss                                                               (2,183,854)
                                                                            -----------------

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS IN PORTFOLIO FUNDS
     Net Realized Gain on Investments in Portfolio Funds                             939,749
     Net Change in Unrealized Appreciation on
           Investments in Portfolio Funds                                         (3,427,192)
                                                                            -----------------
     Net Realized and Unrealized Losses                                           (2,487,443)
                                                                            -----------------
     Net Decrease in Members' Capital Derived
           from Investment Activities                                           $ (4,671,297)
                                                                            =================









    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Statements of Changes in Members' Capital


                                                                       For the                 For the
                                                                      year ended              year ended
                                                                    March 31, 2008          March 31, 2007
                                                                 ---------------------   ---------------------

FROM INVESTMENT ACTIVITIES
       Net investment loss*                                              $ (2,183,854)             $ (955,507)
                                                                 ---------------------   ---------------------
       Net realized gain on investments
             in Portfolio Funds                                               939,749                  28,199
       Net change in unrealized appreciation
             on investments in Portfolio Funds                             (3,427,192)              4,914,355
                                                                 ---------------------   ---------------------
       Net realized and unrealized gains/(losses)                          (2,487,443)              4,942,554
                                                                 ---------------------   ---------------------

                 Net increase/(decrease) in Members'
                   Capital derived from investment activities              (4,671,297)              3,987,047
                                                                 ---------------------   ---------------------

MEMBERS' CAPITAL TRANSACTIONS
       Sales of Units                                                      70,316,242              40,375,291
       Redemption of Units                                                (18,621,930)                      -
                                                                 ---------------------   ---------------------
                                                                           51,694,312              40,375,291
                                                                 ---------------------   ---------------------

Net Increase in Members' Capital                                           47,023,015              44,362,338
Members' Capital at Beginning of Year                                      65,647,260              21,284,922
                                                                 ---------------------   ---------------------
Members' Capital at End of Year                                         $ 112,670,275            $ 65,647,260
                                                                 =====================   =====================

Accumulated Net Investment Loss                                          $ (3,294,538)           $ (1,110,684)
                                                                 =====================   =====================


                  * Investment income less net expenses.














    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                             Statement of Cash Flows
                        FOR THE YEAR ENDED MARCH 31, 2008

CASH FLOWS USED IN OPERATING ACTIVITIES
Net decrease in Members' Capital derived from investment activities                    $ (4,671,297)
Adjustments to reconcile net decrease in Members' Capital derived from investment activities to cash used in operating activities:
            Purchases of Portfolio Funds                                                (62,150,000)
            Sales of Portfolio Funds                                                     16,932,993
            Net change in unrealized appreciation on
                investments in Portfolio Funds                                            3,427,192
            Net realized gain on investments in Portfolio Funds                            (939,749)
            Decrease in due from Adviser                                                     65,899
            Increase in receivable from investment funds                                 (3,400,152)
            Decrease in fund investments made in advance                                  9,650,000
            Increase in other assets                                                         (4,787)
            Increase in member servicing fees                                                80,245
            Increase in advisory fee payable                                                187,155
            Increase in professional fees payable                                            28,763
            Decrease in administration fee payable                                          (65,383)
            Increase in management fee payable                                               12,480
            Increase in other accrued expenses                                               32,102
                                                                                  ------------------
Net cash used in operating activities                                                   (40,814,539)
                                                                                  ------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Units                                                             61,099,242
Redemption of Units                                                                     (18,502,240)
                                                                                  ------------------
Net cash provided by financing activities                                                42,597,002
                                                                                  ------------------

Net increase in cash and cash equivalents                                                 1,782,463
Cash and cash equivalents, beginning of year                                                412,975
                                                                                  ------------------
Cash and cash equivalents, end of year                                                  $ 2,195,438
                                                                                  ==================

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
Proceeds from sales of Units received in advance in prior year                          $ 9,217,000
                                                                                  ==================

Redemptions payable                                                                       $ 119,690

                                                                                  ==================







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                              Financial Highlights


                                                                                                              For the Period
                                                                                                               June 8, 2005
                                                                     For the               For the          (date of inception)
                                                                   year ended             year ended             through
                                                                 March 31, 2008         March 31, 2007        March 31, 2006
                                                              ----------------------   -----------------    --------------------

PER UNIT OPERATING PERFORMANCE
Beginning net asset value                                     $            1,141.44    $       1,061.24     $          1,000.00
                                                              ----------------------   -----------------    --------------------
Income from operations:
   Net investment loss                                                       (25.30)             (26.36)                  (8.03)
   Net realized and unrealized appreciation/
        (depreciation) from Portfolio Funds                                  (11.02)             106.56                   69.27
                                                              ----------------------   -----------------    --------------------
Net change in net assets resulting from operations                           (36.32)              80.20                   61.24
                                                              ----------------------   -----------------    --------------------
Ending net asset value                                        $            1,105.12    $       1,141.44     $          1,061.24
                                                              ======================   =================    ====================

Total Return                                                                 (3.18)%              7.56%                   6.12% (1)

Net assets, end of period (000's)                             $              112,670  $          65,647     $            21,285

RATIOS TO AVERAGE NET ASSETS
Expenses, before waivers and reimbursements (2)                                2.34%              3.56%                    6.09% (3)

Expenses, net of waivers and reimbursements (2)                                2.25%              2.50%                    2.50% (3)

Net investment loss, before waivers and reimbursements                       (2.25)%            (3.46)%                   (5.90) (3)

Net investment loss, net of  waivers and reimbursements                      (2.16)%            (2.40)%                   (2.31) (3)

Portfolio turnover rate                                                       17.47%              7.82%                    0.00% (4)


(1)  Total return is for the period indicated and has not been annualized.
(2)  Expenses of Portfolio Funds are not included in the expense ratio.
(3) Annualized, with the exception of non-recurring organizational expenses of $67,500.
(4)  Not annualized.

     Note: The expense ratios, the net investment loss ratio, and the total return percentage are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2008

1. ORGANIZATION


Robeco-Sage Multi-Strategy Fund, L.L.C. (formerly Sage Multi-Strategy Fund, L.L.C.) (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund is a "fund of funds" that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and units of limited liability interests in the Fund ("Units") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the "1933 Act"). The Fund commenced operations on December 1, 2005.


The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund intends to accomplish its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.


Investors who purchase Units and who are admitted to the Fund by its Board of Managers ("the Board") will become members of the Fund ("Members").

2. SIGNIFICANT ACCOUNTING POLICIES


The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Fund:

A. Use of Estimates


The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Adviser (See
Note 3) to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Investment Transactions

The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.

Such fair value generally represents the Fund's pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. Management considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund. Interest income is recorded on an accrual basis of interest earned on cash balances.

C. Income Taxes

Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also has rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

D. Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

E. Distributions from Portfolio Funds (continued)

income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

F.  Cash and Cash Equivalents

The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.


3. RELATED PARTY TRANSACTIONS AND OTHER

RELATED PARTIES

Robeco Investment Management, Inc. (the "Adviser"), serves as the investment adviser of the Fund. Prior to January 1, 2007, Robeco-Sage Capital Management, L.L.C., a wholly-owned subsidiary of Robeco USA, Inc., served as the investment adviser of the Fund. Effective January 1, 2007, Robeco-Sage Capital Management, L.L.C. was merged into its parent, Robeco USA, Inc. (which changed its name to Robeco Investment Management, Inc. after the merger). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Fund pays the Adviser a quarterly fee at an annualized rate of 1.50% of the average net assets of the Fund during the calendar quarter (the "Investment Advisory Fee"). The Investment Advisory Fee is payable in arrears within five business days after the end of the quarter. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable of $416,475.

In addition, pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser provides (or arranges for the provision of) office space, telephone and utilities, and various administrative services to the Fund, including certain legal and compliance services, and is responsible for oversight of the Fund's administrator and other service providers.

In consideration for these services, the Fund pays the Adviser a quarterly management fee at an annualized rate of 0.10% of the average net assets of the Fund during the calendar quarter (the "Management Fee"). Prior to February 1, 2006, the Fund paid the Adviser a quarterly management fee at an annualized rate of 0.35%. The accompanying Statement of Assets and Liabilities includes a management fee payable of $27,771.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

RELATED PARTIES (CONCLUDED)

The Fund has entered into a Member Services Agreement with Robeco Securities, L.L.C. ("Robeco Securities") (the "Service Agent"), an affiliate of the Adviser, to provide (or arrange for the provision of) ongoing Member and account maintenance services.

The Fund pays a quarterly fee to the Service Agent at an annualized rate of 0.25% of the average net assets of the Fund during the calendar quarter (the "Member Servicing Fee"). The Service Agent may pay all or a portion of this amount to retain broker-dealers and financial advisors ("Member Service Providers") to provide Member and account maintenance services. Furthermore, the Adviser, in its discretion and from its own resources, may pay to Member Service Providers, in respect of their customers' investments in the Fund, additional ongoing compensation not to exceed 0.60% (on an annualized basis) of the aggregate value of outstanding Units held by Members introduced by the Member Service Provider.

Robeco Securities serves as a distributor of the Units and serves in that capacity on a reasonable best efforts basis. The distributors may impose a sales load of up to 2% to each investor. No sales loads were charged by Robeco Securities during the year.

Cooperatieve Centrale Raiffeissen - Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of

Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund. Rabobank may be deemed to control the Fund for purposes of the BHCA.

Affiliates of the Adviser have invested in the Fund primarily as seed investors. Capital transactions during the year for these affiliates consisted of capital withdrawals of $15,868,350. At March 31, 2008 the affiliate capital balances totaled $7,305,249.

OTHER
SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund, pursuant to an administration agreement dated as of February 1, 2006 (the "Administration Agreement"). In consideration of such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.12%, subject to certain fee minimums, and reimburses the Administrator

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

OTHER (CONCLUDED)
for certain out-of-pocket expenses. After its initial term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days' written notice.

SEI Private Trust Company acts as custodian (the "Custodian") for the Fund's assets. In consideration for such services, the Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

Each member of the Board, who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual fee of $6,000. Any Board member who is an "interested person" does not receive any annual or other fee from the Fund. All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

4. FUND EXPENSES

The Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement and the Management Agreement, and the Service Agent pursuant to the Member Services Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Investment Advisory Fee; the Management Fee; the Member Servicing Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

4.  FUND EXPENSES (CONCLUDED)

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "Expense Limitation"). Therefore, the accompanying Statement of Assets and Liabilities includes a receivable from the Adviser of $2,099 for the reimbursement of excess expenses. Prior to April 1, 2007, the Expense Limitation was 2.5 % per annum.

In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. As of March 31, 2008, the amount of the carryforward is $776,755 which includes $270,079, $417,848 and $88,828 from the fiscal years ending March 31, 2006, 2007 and 2008, respectively. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Fund. None of the fees charged to the Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

5.  INITIAL OFFERING COSTS AND ORGANIZATIONAL EXPENSES

The Fund incurred initial offering costs totaling approximately $199,599 comprised principally of legal costs pertaining to the preparation of the Fund's offering documents. These costs were amortized over the initial twelve-month period ending November 30, 2006. These offering costs were subject to the Expense Limitation and Reimbursement Agreement.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

6.  MEMBERS' CAPITAL

Unit transactions for the period ended March 31, 2008 were as follows:

Units outstanding at beginning of year                          57,512
Units issued                                                    60,236
Units redeemed                                                 (15,795)
                                                         --------------
Units outstanding at end of year                               101,953
                                                         ==============

The Fund is authorized to issue Units the value of which at time of issuance is not to exceed $250 million in aggregate.

7.  BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Fund has established a line of credit with the Adviser. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. Borrowings under the line of credit do not bear any interest. The Fund does not pay a facility fee. At March 31, 2008, the Fund had no outstanding borrowings.

8.  CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Fund (net of any applicable sales load). The Fund has chosen to utilize a "per unit" method to account for Members' capital effective at the inception of the Fund. A Member's contribution is used to purchase Units in the Fund. The Units represent the capital account maintained on the Member's behalf that reflects the Member's pro rata share of the Fund's capital. A Member's capital account is used to facilitate tax reporting to the Member. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount. Each Member's capital account will be increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Units of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts charged against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Fund is made; (iv) any day on which the Fund repurchases any Units of any Member; or (v) any day

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

8.  CAPITAL ACCOUNTS AND ALLOCATIONS (CONCLUDED)

on which any amount is credited to or charged against the capital account of any Member other than an amount to be credited to or charged against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or charged against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), after giving effect to contributions and before giving effect to any repurchases by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

9. SUBSCRIPTIONS AND REDEMPTIONS OF UNITS

Generally, the minimum initial investment in the Fund from each investor is $100,000, and the minimum additional investment in the Fund is $25,000. The minimum initial and additional investment for employees of the Adviser or a selling agent of the Fund and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, members of the Board, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000.The minimum initial and minimum additional investment requirements may be reduced or increased by the Board

Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members, twice a year, as of June 30 and December
31. A repurchase fee equal to 2.0% of the value of a Unit repurchased, which is retained by the Fund, will apply if the date as of which the Unit is to be valued for purposes of repurchase is less than one year following the date of a Member's investment in the Fund. The fee is intended to offset costs associated with short-term investments in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

9. SUBSCRIPTIONS AND REDEMPTIONS OF UNITS (CONCLUDED)

The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer: (i) whether any Members have requested the Fund to repurchase their Units; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Portfolio Funds); (iii) the investment plans and working capital requirements of the Fund;
(iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units.

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Fund's risk of loss in these Portfolio Funds is limited to the value of the Fund's investment.

11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

12. CONCENTRATION OF RISK

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


12. CONCENTRATION OF RISK (CONTINUED)

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of call option). The writer of a call option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


12. CONCENTRATION OF RISK (CONTINUED)

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


12. CONCENTRATION OF RISK (CONTINUED)

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

12. CONCENTRATION OF RISK (CONCLUDED)

L. Liquidity

The Portfolio Funds provide for periodic redemptions, with lock-up provisions ranging from 3 months to 3 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 2.0% to 5.0% of net assets. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

M. Credit Risk

The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement default.

N. Interest Rate Risk

A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and, consequently, the Net Asset Value of the Fund, may fluctuate as interest rates fluctuate.

13.  INVESTMENT TRANSACTIONS

For the year ended March 31, 2008, the Fund had purchases of investments of $62,150,000 and sales of investments of $16,932,993.

14. INVESTMENTS

As of March 31, 2008, the Fund had investments in forty-six Portfolio Funds, none of which were related parties.

The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)


14. INVESTMENTS (CONTINUED)

Portfolio Funds' Investment Strategies (continued):

CREDIT

Credit strategies involve various trading techniques used to capture price inefficiencies within or across a company's capital structure. Intra-capital structure arbitrage seeks to profit by identifying mispricings within a single company's capital structure. Purchasing senior bonds and selling junior bonds is an example of an intra-capital structure arbitrage trade. Inter-capital structure arbitrage is also included in this sub-strategy. These trades, similar to equity pair trades, involve the buying and selling of different fixed income securities across 2 different companies.

DISTRESSED

These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security's price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the Portfolio Manager's style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities. Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy.

EVENT-DRIVEN

Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

FIXED INCOME RELATIVE VALUE

Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company's capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings.

FUNDAMENTAL MARKET NEUTRAL

Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities. Positions are often hedged to isolate this discrepancy in value and minimize market risk.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (continued)

14. INVESTMENTS (CONCLUDED)
Portfolio Funds' Investment Strategies (concluded):

LONG/SHORT EQUITY

In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers' stock picking abilities, on both the long and the short side, is key to the success of these Portfolio Funds. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge. This classification is very broad. Portfolio Funds in this category include those that may or may not have a sector, style or capitalization bias. Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies. Trading and concentrated positions in certain stocks or industries often become important elements in these strategies. There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.

MACRO

Macro managers will invest globally across all markets without constraints. Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates. These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets.

MULTI-STRATEGY RELATIVE VALUE

In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy. The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.

STRUCTURED CREDIT

Portfolio Managers typically originate loans directly to a company. These loans are typically senior within the capital structure and are collateralized by the company's assets. The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund.

15. TENDER OFFER

On March 4, 2008, the Fund offered to purchase up to $25,000,000 of Units tendered by Members of the Fund at a price equal to the net asset value as of June 30, 2008. In May 2008, the fund accepted tender offer requests of approximately $2,900,000. The final tender amount will be based upon the June 30, 2008 net asset value.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (concluded)

16. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund adopted the provisions of FIN 48 as of April 1, 2007. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

17. SUBSEQUENT EVENT

Subsequent to year end through May 27, 2008, the Fund received $4,517,450 of subscriptions.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                  Managers and Officers of the Fund (unaudited)
                              as of March 31, 2008


--------------------------------------------------------------------------------------------------------------------------
NAME, AGE, AND         TERM OF OFFICE     PRINCIPAL OCCUPATION DURING     NUMBER OF FUNDS IN      OTHER DIRECTORSHIPS HELD
POSITION WITH THE      AND LENGTH OF      PAST 5 YEARS                    FUND COMPLEX            BY MANAGERS
FUND                   TIME SERVED                                        OVERSEEN BY MANAGER
----------------------------------------------------------------------------------------------------------------------------
                                               DISINTERESTED MANAGERS
----------------------------------------------------------------------------------------------------------------------------

Charles S. Crow, III,  Indefinite/Since   Mr. Crow has been a partner of           2              Member of the Board of
58                     July 2004          the law firm of Crow &                                  Directors of 1st
                                          Associates since 1981.                                  Constitution Bank;
                                                                                                  Member of the Board of
Manager                                                                                           Trustees of Centurion
                                                                                                  Ministries, Inc.; Member
                                                                                                  of the Board of Managers
                                                                                                  of Robeco-Sage Triton
                                                                                                  Fund, L.L.C.
----------------------------------------------------------------------------------------------------------------------------
Richard B. Gross, 60   Indefinite/Since   Mr. Gross is the co-founder,             2              Member of the Board of
                       July 2004          co-President and Chief Legal                            Trustees of Randall's
                                          Officer of GoldenRich Films,                            Island Sports
Manager                                   LLC (2002 - present).  From                             Foundation; Member of
                                          1998 to 2001 he served as a                             the Board of Managers of
                                          Managing Director and General                           Robeco-Sage Triton Fund,
                                          Counsel of U.S. Trust                                   L.L.C.
                                          Corporation, a bank holding
                                          company.
----------------------------------------------------------------------------------------------------------------------------
David C. Reed, 57      Indefinite/Since   Mr. Reed is the Chief Executive          2              Member of the Board of
                       February 2005      Officer, principal owner and                            Directors of  1st
                                          co-founder of Mapleton                                  Constitution Bank;
Manager                                   Nurseries (1998 - present).  He                         Member of the Board of
                                          is also the Managing Director                           Managers of Robeco-Sage
                                          of Reed & Company (1995                                 Triton Fund, L.L.C.
                                          -present).
----------------------------------------------------------------------------------------------------------------------------
                                                INTERESTED MANAGER*o
----------------------------------------------------------------------------------------------------------------------------
Timothy J. Stewart, 33 Indefinite/        Mr. Stewart is the Director of           2              Member of the Board of
                       Since October      Operations and a Managing                               Managers of Robeco-Sage
                       2003               Director of Robeco-Sage                                 Triton Fund, L.L.C.
Manager, President                        division of Robeco Investment
and Chief Executive                       Management (2003 -
Officer                                   present)(1).  From 2000 to
                                          2003 Mr. Stewart was an
                                          Analyst at Robeco-Sage Capital
                                          Management, L.L.C.
----------------------------------------------------------------------------------------------------------------------------

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
            Managers and Officers of the Fund (concluded) (unaudited)
                              as of March 31, 2008


----------------------------------------------------------------------------------------------------------------------------
NAME, AGE, AND         TERM OF OFFICE     PRINCIPAL OCCUPATION DURING     NUMBER OF FUNDS IN      OTHER DIRECTORSHIPS HELD
POSITION WITH THE      AND LENGTH OF      PAST 5 YEARS                    FUND COMPLEX            BY MANAGERS
FUND                   TIME SERVED                                        OVERSEEN BY MANAGER
----------------------------------------------------------------------------------------------------------------------------
                                           OFFICERS WHO ARE NOT MANAGERSo
----------------------------------------------------------------------------------------------------------------------------
Roland Toppen, 37      Indefinite/        Mr. Toppen is the Chief                  N/A                   N/A
                       Since  December    Financial Officer and a Senior
                       2005               Managing Director of Robeco
Chief Financial                           Investment Management (2005 -
Officer                                   present).  From 2002 to 2005
                                          he served as Head of Corporate
                                          Marketing/Pan-European Sales & Executive
                                          Vice President of Robeco Netherlands.
                                          From 2000 to 2002 he served as Head of
                                          Corporate Strategy/Acquisitions & Senior
                                          Vice President of Robeco Netherlands.
----------------------------------------------------------------------------------------------------------------------------
Christine Mevs, 53     Indefinite/        Ms. Mevs is a Senior                     N/A                   N/A
                       Since  December    Compliance Manager at Robeco
                       2005               Investment Management (2005 -
Chief Compliance                          present).  From February 2005
Officer                                   to May 2005 she served as a
                                          Compliance Officer for General
                                          Motors Asset Management.  From
                                          February 2004 to January 2005
                                          Ms. Mevs was employed by
                                          Arnhold and Bleichroeder Asset
                                          Management.  From 1997 through
                                          2004 Ms. Mevs served as a Vice
                                          President and Senior
                                          Compliance Manager at Lazard
                                          Asset Management.
----------------------------------------------------------------------------------------------------------------------------

*Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

oThe address of each Manager and Officer is as follows: c/o Robeco-Sage
 Multi-Strategy Fund, L.L.C., 909 Third Avenue, 28th Floor, New York, NY 10022.

(1)Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.


Financial Statements (unaudited)

For the six-month period ended September 30, 2008

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                                Table of Contents


Financial Statements (unaudited):

Schedule of Investments........................................................1
Statement of Assets and Liabilities............................................4
Statement of Operations........................................................5
Statements of Changes in Members' Capital......................................6
Statement of Cash Flows........................................................7
Financial Highlights...........................................................8
Notes to Financial Statements..................................................9
Advisory Agreement Renewal....................................................27




























The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the
Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                       Schedule of Investments (unaudited)
                               September 30, 2008


           INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVERSTMENTS

              [OBJECT OMITTED]              Long Short Equity - 35.6%

                                            Event Driven - 22.6%

                                            Distressed - 9.9%

                                            Macro - 9.8%

                                            Multi-Strategy Relative Value - 7.5%

                                            Structured Credit - 6.6%

                                            Fundamental Market Neutral - 3.7%

                                            Fixed Income Relative Value - 2.6%

                                            Credit - 1.7%



                                                                                                         %* OF
                                                                                                        MEMBERS'
PORTFOLIO FUND                                                             COST           VALUE         CAPITAL       LIQUIDITY**
------------------------------------------------------------------------------------------------------------------------------------

LONG/SHORT EQUITY:
Alson Signature Fund, L.P.                                             $ 4,000,000    $ 3,644,033         3.26%      Quarterly
Apis Capital L.P.                                                        3,100,000      2,665,709         2.38%      Quarterly
Cantillon World, L.P.                                                    2,000,000      1,969,662         1.76%      Quarterly
Clovis Capital Partners Institutional, L.P.                              2,800,000      2,756,560         2.47%      Quarterly
Cobalt Partners L.P.                                                     4,000,000      3,650,716         3.27%    Semi-Annually
Coeus Capital, L.P.                                                      2,250,000      2,175,964         1.95%      Quarterly
Criterion Institutional Partners, L.P.                                   2,850,000      2,960,158         2.65%      Quarterly
Dirigo, LLC                                                              1,500,000      1,660,328         1.48%      Quarterly
Elm Ridge Capital Partners, L.P.                                         3,200,000      3,223,604         2.88%      Quarterly
Highline Capital Partners QP, L.P.                                       3,850,000      4,154,263         3.72%      Quarterly
Ivory Flagship Fund, L.P.                                                2,800,000      2,875,790         2.57%      Quarterly
PFM Diversified Fund, L.P.                                               3,800,000      3,608,962         3.23%      Quarterly
Tracer Capital Partners (QP), L.P.                                       1,119,256        995,191         0.89%      Quarterly
U Capital Partners, L.P.                                                 2,150,000      1,900,936         1.70%      Quarterly
                                                                   ---------------------------------------------
           TOTAL LONG/SHORT EQUITY                                      39,419,256     38,241,876        34.21%
                                                                   ---------------------------------------------

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                 Schedule of Investments (unaudited)(continued)
                               September 30, 2008


                                                                                                        %* OF
                                                                                                       MEMBERS'
PORTFOLIO FUND                                                            COST           VALUE         CAPITAL      LIQUIDITY**
------------------------------------------------------------------------------------------------------------------------------------

EVENT DRIVEN:
Altima Global Special Situations Fund, L.P.                            $ 3,450,000    $ 3,287,558         2.94%      Quarterly
CSO US, Ltd.                                                             2,050,000      1,214,804         1.09%     Quarterly***
Eton Park Fund, L.P.                                                     3,637,409      4,515,137         4.04%     Bi-Annually
Fir Tree Value Fund II, L.P.                                             2,450,000      1,876,300         1.68%      Quarterly
Magnetar Capital Fund, L.P.                                              2,300,000      2,211,967         1.98%    Semi-Annually
Montrica Global Opportunities Fund, L.P.                                 2,900,000      2,511,755         2.25%      Annually
Octavian Global Fund, L.P.                                               2,300,000      2,111,769         1.89%      Quarterly
Silver Point Capital Fund, L.P.                                          3,500,000      3,314,551         2.96%      Annually
Taconic Opportunity Fund, L.P.                                           3,700,000      3,216,697         2.88%      Quarterly
                                                                       -----------------------------------------
           TOTAL EVENT DRIVEN                                           26,287,409     24,260,538        21.70%
                                                                       -----------------------------------------
DISTRESSED:
Anchorage Capital Partners, L.P.                                         3,050,000      3,212,517         2.87%      Bi-Annually
Matlin Patterson Distressed Opportunities Fund, L.P.                     2,500,000      1,976,800         1.77%    Semi-Annually
Redwood Domestic Fund, L.P.                                              3,000,000      2,694,578         2.41%     Bi-Annually
Wexford Credit Opportunities Fund, L.P.                                  2,850,000      2,774,069         2.48%      Quarterly
                                                                       -----------------------------------------
           TOTAL DISTRESSED                                             11,400,000     10,657,964         9.53%
                                                                       -----------------------------------------
MACRO:
AQR Absolute Return Institutional Fund, L.P.                             1,200,000        722,187         0.65%      Quarterly
Brevan Howard Emerging Markets Strategies Fund                           2,450,000      2,291,949         2.05%       Monthly
Fortress Commodities Fund, L.P.                                          2,800,000      2,883,463         2.58%      Quarterly
QFS Global Macro Hedge Fund, LLC                                         1,650,000      2,023,539         1.81%       Monthly
Wexford Spectrum Fund I, L.P.                                            2,650,000      2,560,038         2.29%      Quarterly
                                                                       -----------------------------------------
           TOTAL MACRO                                                  10,750,000     10,481,176         9.38%
                                                                       -----------------------------------------
MULTI-STRATEGY RELATIVE VALUE:
Bennelong Asia Pacific Multi-Strategy Equity Fund                         2,500,000      2,350,275         2.10%       Monthly
Citadel Wellington Partners, LLC                                          4,000,000      3,764,143         3.37%      Quarterly
Sandleman Partners Multi-Strategy Fund, L.P.                              2,351,191      1,898,714         1.70%    Quarterly+
                                                                       -----------------------------------------
           TOTAL MULTI-STRATEGY RELATIVE VALUE                            8,851,191      8,013,132         7.17%
                                                                       -----------------------------------------
STRUCTURED CREDIT:
Cerberus Partners, L.P.                                                   3,500,000      3,415,098         3.05%    Semi-Annually
Dune Capital, L.P.                                                          893,797        773,966         0.69%  Semi-Annually+
Petra Offshore Fund, L.P.                                                 1,750,000      1,315,809         1.18%      Quarterly
Sorin Fund, L.P.                                                          1,900,000      1,562,771         1.40%      Quarterly
                                                                       ---------------------------------------------
           TOTAL STRUCTURED CREDIT                                        8,043,797      7,067,644         6.32%
                                                                       ---------------------------------------------
FUNDAMENTAL MARKET NEUTRAL:
O'Connor Global Fundamental Market Neutral Long/Short, LLC                3,100,000      3,925,418         3.51%       Monthly
                                                                       ---------------------------------------------
FIXED INCOME RELATIVE VALUE:
Black River Global Multi-Strategy Leveraged Fund, LLC                     2,800,000      2,399,526         2.15%      Quarterly
The Drake Absolute Return Fund, L.P.                                        497,313        422,440         0.38%    Quarterly+
                                                                       ---------------------------------------------
           TOTAL FIXED INCOME RELATIVE VALUE                              3,297,313      2,821,966         2.52%
                                                                       ---------------------------------------------

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                 Schedule of Investments (unaudited)(concluded)
                               September 30, 2008

                                                                                                       %* OF
                                                                                                       MEMBERS'
PORTFOLIO FUND                                                            COST           VALUE         CAPITAL         LIQUIDITY**
------------------------------------------------------------------------------------------------------------------------------------

CREDIT:
Latigo Fund, L.P.                                                      $ 1,989,970    $ 1,832,772         1.64%        Quarterly
                                                                       ---------------------------------------------
           TOTAL CREDIT                                                  1,989,970      1,832,772         1.64%
                                                                       ---------------------------------------------
           TOTAL PORTFOLIO FUNDS                                       $ 113,138,936  $ 107,302,486        95.98%
                                                                       =============================================



  * Percentages are based on Members' Capital at end of period of $111,794,489. ** Liquidity terms shown apply after lock-up provisions. See Note 12.L for a description of lock-up provisions.
*** Portfolio Fund has suspended redemptions.
  + Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors.


     The aggregate cost of investments for tax purposes was $113,138,936. Net unrealized appreciation on investments for tax purposes was $(5,836,450) consisting of $2,996,809 of gross unrealized appreciation and $(8,833,259) of gross unrealized depreciation.

     The investments in Portfolio Funds shown above, representing 95.98% of Members' Capital have been fair valued as described in Note 2.B.















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                 Statement of Assets and Liabilities (unaudited)
                               September 30, 2008



ASSETS
Investments in Portfolio Funds, at fair value (cost $113,138,936)    $  107,302,486
Cash and cash equivalents                                                 5,880,887
Receivable from Portfolio Funds                                             298,491
Due from Adviser                                                             73,019
                                                                     --------------
        Total assets                                                    113,554,883
                                                                     --------------

LIABILITIES
Capital contributions received in advance                                   702,000
Advisory fee payable                                                        436,021
Member Servicing fee payable                                                191,024
Redemptions payable                                                         145,250
Professional fees payable                                                   135,177
Administration fees payable                                                  60,134
Management fee payable                                                       29,070
Line of Credit Facility fee payable                                           5,781
Board of Managers' fees payable                                               4,500
Other accrued expenses                                                       51,437
                                                                     --------------
        Total liabilities                                                 1,760,394
                                                                     --------------

        NET ASSETS                                                   $  111,794,489
                                                                     ==============

MEMBERS' CAPITAL
Net capital                                                          $  122,260,862
Accumulated net investment loss                                          (4,614,312)
Accumulated net realized loss on Portfolio Funds                            (15,611)
Net unrealized depreciation on investments in Portfolio Funds            (5,836,450)
                                                                     --------------
        Members' Capital                                             $  111,794,489
                                                                     ==============

        NET ASSET VALUE PER UNIT (BASED ON 111,052
            UNITS OUTSTANDING)                                       $    1,006.69
                                                                     ==============















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                       Statement of Operations (unaudited)
                For the six-month period ended September 30, 2008



INVESTMENT INCOME
   Interest                                                                        $      34,857
                                                                                   -------------
        Total investment income                                                           34,857
                                                                                   -------------

EXPENSES
   Advisory fee                                                                          886,806
   Member servicing fee                                                                  147,811
   Professional fees                                                                     131,223
   Administration fee                                                                     76,346
   Management fee                                                                         59,125
   Loan fees                                                                              15,706
   Printing fees                                                                           9,000
   Board of Managers' fees                                                                 9,000
   Custody fee                                                                             5,913
   Interest expense                                                                        5,739
   Other expenses                                                                         78,882
                                                                                   -------------
        Total expenses                                                                 1,425,551
        Fund expenses reimbursed                                                         (70,920)
                                                                                   -------------
   Net Expenses                                                                        1,354,631
                                                                                   -------------
Net Investment Loss                                                                   (1,319,774)

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS IN PORTFOLIO FUNDS
   Net Realized Loss on Investments in Portfolio Funds                                  (983,559)
   Net Change in Unrealized Appreciation on
        Investments in Portfolio Funds                                                (8,663,712)
                                                                                   -------------
   Net Realized and Unrealized Losses                                                 (9,647,271)
                                                                                   -------------
   Net Decrease in Members' Capital Derived
        from Investment Activities                                                 $ (10,967,045)
                                                                                   =============












    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Statements of Changes in Members' Capital



                                                For the six-month
                                                   period ended         For the
                                                September 30, 2008     year ended
                                                    (unaudited)      March 31, 2008
                                                ------------------   --------------

FROM INVESTMENT ACTIVITIES
   Net investment loss*                          $   (1,319,774)     $  (2,183,854)
                                                ------------------   --------------
   Net realized gain/(loss) on investments
          in Portfolio Funds                           (983,559)           939,749
   Net change in unrealized appreciation
          on investments in Portfolio Funds          (8,663,712)        (3,427,192)
                                                ------------------   --------------
   Net realized and unrealized gains/(losses)        (9,647,271)        (2,487,443)
                                                ------------------   --------------

   Net increase/(decrease) in Members'
   Capital derived from investment activities       (10,967,045)        (4,671,297)
                                                ------------------   --------------

MEMBERS' CAPITAL TRANSACTIONS
   Sales of Units                                    12,996,450         70,316,242
   Redemption of Units                               (2,905,191)       (18,621,930)
                                                ------------------   --------------
                                                 $    10,091,259        51,694,312
                                                ------------------   --------------

Net Increase/(Decrease) in Members' Capital            (875,786)        47,023,015
Members' Capital at Beginning of Period             112,670,275         65,647,260
                                                ------------------   --------------
Members' Capital at End of Period                $  111,794,489       $112,670,275
                                                ==================   ==============

Accumulated Net Investment Loss                  $   (4,614,312)       $(3,294,538)
                                                ==================   ==============


          * Investment income less net expenses.












    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                       Statement of Cash Flows (unaudited)
                For the six-month period ended September 30, 2008



CASH FLOWS USED IN OPERATING ACTIVITIES
Net decrease in Members' Capital derived from investment activities      $   (10,967,045)
Adjustments to reconcile net decrease in Members' Capital derived from investment activities to cash used in operating activities:
        Purchases of Portfolio Funds                                         (24,700,000)
        Sales of Portfolio Funds                                              15,084,261
        Net change in unrealized appreciation on
          investments in Portfolio Funds                                       8,663,712
        Net realized loss on investments in Portfolio Funds                      983,559
        Increase in due from Adviser                                             (70,920)
        Decrease in receivable from Portfolio Funds                            3,786,640
        Decrease in other assets                                                   5,000
        Increase in member servicing fees                                         14,975
        Increase in advisory fee payable                                          19,546
        Increase in professional fees payable                                     44,491
        Increase in administration fees payable                                   13,743
        Increase in management fee payable                                         1,299
        Increase in Line of Credit Facility fee payable                            5,781
        Decrease in other accrued expenses                                       (18,412)
                                                                         ---------------
Net cash used in operating activities                                         (7,133,370)
                                                                         ---------------


CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Units                                                  13,698,450
Redemptions of Units                                                          (2,879,631)
Proceeds from Loan                                                             3,600,000
Repayments of Loan                                                            (3,600,000)
                                                                         ---------------
Net cash provided by financing activities                                     10,818,819
                                                                         ---------------

Net increase in cash and cash equivalents                                      3,685,449
Cash and cash equivalents, beginning of period                                 2,195,438
                                                                         ---------------
Cash and cash equivalents, end of period                                 $     5,880,887
                                                                         ===============

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:

Redemptions payable                                                      $       145,250
                                                                         ===============






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                              Financial Highlights



                                                                                                                For the period
                                                  For the six-month                                              June 8, 2005
                                                    period ended            For the            For the        (date of inception)
                                                 September 30, 2008        year ended         year ended            through
                                                     (unaudited)         March 31, 2008     March 31, 2007      March 31, 2006
                                                 ------------------      --------------     --------------     ------------------

PER UNIT OPERATING PERFORMANCE
Beginning net asset value                           $    1,105.12          $   1,141.44      $   1,061.24        $    1,000.00
                                                    -------------          ------------      ------------        -------------
Income from operations:
   Net investment loss                                     (12.31)               (25.30)           (26.36)               (8.03)
   Net realized and unrealized appreciation/
       (depreciation) from Portfolio Funds                 (86.12)               (11.02)           106.56                69.27
                                                    -------------          ------------      ------------        -------------
Net change in net assets resulting from operations         (98.43)               (36.32)            80.20                61.24
                                                    -------------          ------------      ------------        -------------
Ending net asset value                              $    1,006.69          $   1,105.12      $   1,141.44        $    1,061.24
                                                    =============          ============      ============        =============

Total Return                                              (8.91)%(1)            (3.18)%             7.56%                6.12%(1)

Net assets, end of period (000's)                   $     111,794          $    112,670      $     65,647        $      21,285

RATIOS TO AVERAGE NET ASSETS
Expenses, before waivers and reimbursements (2)             2.41%(3)              2.34%             3.56%                6.09%(3)

Expenses, net of waivers and reimbursements (2)             2.29%(3)(5)           2.25%             2.50%                2.50%(3)

Net investment loss, before waivers and
   reimbursements                                         (2.35)%(3)            (2.25)%           (3.46)%              (5.90)%(3)

Net investment loss, net of waivers and
   reimbursements                                         (2.23)%(3)            (2.16)%           (2.40)%              (2.31)%(3)

Portfolio turnover rate                                    13.37%(4)             17.47%             7.82%                0.00%(4)



(1)  Total return is for the period indicated and has not been annualized.
(2)  Expenses of Portfolio Funds are not included in the expense ratio.
(3) Annualized, with the exception of non-recurring organizational expenses of $67,500.
(4)  Not annualized.
(5) Expense ratio is greater than the expense cap of 2.25% due to the inclusion of extraordinary expenses that are not covered by the expense cap.

     Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                    Notes to Financial Statements (unaudited)
                               September 30, 2008

1. ORGANIZATION


Robeco-Sage Multi-Strategy Fund, L.L.C. (formerly Sage Multi-Strategy Fund, L.L.C.) (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund is a "fund of funds" that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and units of limited liability interests in the Fund ("Units") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the "1933 Act"). The Fund commenced operations on December 1, 2005.



The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund intends to accomplish its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.



Investors who purchase Units and who are admitted to the Fund by its Board of Managers ("the Board") will become members of the Fund ("Members").

2. SIGNIFICANT ACCOUNTING POLICIES


The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Fund:

A. Use of Estimates


The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Adviser (See
Note 3) to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Investment Transactions

The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.

Such fair value generally represents the Fund's pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. Management considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Fund's valuation procedures require the Adviser, as defined below, to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

With respect to a Portfolio Fund, which represents 1.18% of Members' Capital as of September 30, 2008, the Valuation Committee of the Board has approved a fair valuation methodology recommended by management that reflects a discount to the valuation provided by the Portfolio Manager. The value of this Portfolio Fund shown in the Schedule of Investments reflects this adjusted valuation. Management continues to monitor the appropriateness of this fair valuation methodology, which may be adjusted or revised as the Valuation Committee determines is warranted.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund. Interest income is recorded on an accrual basis of interest earned on cash balances.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Investment Transactions (continued)

Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 157 is effective for the Fund's financial statement periods beginning after December 1, 2007. SFAS No. 157 defines fair value, establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

          o Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

          o Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          o Level 3 - Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. All investments in Portfolio Funds are included in this level.

As required by SFAS No.157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The following table sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at September 30, 2008:

The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund's investments carried at value:



                                        LEVEL 1    LEVEL 2     LEVEL 3        TOTAL
                                    ------------------------------------------------------
Investments in Portfolio Funds       $        -   $      -   $107,302,486   $107,302,486


                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Investment Transactions (concluded)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                         INVESTMENTS IN
                                                           PORTFOLIO
                                                             FUNDS
                                                      ------------------
BALANCE AS OF 3/31/08                                  $  107,334,018
Accrued discounts/premiums                                          -
Realized gain/(loss)                                         (983,559)
Change in unrealized appreciation/(depreciation)           (8,663,712)
Net purchase/(sales)                                        9,615,739
Net transfers in/and or out of Level 3                              -
                                                      ------------------
BALANCE AS OF 9/30/08                                  $  107,302,486
                                                      ==================

C. Income Taxes


Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also has rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.


On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund adopted the provisions of FIN 48 as of April 1, 2007. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

D. Distribution Policy


The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

F.  Cash and Cash Equivalents


The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.


3. RELATED PARTY TRANSACTIONS AND OTHER

RELATED PARTIES

Robeco Investment Management, Inc. (the "Adviser"), serves as the investment adviser of the Fund. Prior to January 1, 2007, Robeco-Sage Capital Management, L.L.C., a wholly-owned subsidiary of Robeco USA, Inc., served as the investment adviser of the Fund. Effective January 1, 2007, Robeco-Sage Capital Management, L.L.C. was merged into its parent, Robeco USA, Inc. (which changed its name to Robeco Investment Management, Inc. after the merger). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.


In consideration of these investment advisory services and pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Fund pays the Adviser a quarterly fee at an annualized rate of 1.50% of the average net assets of the Fund during the calendar quarter (the "Investment Advisory Fee"). The Investment Advisory Fee is payable in arrears within five business days after the end of the quarter. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable of $436,021.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)


RELATED PARTIES (CONCLUDED)

In addition, pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser provides (or arranges for the provision of) office space, telephone and utilities, and various administrative services to the Fund, including certain legal and compliance services, and is responsible for oversight of the Fund's administrator and other service providers.

In consideration for these services, the Fund pays the Adviser a quarterly management fee at an annualized rate of 0.10% of the average net assets of the Fund during the calendar quarter (the "Management Fee"). Prior to February 1, 2006, the Fund paid the Adviser a quarterly management fee at an annualized rate of 0.35%. The accompanying Statement of Assets and Liabilities includes a management fee payable of $29,070.

The Fund has entered into a Member Services Agreement with Robeco Securities, L.L.C. ("Robeco Securities") (the "Service Agent"), an affiliate of the Adviser, to provide (or arrange for the provision of) ongoing Member and account maintenance services.

The Fund pays a quarterly fee to the Service Agent at an annualized rate of 0.25% of the average net assets of the Fund during the calendar quarter (the "Member Servicing Fee"). The Service Agent may pay all or a portion of this amount to retain broker-dealers and financial advisors ("Member Service Providers") to provide Member and account maintenance services. Furthermore, the Adviser, in its discretion and from its own resources, may pay to Member Service Providers, in respect of their customers' investments in the Fund, additional ongoing compensation not to exceed 0.60% (on an annualized basis) of the aggregate value of outstanding Units held by Members introduced by the Member Service Provider.

Robeco Securities serves as a distributor of the Units and serves in that capacity on a reasonable best efforts basis. The distributors may impose a sales load with respect to each Member of up to 2% of the Member's investment amount. No sales loads were charged by Robeco Securities during the year.

Cooperatieve Centrale Raiffeissen - Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund. Rabobank may be deemed to control the Fund for purposes of the BHCA.

Affiliates of the Adviser have invested in the Fund primarily as seed investors. At September 30, 2008 the affiliate capital balances totaled $6,654,582.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

OTHER
SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund, pursuant to an administration agreement dated as of February 1, 2006 (the "Administration Agreement"). In consideration of such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.12%, subject to certain fee minimums, and reimburses the Administrator for certain out-of-pocket expenses. After its initial term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days' written notice.

SEI Private Trust Company acts as custodian (the "Custodian") for the Fund's assets. In consideration for such services, the Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

Each member of the Board, who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual fee of $6,000. Any Board member who is an "interested person" does not receive any annual or other fee from the Fund. All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

4. FUND EXPENSES

The Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement and the Management Agreement, and the Service Agent pursuant to the Member Services Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Investment Advisory Fee; the Management Fee; the Member Servicing Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)

4.  FUND EXPENSES (CONCLUDED)

The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "Expense Limitation"). Therefore, the accompanying Statement of Assets and Liabilities includes a receivable from the Adviser of $73,019 for the reimbursement of excess expenses. Prior to April 1, 2007, the Expense Limitation was 2.5% per annum.

In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. As of March 31, 2008, the amount of the carryforward is $776,755 which includes $270,079, $417,848 and $88,828 from the fiscal years ending March 31, 2006, 2007 and 2008, respectively. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Fund. None of the fees charged to the Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)

5.  INITIAL OFFERING COSTS AND ORGANIZATIONAL EXPENSES

The Fund incurred initial offering costs totaling approximately $199,599 comprised principally of legal costs pertaining to the preparation of the Fund's offering documents. These costs were amortized over the initial twelve-month period ending November 30, 2006. These offering costs were subject to the Expense Limitation and Reimbursement Agreement

6.  MEMBERS' CAPITAL

Unit transactions for the six-month period ended September 30, 2008 were as follows:

Units outstanding at beginning of period          101,953
Units issued                                       11,671
Units redeemed                                     (2,572)
                                                ------------
Units outstanding at end of period                111,052
                                                ============

The Fund is authorized to issue Units the value of which at time of issuance is not to exceed $250 million in aggregate.

7.  BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Fund has terminated a line of credit agreement with the Advisor as of June 30, 2008, and has established a new line of credit with Societe Generale. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. Each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 1.00%. The Fund also pays a facility fee of 0.35% per annum. At September 30, 2008, the Fund had no outstanding borrowings.

8.  CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Fund (net of any applicable sales load). The Fund has chosen to utilize a "per unit" method to account for Members' capital effective at the inception of the Fund. A Member's contribution is used to purchase Units in the Fund. The Units represent the capital account maintained on the Member's behalf that reflects the Member's pro rata share of the Fund's capital. A Member's capital account is used to facilitate tax reporting to the Member. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount. Each Member's capital account will be increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)


8.  CAPITAL ACCOUNTS AND ALLOCATIONS (CONCLUDED)

the Fund of the Units of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts charged against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Fund is made; (iv) any day on which the Fund repurchases any Units of any Member; or (v) any day on which any amount is credited to or charged against the capital account of any Member other than an amount to be credited to or charged against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or charged against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), after giving effect to contributions and before giving effect to any repurchases by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

9. SUBSCRIPTIONS AND REDEMPTIONS OF UNITS

Generally, the minimum initial investment in the Fund from each investor is $100,000, and the minimum additional investment in the Fund is $25,000. The minimum initial and additional investment for employees of the Adviser or a selling agent of the Fund and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, members of the Board, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members, twice a year, as of June 30 and December
31. A repurchase fee equal to 2.0% of the value of a Unit repurchased, which is retained by the Fund, will apply if the date as of which the Unit is to be valued for purposes of repurchase is less

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)


9. SUBSCRIPTIONS AND REDEMPTIONS OF UNITS (CONCLUDED)

than one year following the date of a Member's investment in the Fund. The fee is intended to offset costs associated with short-term investments in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer: (i) whether any Members have requested the Fund to repurchase their Units; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Portfolio Funds); (iii) the investment plans and working capital requirements of the Fund;
(iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units.

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Fund's risk of loss in these Portfolio Funds is limited to the value of the Fund's investment.

11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

12. CONCENTRATION OF RISK

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value. The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)


12. CONCENTRATION OF RISK (CONTINUED)

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of call option). The writer of a call option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)


12. CONCENTRATION OF RISK (CONTINUED)

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)


12. CONCENTRATION OF RISK (CONTINUED)

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)


12. CONCENTRATION OF RISK (CONCLUDED)

L. Liquidity

The Portfolio Funds generally provide for periodic redemptions, with lock-up provisions ranging from 3 months to 3 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 2.0% to 5.0% of net assets. Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

Investors in a Portfolio Fund approved a one-year lock-up of investor assets, with quarterly liquidity thereafter. This Portfolio Fund represents 1.18% of Members' Capital as of September 30, 2008.

M. Credit Risk

The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement default.

N. Interest Rate Risk

A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and, consequently, the Net Asset Value of the Fund, may fluctuate as interest rates fluctuate.

13.  INVESTMENT TRANSACTIONS

For the six-month period ended September 30, 2008, the Fund had purchases of investments of $24,700,000 and sales of investments of $15,084,261.

14. INVESTMENTS

As of September 30, 2008, the Fund had investments in forty-three Portfolio Funds, none of which were related parties.

The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets or such lower percentage limit as may be determined by the Fund in consultation with its

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)


14. INVESTMENTS (CONTINUED)

counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds' Investment Strategies:

CREDIT

Credit strategies involve various trading techniques used to capture price inefficiencies within or across a company's capital structure. Intra-capital structure arbitrage seeks to profit by identifying mispricings within a single company's capital structure. Purchasing senior bonds and selling junior bonds is an example of an intra-capital structure arbitrage trade. Inter-capital structure arbitrage is also included in this sub-strategy. These trades, similar to equity pair trades, involve the buying and selling of different fixed income securities across two different companies.

DISTRESSED

These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security's price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the Portfolio Manager's style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities. Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy.

EVENT-DRIVEN

Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

FIXED INCOME RELATIVE VALUE

Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company's capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings.

FUNDAMENTAL MARKET NEUTRAL

Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities. Positions are often hedged to isolate this discrepancy in value and minimize market risk.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(continued)

14. INVESTMENTS (CONCLUDED)

Portfolio Funds' Investment Strategies (concluded):

LONG/SHORT EQUITY

In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers' stock picking abilities, on both the long and the short side, is key to the success of these Portfolio Funds. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge. This classification is very broad. Portfolio Funds in this category include those that may or may not have a sector, style or capitalization bias. Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies. Trading and concentrated positions in certain stocks or industries often become important elements in these strategies. There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.

MACRO

Macro managers will invest globally across all markets without constraints. Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates. These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets.

MULTI-STRATEGY RELATIVE VALUE

In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy. The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.

STRUCTURED CREDIT

Portfolio Managers typically originate loans directly to a company. These loans are typically senior within the capital structure and are collateralized by the company's assets. The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund.

15. TENDER OFFER

On September 5, 2008, the Fund offered to purchase up to $25,000,000 of Units tendered by Members of the Fund at a price equal to the net asset value as of December 31, 2008. In October 2008, the Fund accepted tender offer requests of approximately $25,000,000. The final tender amount will be based upon the December 31, 2008 net asset value.

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
              Notes to Financial Statements (unaudited)(concluded)

16. SUBSEQUENT EVENTS

Subsequent to period-end through November 26, 2008, the Fund received $827,000 of subscriptions.

A Portfolio Fund constituting 1.09% of Members' Capital as of September 30, 2008 has announced that it is liquidating its portfolio and returning cash to investors. Additionally, a Portfolio Fund constituting 1.40% of Members' Capital as of September 30, 2008 has suspended redemptions.

                           ADVISORY AGREEMENT APPROVAL


The investment advisory agreement between Robeco-Sage Multi-Strategy Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Robeco Investment Management, Inc., a Delaware corporation (the "Adviser") (the "Advisory Agreement"), may be continued in effect from year to year subject to approval by: (i) the Fund's Board of Managers (the "Board"); or (ii) vote of a majority of the outstanding voting securities, as defined by the 1940 Act, of the Fund; provided that, in either event, the continuance must also be approved by a majority of the managers who are not "interested persons," as defined by the 1940 Act, of the Fund (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board held on September 8, 2008, a majority of the Managers, including a majority of the Independent Managers, approved the continuance of the Advisory Agreement for an additional year. In considering whether to renew the Advisory Agreement, the Board reviewed various materials from counsel and from the Adviser which included: (i) information concerning the services rendered to the Fund by the Adviser and the fees paid by the Fund to the Adviser; (ii) information concerning the individuals responsible for the day to day management of the Fund's assets; and (iii) a summary of the legal duties of the Board under the 1940 Act. In particular, the Board considered the following:

(A) THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. The Managers reviewed the services that the Adviser provides to the Fund and reviewed various presentations from management in this regard. In connection with the investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that are entered into on behalf of the Fund. The Board noted that, in addition to the investment advisory services provided to the Fund under the Advisory Agreement, the Adviser and its affiliates also provide certain administrative and other services necessary for the operation of the Fund. In particular, the Board reviewed the compliance and administrative services provided to the Fund by the Adviser, including its oversight of the Fund's day-to-day operations and its oversight of Fund accounting services. Based on its review of the information provided at the meeting, and the discussions with the representatives of the Adviser and counsel to the Fund at the meeting, the Board concluded that the Fund was receiving the services required from the Adviser under the Advisory Agreement and that these services were of high quality.

(B) INVESTMENT PERFORMANCE OF THE FUND AND ADVISER. In connection with the evaluation of the services provided by the Adviser, the Board also considered the investment performance of the Fund, and compared the performance of the Fund to that of the S&P 500 Index and the HFRI Fund of Funds Diversified Index covering periods since the Fund's inception until March 31, 2008. The Board noted the Fund's approximately 10.5% cumulative returns since its inception and found the Fund's overall returns to be generally satisfactory, particularly in light of its relatively low volatility and the general market conditions.

(C) COST OF THE SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER FROM THE RELATIONSHIP WITH THE FUND. The Managers also considered the cost of the services provided by the Adviser. Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.50% of the Fund's average net assets. The Board also considered that, in addition to the fees charged by the Adviser, the Fund also bears the advisory fees charged by the Portfolio Funds. Additionally, the Board considered that a fee cap is in place and the impact of the cap on the Adviser.

The Managers reviewed information comparing both the services rendered and the fees paid under the Advisory Agreement to other contracts of the Adviser and to other contracts of other advisers with respect to various similar closed-end registered investment companies. In particular, the Board evaluated the

                     ADVISORY AGREEMENT APPROVAL (CONCLUDED)

Fund's contractual fee rate for advisory services as compared to the contractual fee rate of other closed-end funds that are managed by other investment advisers that invest primarily in unregistered funds. The Board found that the Fund's advisory fee rate compared favorably to the fee rates paid by such other similar registered funds.

The profitability realized by the Adviser was also considered. The Board relied principally on information furnished by the Adviser relating to the costs and profitability of the Adviser from its relationship with the Fund (the "Profitability Analysis"). After reviewing the information contained in the Profitability Analysis, the Board determined that, given the overall performance of the Fund and the quality of services provided, the current profitability of the Adviser was reasonable.

(D) THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE. The Board was cognizant of the fact that economies of scale in costs of providing services may be realized when there is a significant increase in a fund's assets. The Independent Managers concluded that, although the net assets of the Fund have grown since its inception, the Fund has not reached an appropriate size to support fee reductions based on economies of scale realized by the Adviser. However, the Independent Managers noted that they would consider negotiating fee reductions as the Fund's assets grow to more significant levels.

CONCLUSION. Based on all of the foregoing, and such other matters that were deemed relevant, the Board determined that the terms of the Advisory Agreement, including applicable fees and expenses, were fair and reasonable in light of the nature, extent and quality of services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Managers who were present in person at the September 8, 2008 meeting, including a majority of the Independent Managers, approved the continuance of the Advisory Agreement for an additional year.




                                                                              27